As filed with the Securities and Exchange Commission on April 24, 1998 Registration No. 333-01713

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                       POST-EFFECTIVE AMENDMENT NO. 3 TO
                                 FORM S-6

    FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                    PACIFIC SELECT EXEC SEPARATE ACCOUNT OF

                        PACIFIC LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PACIFIC LIFE INSURANCE COMPANY*
                              (Name of Depositor)

                           700 Newport Center Drive
                                 P.O. Box 9000
                        Newport Beach, California 92660
              (Address of Depositor's Principal Executive Office)

                                Diane N. Ledger
                                Vice President
                         Pacific Life Insurance Company
                           700 Newport Center Drive
                                 P.O. Box 9000
                        Newport Beach, California 92660
              (Name and Address of Agent for Service of Process)

                                  Copies to:

                               Jeffrey S. Puretz
                            Dechert Price & Rhoads

                             1775 Eye Street, N.W.
                          Washington, D.C. 20006-2401

It is proposed that this filing will become effective on May 1, 1998 pursuant to paragraph (b) of Rule 485.

Title of securities being registered: Interests in the Separate Account under Pacific Select Estate Preserver Last Survivor Flexible Premium Variable Life Insurance Policies.

The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, filed its Rule 24f-2 Notice for the fiscal year ended December 31, 1997 on February 27, 1998, and will file its Rule 24f-2 Notice for the fiscal year ending December 31, 1998, within the time period required by Section 24 of the Investment Company Act of 1940 and applicable regulations thereunder.

*On September 1, 1997, Pacific Mutual Life Insurance Company converted from a mutual insurance company to a stock insurance company under California law, and changed its name to Pacific Life Insurance Company.

Pacific Select   Separate Account of Pacific Life Insurance Company

CROSS-REFERENCE SHEET

Pursuant to Rule 404(c) of Regulation C under the Securities Act of 1933

(Form N-8B-2 Items required by Instruction as to the Prospectus in Form S-6)


Form N-8B-2                                                     Form S-6
Item Number                                              Heading in Prospectus

1.  (a)  Name of trust.................................  Prospectus front cover

    (b)  Title of securities issues....................  Prospectus front cover

2.  Name and address of each depositor.................  Prospectus front cover

3.  Name and address of trustee........................  N/A

4.  Name and address of each principal underwriter.....  Pacific Life Insurance
                                                         Company

5.  State of organization of trust.....................  Pacific Select Exec Separate
                                                         Account

6.  Execution and termination of trust agreement.......  Pacific Select Exec Separate
                                                         Account

7.  Changes of name....................................  N/A

8.  Fiscal year........................................  N/A

9.  Material Litigation................................  N/A

II. General Description of the Trust and Securities of the Trust

10. (a)  Registered or bearer securities...............  The Policy

    (b)  Cumulative or distributive securities.........  The Policy

    (c)  Withdrawal or redemption......................  Policy Loans;
                                                         Surrender; Partial
                                                         Withdrawals

    (d)  Conversion, transfer, etc.....................  Transfer of Accumulated
                                                         Value; Policy Loans;
                                                         Surrender; Partial
                                                         Withdrawals

                                                         Policy

    (e)  Periodic payment plan.........................  N/A

    (f)  Voting rights.................................  Voting of Fund Shares

    (g)  Notice to security holders....................  Confirmation Statements and Other Reports to
                                                         Owners

    (h)  Consents required.............................  Voting of Fund Shares;
                                                         Disregard of Voting
                                                         Instructions;
                                                         Substitution of
                                                         Investments

    (i)  Other provisions..............................  The Policy

11. Type of securities comprising units................  The Policy; Pacific
                                                         Select Exec Separate
                                                         Account

12. Certain information regarding periodic
    payment plan certificates..........................  N/A

13. (a)  Load, fees, expenses, etc.....................  Charges and Deductions

    (b)  Certain information regarding periodic
         payment plan certificates.....................  N/A

    (c)  Certain percentages...........................  Charges and Deductions

    (d)  Difference in price...........................  N/A

    (e)  Certain other fees, etc.......................  Charges and Deductions

    (f)  Certain other profits or benefits.............  The Policy

    (g)  Ratio of annual charges to income.............  N/A

14. Issuance of trust's securities.....................  The Policy

15. Receipt and handling of payments from
    purchasers.........................................  The Policy; Premiums

16. Acquisition and disposition of underlying
    securities.........................................  Introduction; Pacific
                                                         Select Exec Separate
                                                         Account; The Policy

17. Withdrawal or redemption...........................  Transfer of Accumulated
                                                         Value; Policy Loans;
                                                         Surrender; Partial
                                                         Withdrawals

18. (a)  Receipt, custody and disposition
         of income.....................................  The Policy

    (b)  Reinvestment of distributions.................  N/A

    (c)  Reserves or special funds.....................  N/A

    (d)  Schedule of distributions.....................  N/A

19. Records, accounts and reports......................  Confirmation Statements and Other Reports to
                                                         Owners

20. Certain miscellaneous provisions of trust agreement

    (a)  Amendment.....................................  N/A

    (b)  Termination...................................  N/A

    (c) and (d) Trustee, removal and successor.........  N/A

    (e) and (f) Depositors, removal and successor......  N/A

21. Loans to security holders..........................  Policy Loans

22. Limitations on liability...........................  N/A

23. Bonding arrangements...............................  N/A

24. Other material provisions of trust agreement.......  N/A

III. Organizations, Personnel and Affiliated Persons of Depositor

25. Organization of depositor..........................  Pacific Life Insurance
                                                         Company

26. Fees received by depositor.........................  See Items 13(a) and 13(e)

27. Business of depositor..............................  Pacific Life Insurance
                                                         Company

28. Certain information as to officials and affiliated
    persons of depositor...............................  More About Pacific Life

29. Voting securities of depositor.....................  N/A

30. Persons controlling depositor......................  N/A

31. Payments by depositor for certain services


     rendered to trust.................................  N/A

32.  Payments by depositor for certain other services
     rendered to trust.................................  N/A

33.  Remuneration of employees of depositor for
     certain services rendered to trust................  Charges and Deductions

34.  Remuneration of other persons for certain
     services rendered to trust........................  Charges and Deductions

IV.  Distribution and Redemption of Securities

35.  Distribution of trust's securities by states......  N/A

36.  Suspension of sales of trust's securities.........  N/A

37.  Revocation of authority to distribute.............  N/A

38.  (a)  Method of distribution.......................  Distribution of the Policy

     (b)  Underwriting agreements......................  Distribution of the Policy

     (c)  Selling agreements...........................  Distribution of the Policy

39.  (a)  Organization of principal underwriters.......  See Item 25

     (b)  N.A.S.D. membership of principal
          underwriters.................................  Distribution of the Policy

40.  Certain fees received by principal underwriters...  See Items 13(a) and 13(e)

41.  (a)  Business of each principal underwriter.......  See Item 39(b)

     (b)  Branch offices of each principal
          underwriter..................................  N/A

     (c)  Salesmen of each principal underwriter.......  N/A

42.  Ownership of trust's securities by certain persons  N/A

43.  Certain brokerage commissions received by
     principal underwriters............................  N/A

44.  (a)  Method of valuation..........................  Determination of Accumulated

                                                         Value

     (b)  Schedule as to offering price................  Charges and Deductions

     (c)  Variation in offering price to certain
          persons......................................  Charges and Deductions

45.  Suspension of redemption rights...................  Surrender

46.  (a)  Redemption Valuation.........................  See Items 10(c) and (d)

     (b)  Schedule as to redemption price..............  Surrender

47.  Maintenance of position in underlying securities..  The Pacific Select Fund

V.   Information Concerning the Trustee or Custodian

48.  Organization and regulation of trustee............  N/A

49.  Fees and expenses of trustees.....................  N/A

50.  Trustee's lien....................................  N/A

VI.  Information Concerning Insurance of Holders of Securities

51.  Insurance of holders of trust's securities........  Pacific Life Insurance
                                                         Company; The Policy
VII. Policy of Registrant

52.  (a)  Provisions of trust agreement with respect
          to selection or elimination of underlying
          securities...................................  Substitution of Investments

     (b)  Transactions involving elimination of
          underlying securities........................  Substitution of Investments

     (c)  Policy regarding substitution or
          elimination of underlying securities.........  See Items 13(a) and 52(a)

     (d)  Fundamental policy not otherwise
          covered......................................  N/A

53.  Tax status of trust...............................  Federal Income Tax Considerations

VIII. Financial and Statistical Information

54.  Trust's securities during last ten years..........  N/A

55.  N/A

56.  Certain information regarding periodic payment
     plan certificates.................................  Premiums

57.  N/A

58.  N/A

59.  Financial statements (Instruction 1(c) of
     "Instructions as to the Prospectus" of Form S-6)..  Financial Statements


                   [LOGO OF PACIFIC SELECT ESTATE PRESERVER]

                                Flexible Premium
                            Variable Universal Life

                                PROSPECTUSES FOR

                        PACIFIC SELECT ESTATE PRESERVER

         LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                              UNDERWRITTEN BY

                         PACIFIC LIFE INSURANCE COMPANY

                             DATED MAY 1, 1998

                              ------------------

                              PACIFIC SELECT FUND

                             DATED MAY 1, 1998

[LOGO OF PACIFIC SELECT              PACIFIC SELECT ESTATE PRESERVER
 ESTATE PRESERVER]
                                      LAST SURVIVOR FLEXIBLE PREMIUM
                                      VARIABLE LIFE INSURANCE POLICY


                                 ISSUED BY PACIFIC LIFE INSURANCE COMPANY
                                         700 NEWPORT CENTER DRIVE
                                      NEWPORT BEACH, CALIFORNIA 92660
                                              1-800-800-7681

  This prospectus describes Pacific Select Estate Preserver--a Last Survivor Flexible Premium Variable Life Insurance Policy (individually, the "Policy," and collectively, the "Policies") offered by Pacific Life Insurance Company ("Pacific Life", "we", "us", or "our", formerly known as Pacific Mutual Life Insurance Company). The Policy, for so long as it remains in force, provides lifetime insurance protection on the lives of two Insureds named in the Policy, with a death benefit payable when the last surviving Insured dies while the Policy is in force. Four death benefit options are available under the Policy. The Policy is designed to provide flexibility in connection with premium payments and death benefits to permit a Policyholder ("Policy Owner", "Owner", "you", or "your") to provide for changing insurance needs or financial objectives under a single insurance policy. A Policy may be surrendered for its Cash Surrender Value, less outstanding Policy Debt.

  Net premium payments may be allocated at your discretion to one or more of the Investment Options available to you. Variable Investment Options are funded by one of our separate accounts, the Pacific Select Exec Separate Account (the "Separate Account"), which is divided into Variable Accounts. Each of the Variable Accounts that are currently available to you invests in a corresponding portfolio of the Pacific Select Fund (the "Fund"):

               Money Market Portfolio          Equity Income Portfolio
               High Yield Bond Portfolio       Multi-Strategy Portfolio
               Managed Bond Portfolio          Equity Portfolio
               Government Securities Portfolio Bond and Income Portfolio
               Growth Portfolio                Equity Index Portfolio
               Aggressive Equity Portfolio     International Portfolio
               Growth LT Portfolio             Emerging Markets Portfolio


  Net premium payments also may be allocated to the Fixed Account. Your Accumulated Value in the Fixed Account will accrue interest at an interest rate that is guaranteed by us. This prospectus generally describes only the portion of the Policy involving the Separate Account. For a brief summary of the Fixed Account, see "The Fixed Account," page 33.

  To the extent that all or a portion of net premium payments are allocated to the Separate Account, the Accumulated Value under the Policy will vary based upon the investment performance of the Variable Accounts to which the Accumulated Value is allocated. No minimum amount of Accumulated Value is guaranteed.

  The Policy insures the lives of two Insureds and is intended to provide death benefits after the deaths of both of the Insureds. Prospective applicants for the Policy should consult with their agent regarding the appropriateness of the Policy, relative to a life insurance policy insuring the life of only one person, for their financial planning goals.

  It may not be advantageous to replace existing insurance with this Policy. The Policy may be returned according to the terms of its Free-Look Right (see "Right to Examine a Policy--Free-Look Right," page 22).

  Reports and other information about the Registrant are available on the Securities and Exchange Commission's internet site at http://www.sec.gov.

                               ---------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ---------------

  THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE PACIFIC SELECT FUND. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                            DATE: MAY 1, 1998

                               ---------------

  THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND'S PROSPECTUS, OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND OR ANY SUPPLEMENT THERETO.

                               TABLE OF CONTENTS

                                                                              PAGE
IMPORTANT TERMS..............................................................   4
SUMMARY OF THE POLICY........................................................   5
  Purpose of the Policy......................................................   5
  Policy Values..............................................................   5
  The Death Benefit..........................................................   5
  Premium Features...........................................................   6
  Investment Options.........................................................   6
  Transfer of Accumulated Value..............................................   6
  Policy Loans...............................................................   6
  Free-Look Right............................................................   6
  Surrender Right............................................................   7
  Partial Withdrawals........................................................   7
  Charges and Deductions.....................................................   7
  Fund Annual Expenses After Expense Limitation..............................   8
  Tax Treatment of Increases in Accumulated Value............................   9
  Tax Treatment of Death Benefit.............................................   9
  Contacting Pacific Life and Timing of Transactions.........................   9
INFORMATION ABOUT PACIFIC LIFE, THE SEPARATE ACCOUNT, AND THE FUND...........  10
  Pacific Life Insurance Company.............................................  10
  Pacific Select Exec Separate Account.......................................  10
  The Pacific Select Fund....................................................  11
  The Investment Adviser and Portfolio Managers..............................  12
THE POLICY...................................................................  13
  Application for a Policy...................................................  13
  Premiums...................................................................  13
  Allocation of Net Premiums.................................................  14
  Dollar Cost Averaging Option...............................................  15
  Portfolio Rebalancing......................................................  15
  Transfer of Accumulated Value..............................................  15
  Death Benefit..............................................................  16
  Changes in Death Benefit Option............................................  18
  Decrease in Face Amount....................................................  19
  Policy Values..............................................................  19
  Determination of Accumulated Value.........................................  20
  Policy Loans...............................................................  20
  Surrender..................................................................  21
  Partial Withdrawals........................................................  21
  Right to Examine a Policy--Free-Look Right.................................  22
  Lapse......................................................................  22
  Reinstatement..............................................................  23
CHARGES AND DEDUCTIONS.......................................................  23
  Premium Load...............................................................  23
  Deductions from Accumulated Value..........................................  24
  Surrender Charge...........................................................  25
  Withdrawal Charge..........................................................  26
  Corporate and Other Purchasers.............................................  26
  Other Charges..............................................................  26
  Guarantee of Certain Charges...............................................  26

                                                                            PAGE
OTHER INFORMATION..........................................................  26
  Federal Income Tax Considerations........................................  26
  Charge for Our Income Taxes..............................................  30
  Voting of Fund Shares....................................................  30
  Disregard of Voting Instructions.........................................  31
  Confirmation Statements and Other Reports to Owners......................  31
  Replacement of Life Insurance or Annuities...............................  31
  Substitution of Investments..............................................  31
  Changes to Comply with Law...............................................  32
PERFORMANCE INFORMATION....................................................  32
THE FIXED ACCOUNT..........................................................  33
  General Description......................................................  33
  Death Benefit............................................................  33
  Policy Charges...........................................................  33
  Transfers, Surrenders, Withdrawals, and Policy Loans.....................  34
MORE ABOUT THE POLICY......................................................  34
  Ownership................................................................  34
  Beneficiary..............................................................  34
  The Contract.............................................................  35
  Payments.................................................................  35
  Assignment...............................................................  35
  Errors on the Application................................................  35
  Incontestability.........................................................  35
  Payment in Case of Suicide...............................................  36
  Dividends................................................................  36
  Policy Illustrations.....................................................  36
  Payment Plan.............................................................  36
  Optional Insurance Benefits and Other Policies...........................  36
  Life Insurance Retirement Plans..........................................  36
  Risks of Life Insurance Retirement Plans.................................  37
  Distribution of the Policy...............................................  38
MORE ABOUT PACIFIC LIFE....................................................  39
  Management...............................................................  39
  State Regulation.........................................................  40
  Telephone Transfer and Loan Privileges...................................  41
  Legal Proceedings........................................................  41
  Legal Matters............................................................  41
  Registration Statement...................................................  41
  Preparation for the Year 2000............................................  41
  Independent Auditors.....................................................  42
  Financial Statements.....................................................  42
ILLUSTRATIONS..............................................................  84
APPENDICES.................................................................  94

                                IMPORTANT TERMS

Accumulated Value--The total value of the amounts in the Investment Options for the Policy, as well as any amount set aside in the Loan Account, including any accrued earned interest, as of any Valuation Date.
Age--Generally, age nearest birthday as of the Policy Date, increased by the number of complete Policy Years elapsed.
Beneficiary--The person or persons you name in the application or by proper later designation to receive the death benefit proceeds upon the death of the last surviving Insured.
Cash Surrender Value--The Accumulated Value less the surrender charge.
Face Amount--The minimum death benefit for so long as your Policy remains in force. The Face Amount may be decreased under certain circumstances.
Fixed Account--An account that is part of our General Account to which all or a portion of net premium payments may be allocated for accumulation at a fixed rate of interest (which may not be less than 4%) declared by us.
General Account--All of our assets other than those allocated to the Separate Account or to any other of our segregated separate accounts.
Guideline Minimum Death Benefit--The minimum death benefit that is sufficient for the Policy to qualify as life insurance under the Internal Revenue Code. It is equal to your Policy's Accumulated Value times the applicable Death Benefit Percentage shown in Appendix C.

Home Office--The Client Services Department at our main office at 700 Newport Center Drive, Newport Beach, California 92660.
Insured--One of two persons upon whose life your Policy is issued and whose death may be the contingency upon which the death benefit proceeds are payable.
Investment Option--A Variable Account or the Fixed Account.
Joint Equal Age--An age determined under a calculation shown in Appendix A that represents a blending of the age and insurance risks presented by two Insureds. It is used in calculating the mortality and expense risk charge, the underwriting surrender charge, the Sales Surrender Target, and the death benefit under Option D. For example, the Joint Equal Age for a male Insured Age 55 and a female Insured Age 55 is 53 assuming a standard nonsmoker or smoker underwriting classification for each Insured.
Loan Account--An account to which amounts are transferred from the Investment Options as collateral for Policy loans.
Monthly Payment Date--The day each month on which the monthly deduction is due against the Accumulated Value. The first Monthly Payment Date is the Policy Date.
Net Cash Surrender Value--The Cash Surrender Value less Policy Debt.
Planned Periodic Premium--The premium determined by you as a level amount planned to be paid at fixed intervals over a specified period of time.

Policy Date--The date used to determine the Monthly Payment Date, Policy Months, Policy Years, and Policy Monthly, Quarterly, Semi-annual and Annual Anniversaries. It is usually the date the application is accepted by us, although it will never be the 29th, 30th, or 31st of any month. The term "Issue Date" is substituted for Policy Date with respect to Policies issued to residents of the Commonwealth of Massachusetts.
Policy Debt--The unpaid Policy loan balance including accrued loan interest.

Policyholder, Policy Owner, Owner, You, or Your--The person or persons who own the Policy. If the Policy has been absolutely assigned, the assignee becomes the Owner. A collateral assignee is not the Owner.
Sales Surrender Target--The maximum amount of premiums paid against which the sales surrender charge may be applied. The Sales Surrender Target is equal to a specified amount that varies with the Joint Equal Age of the Insureds for each $1,000 of a Policy's initial Face Amount in accordance with schedule shown in Appendix B.
Survivor--The Insured remaining alive after the first death of the two Insureds that occurs while your Policy is in force.
Valuation Date--Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and on which our administrative offices are open. The New York Stock Exchange is closed on weekends and on: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day. Our administrative offices are normally not open on the following: the Monday before New Year's Day, July Fourth, or Christmas Day if any of these holidays falls on a Tuesday; the Tuesday before Christmas Day if that holiday falls on a Wednesday; the Friday after New Year's Day, July Fourth or Christmas Day if any of these holidays falls on a Thursday; and the Friday after Thanksgiving. If any transaction or event called for under a Policy is scheduled to occur on a day that is not a Valuation Date, such transaction or event will be deemed to occur on the next following Valuation Date unless otherwise specified.
Valuation Period--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.
Variable Account--A separate account of ours or a subaccount of such a separate account, which is used only to support the variable death benefits and policy values of variable life insurance policies, and the assets of which are segregated from our General Account and our other separate accounts. The Separate Account serves as the funding vehicle for the Policies. The Money Market Variable Account, High Yield Bond Variable Account, Managed Bond Variable Account, Government Securities Variable Account, Growth Variable Account, Aggressive Equity Variable Account, Growth LT Variable Account, Equity Income Variable Account, Multi-Strategy Variable Account, Equity Variable Account, Bond and Income Variable Account, Equity Index Variable Account, International Variable Account, and Emerging Markets Variable Account are all subaccounts of the Separate Account.

                             SUMMARY OF THE POLICY

  This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. Unless the context indicates otherwise, the discussion in this summary and the remainder of the prospectus relates to the portion of the Policy involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account," on page 33 and in the Policy.

PURPOSE OF THE POLICY

  Like traditional fixed life insurance, the Policy provides for a death benefit equal to its Face Amount, accumulation of cash value, and surrender and loan privileges. Unlike traditional fixed life insurance, your Policy offers a choice of investment alternatives, and an opportunity for your Policy's Accumulated Value and, if elected by you and under certain circumstances, its death benefit to grow based on investment results. The Policy is a flexible premium policy, so that, unlike many other life insurance policies and subject to certain limitations, you may choose the amount and frequency of premium payments.

  Your Policy offers you lifetime insurance protection on the lives of two Insureds for so long as your Policy is in force. The death benefit proceeds under your Policy are payable upon the death of the last surviving Insured named in your Policy. The Policy is intended for situations in which you desire to provide a benefit to beneficiaries after the deaths of two persons. For example, the Policy could be used where two spouses wish to provide an estate benefit for their children after the death of both spouses. The Policy might not be appropriate where one spouse wishes to provide a benefit to the other spouse after the death of the first spouse. An insurance policy for a single insured may be better in this situation. We offer variable life insurance policies that provide protection for the life of one insured. Applicants should consult their agent on the appropriateness of the Policy for their situation.

POLICY VALUES

  You may allocate net premium payments among the various Investment Options available to you.

  You bear the investment risk on that portion of the net premiums and Accumulated Value allocated to the Variable Accounts. The death benefit may or may not increase or decrease depending upon several factors, including the death benefit option you select, although the death benefit will never decrease below the Face Amount provided your Policy is in force. There is no guarantee that your Policy's Accumulated Value and death benefit will increase.

  Your Policy will remain in force until the earliest of the death of the Survivor, lapse, or a full surrender of your Policy.

THE DEATH BENEFIT

  You may elect one of four death benefit options under the Policy. THE AMOUNT OF DEATH BENEFIT IS THE GREATER OF THE POLICY'S GUIDELINE MINIMUM DEATH BENEFIT OR THE DEATH BENEFIT UNDER THE OPTION YOU SELECT.

       OPTION                            DEATH BENEFIT
      --------                           -------------
      Option A   Face Amount
      Option B   Face Amount plus Accumulated Value
      Option C   Face Amount plus premiums paid minus Partial Withdrawals
      Option D   Face Amount multiplied by the applicable Death Benefit Factor

  You may change the death benefit option to Option A or B subject to certain conditions. See "Death Benefit" and "Changes in Death Benefit Option," pages 16 and 18, respectively.

PREMIUM FEATURES

  We usually require you to pay an initial premium equal to at least 25% of an annual premium that will be estimated by us. Thereafter, subject to certain limitations, you may choose the amount and frequency of premium payments. The Policy, therefore, provides you with the flexibility to vary premium payments to reflect varying financial conditions.

INVESTMENT OPTIONS

  You may choose to allocate net premium payments to one or more of the Investment Options available to you.

  The Variable Accounts available to you invest in portfolios of a mutual fund which offers you the opportunity to direct us to invest in diversified portfolios of stocks, bonds, money market instruments, or a combination of these securities, or in securities of foreign issuers. Each of the available Variable Accounts invests exclusively in shares of a designated Portfolio of the Fund. Each of the Portfolios of the Fund, which are shown in the chart on page 12, has a different investment objective or objectives. See "The Pacific Select Fund," page 11.

  You also may allocate all or a portion of net premium payments and transfer Accumulated Value to the Fixed Account. We guarantee that the Accumulated Value allocated to the Fixed Account will be credited interest monthly at a rate equivalent to an effective annual rate of 4%, and may in our sole discretion pay interest in excess of the guaranteed amount. See "The Fixed Account," page 33.

TRANSFER OF ACCUMULATED VALUE

  You may transfer Accumulated Value among the Variable Accounts, and, subject to certain other limitations, between the Variable Accounts and the Fixed Account. Transfers may be made by telephone if a properly completed Authorization For Telephone Requests has been filed at our Home Office. See "Transfer of Accumulated Value," page 15.

POLICY LOANS

  You may borrow from us an amount up to the greater of (1) 90% of your Policy's Accumulated Value allocated to the Variable Accounts and 100% of Accumulated Value allocated to the Fixed Account, less any surrender charges that would have been imposed if your Policy were surrendered on the date the loan is taken, or (2) 100% of the product of (a X b/c - d) where (a) equals the Policy's Accumulated Value less any surrender charge that would be imposed if the Policy were surrendered on the date the loan is taken and less 12 times the current monthly deduction; (b) equals 1 plus the annual loan interest rate credited; (c) equals 1 plus the annual loan interest rate currently charged; and (d) equals any existing Policy Debt. The minimum loan is $500 ($200 in Connecticut, $250 in Oregon). Your Policy will be the only security required for a loan. The amount of any Policy Debt is subtracted from the death benefit or from your Cash Surrender Value upon surrender. See "Policy Loans," page 20.

FREE-LOOK RIGHT

  You may return the Policy within the Free-Look Period, which is usually 10 days after you receive it (15 days in Colorado, 20 days in North Dakota, and 30 days if you reside in California and are age 60 or older), 10 days after we mail or deliver this notice of right of withdrawal included in this prospectus, or 45 days after the application for the Policy is signed, whichever is latest. However, in Pennsylvania you have a different Free-Look Right, under which your Policy may be returned only within 10 days after you receive it. In the event you return your Policy within the Free-Look Period, except as indicated below, we will refund any charges deducted from premiums received, any net premiums received allocated to the Fixed Account, plus the sum of your Policy's Accumulated Value allocated to the Variable Accounts as of the end of the Valuation Period in which we receive your Policy, plus any Policy charges and fees deducted from your Policy's Accumulated Value in the Variable Accounts. We will allocate any net premiums received according to your allocation instructions contained in the application, or more recent written instructions, if any, when the application is approved and your Policy is issued.

  If you reside in a state where applicable law so requires, we will refund premiums received to you if you choose to exercise the Free-Look Right. We will allocate any net premiums received before the Free-Look Transfer Date to the Money Market Variable Account. See "Allocation of Net Premiums," page 14.


SURRENDER RIGHT

  You can surrender the Policy while either Insured is living and receive your Net Cash Surrender Value, which is equal to your Policy's Accumulated Value less any surrender charge and less any outstanding Policy Debt.

PARTIAL WITHDRAWALS

  After the first Policy Anniversary and subject to certain restrictions, you may make Partial Withdrawals of Net Cash Surrender Value. A withdrawal fee of $25 will be assessed upon a Partial Withdrawal. A Partial Withdrawal might decrease the Face Amount on a Policy. See "Partial Withdrawals," page 21.

CHARGES AND DEDUCTIONS

 Premium Load

  A premium load is deducted from each premium payment under a Policy prior to allocation of the net premium to the Policy Owner's Accumulated Value. The premium load consists of the following items:

  --A sales load equal to 5% of each premium paid during the first ten Policy
    Years and 3% of each premium paid thereafter. (For information on the sales surrender charge, see page 25.)

  --A state and local premium tax charge equal to 2.35% of each premium paid.

  --A federal tax charge equal to 1.50% of each premium paid.

 Deductions from Accumulated Value

  A charge called the monthly deduction is deducted from the Policy's Accumulated Value on each Monthly Payment Date. The monthly deduction consists of the following items:

  --Cost of Insurance: The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk (the death benefit less Accumulated Value) under a Policy at the beginning of the Policy Month.

  --Administrative Charge: A monthly administrative charge is deducted equal to $16 in each of the first five Policy Years, and thereafter at a rate equal to $6 per month.

  --Mortality and Expense Risk Charge: The mortality and expense risk charge consists of two components:

    (1) Face Amount Component--During the first ten Policy Years, the Face Amount Component will be assessed at a rate determined with reference to the Joint Equal Age of the Insureds and the initial Face Amount of the Policy. This component is not assessed after the tenth Policy Year.

    (2) Accumulated Value Component--The Accumulated Value Component is assessed at an annual rate equal to .30% of Accumulated Value in the first 20 Policy Years and an annual rate equal to .10% of Accumulated Value thereafter. For purposes of this component, the Accumulated Value is determined after the deduction of the cost of insurance charge and charges for any optional insurance Riders or Benefits added to the Policy.

  --Optional Insurance Benefits Charges: The monthly deduction will include charges for any optional insurance Riders or Benefits added to the Policy.

 Surrender Charge

  We will assess a surrender charge against Accumulated Value upon surrender of a Policy until the tenth Policy Anniversary. The surrender charge consists of two charges: an underwriting surrender charge and a sales surrender charge.

  --Underwriting Surrender Charge: The underwriting surrender charge is equal to a specified amount that varies with the Joint Equal Age of the Insureds for each $1,000 of a Policy's initial Face Amount in accordance with a schedule shown in Appendix B. After the first Policy Year, the charge decreases by 0.9259% per month until it reaches zero at the end of the 120th Policy Month.

  --Sales Surrender Charge: During the first Policy Year, the sales surrender charge is equal to 25% of the lesser of the premiums paid under the Policy or the Sales Surrender Target. The Sales Surrender Target is equal to a specified amount that varies with the Joint Equal Age of the Insureds for each $1,000 of a Policy's initial Face Amount in accordance with a schedule shown in Appendix B. After the first Policy Year, the sales surrender charge as calculated above is adjusted by a reduction factor. This reduction factor is equal to 99.0741% in the 13th month and reduces by 0.9259% per month until it reaches zero at the end of the 120th Policy Month.

  The operating expenses of the Separate Account are paid by us. For a more complete description of these charges, see "Charges and Deductions," page 23.

FUND ANNUAL EXPENSES AFTER EXPENSE LIMITATION (as a percentage of each Portfolio's average daily net assets)

  Investment advisory fees and operating expenses of the Fund are paid by the Fund. Fund expenses are not specified under the terms of the Policy, and they may vary from year to year.

                                                      ADVISORY  OTHER    TOTAL
                                                        FEE    EXPENSES EXPENSES
                                                      -------- -------- --------
Money Market Portfolio...............................   .38%     .06%     .44%
High Yield Bond Portfolio............................   .60%     .05%     .65%
Managed Bond Portfolio...............................   .60%     .06%     .66%
Government Securities Portfolio......................   .60%     .06%     .66%
Growth Portfolio.....................................   .65%     .05%     .70%
Aggressive Equity Portfolio..........................   .80%     .06%     .86%
Growth LT Portfolio..................................   .75%     .07%     .82%
Equity Income Portfolio..............................   .65%     .05%     .70%
Multi-Strategy Portfolio.............................   .65%     .06%     .71%
Equity Portfolio.....................................   .65%     .05%     .70%
Bond and Income Portfolio............................   .60%     .06%     .66%
Equity Index Portfolio...............................   .17%     .06%     .23%
International Portfolio..............................   .85%     .19%    1.04%
Emerging Markets Portfolio...........................  1.10%     .36%    1.46%

  The expenses listed for the Fund Portfolios reflect current expenses for the year ending December 31, 1997, except that the Advisory Fee for the International Portfolio has been adjusted to reflect the Advisory Fee without any waiver. The Actual Advisory Fee paid by the International Portfolio in 1997 was 0.83% of the Portfolio's average daily net assets. This reflects the Advisory Fee waived by Pacific Life in connection with the change in the Portfolio Manager to Morgan Stanley that occurred in June, 1997. Pacific Life, as Investment Adviser to the Fund, adopted the policy to waive our fees or otherwise reimburse expenses so that operating expenses (exclusive of advisory fees, additional custodial fees associated with holding foreign securities, foreign taxes on dividends, interest or capital gains, and extraordinary expenses) are not greater than 0.25% of average daily net assets per year. We began the policy in 1989 and intend to continue this policy until at least December 31, 1999. No reimbursement to the Portfolios was necessary for the Fund's fiscal year 1997. There can be no assurance that the expense reimbursement arrangement will continue after December 31, 1999, and any unreimbursed expenses would be reflected in the Policy Owner's Accumulated Value and in some instances, the death benefit.

  The Fund's expenses are assessed at the Fund level and are not direct charges against the Variable Accounts or the Policy's Accumulated Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Variable Account's Accumulation Unit Value. The Fund's investment advisory fees and operating expenses are more fully described in the Fund's prospectus, which accompanies this Prospectus.

TAX TREATMENT OF INCREASES IN ACCUMULATED VALUE

  We believe that the Accumulated Value under the Policy is currently subject to the same federal income tax treatment as the cash value under traditional fixed life insurance. Therefore, generally you will not be deemed to be in constructive receipt of your Accumulated Value unless and until you are deemed to be in receipt of a distribution from your Policy. For information on the tax treatment of the Policy and on the tax treatment of a surrender, a Partial Withdrawal, or a Policy loan, see "Federal Income Tax Considerations," page 26.

TAX TREATMENT OF DEATH BENEFIT

  We believe that the death benefit under the Policy is currently subject to federal income tax treatment consistent with that of traditional fixed life insurance. Therefore, generally the death benefit will be fully excludable from the gross income of the Beneficiary under the Internal Revenue Code. See "Federal Income Tax Considerations," page 26.

CONTACTING PACIFIC LIFE AND TIMING OF TRANSACTIONS

  All written requests, notices, and forms required by the Policies, and any questions or inquiries should be directed to our Client Services Department at 700 Newport Center Drive, P.O. Box 7500, Newport Beach, California 92658-7500.

  The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. Unless otherwise stated, we "receive" this information only when it arrives "properly completed" at our Home Office. Premium payments after your initial premium payment, transfer requests, loan requests, loan repayments, and withdrawal requests we receive before 4:00 p.m. Eastern time will normally be effective as of the end of the Valuation Date that we receive them "properly completed," unless the transaction or event is scheduled to occur on another day. Transactions are effected as of the end of the Valuation Date on which they are effective. "Properly completed" may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or due to other circumstances. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

      INFORMATION ABOUT PACIFIC LIFE, THE SEPARATE ACCOUNT, AND THE FUND

PACIFIC LIFE INSURANCE COMPANY

  We are a life insurance company that is domiciled in California. Our operations include both life insurance and annuity products as well as financial and retirement services. As of the end of 1997, we had $80.0 billion of individual life insurance in force and total admitted assets of approximately $31.8 billion. We have been ranked according to admitted assets as the 20th largest life insurance carrier in the nation for 1997. The Pacific Life family of companies has total assets and funds under management of over $236 billion. We are authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Our principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

  We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company.

  We are a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

  The principal underwriter for the Policies is Pacific Mutual Distributors, Inc. ("PMD") one of our wholly owned subsidiaries. PMD is registered as a broker-dealer with the Securities and Exchange Commission ("SEC").

PACIFIC SELECT EXEC SEPARATE ACCOUNT

  The Separate Account is a separate investment account of ours that is used only to support the variable death benefits and policy values of variable life insurance policies. The Separate Account supports the Policies as well as other variable life insurance policies issued by us. The assets in the Separate Account are kept separate from our General Account assets and our other separate accounts.

  We own the assets in the Separate Account and are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the insurance policies funded by the Account. The Separate Account is divided into subaccounts called Variable Accounts. The income, gains, or losses, realized or unrealized, of each Variable Account are credited to or charged against the assets held in the Variable Account without regard to our other income, gains, or losses. Assets in the Separate Account attributable to the reserves and other liabilities under the variable life insurance policies funded by the Separate Account are not chargeable with liabilities arising from any other business that we conduct. However, we may transfer to our General Account any assets which exceed anticipated obligations of the Separate Account. All obligations arising under the Policy are our general corporate obligations. We may accumulate in the Separate Account proceeds from various policy charges and investment results applicable to those assets.

  The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors. The Separate Account is registered as a unit investment trust with the SEC. Such registration does not involve any supervision by the SEC of the administration or investment practices or policies of the Account.

  Each Variable Account available to you invests exclusively in shares of a designated Portfolio of the Fund. We may in the future establish additional Variable Accounts within the Separate Account, which may invest in other Portfolios of the Fund or in other securities.

THE PACIFIC SELECT FUND

  The Fund is a diversified, open-end management investment company of the series type, generally known as a mutual fund. The Fund is registered with the SEC under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the investments or investment policies of the Fund. The Fund currently offers fourteen separate Portfolios that fund the Variable Investment Options available to you. Each Portfolio pursues different investment objectives and policies. We purchase the shares of each Portfolio for the corresponding Variable Account at net asset value, i.e., without sales load. All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless we, on behalf of the Separate Account, elect otherwise. Fund shares will be redeemed by us at their net asset value to the extent necessary to make payments under the Policies.

  Shares of the Fund currently are offered only to separate accounts of ours to serve as an investment medium for variable life insurance policies and variable annuity contracts issued or administered by us. Shares of the Fund may also be sold in the future to separate accounts of other insurance companies, either affiliated or not affiliated with us. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may potentially create conflicts. See "MORE ON THE FUND'S SHARES" in the accompanying prospectus of the Fund.

  The following chart summarizes some basic data about each Portfolio of the Fund offered to the Separate Account. There can be no assurance that any Portfolio will achieve its objective. This chart is only a summary. You should read the more detailed information which is contained in the accompanying prospectus of the Fund, including information on the risks associated with the investments and investment techniques of each of the Portfolios.

  THE FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                              PRIMARY INVESTMENTS
   PORTFOLIO            OBJECTIVE         (UNDER NORMAL CIRCUMSTANCES)   PORTFOLIO MANAGER
--------------------------------------------------------------------------------------------
 Money Market    Current income             Highest quality money      Pacific Life
                 consistent with            market instruments
                 preservation of capital
--------------------------------------------------------------------------------------------
 High Yield      High level of current      Intermediate and long-     Pacific Life
 Bond            income                     term, high-yielding,
                                            lower and medium quality
                                            (high risk) fixed-income
                                            securities
--------------------------------------------------------------------------------------------
 Managed Bond    Maximize total return      Investment grade           Pacific Investment
                 consistent with prudent    marketable debt            Management Company
                 investment management      securities. Will
                                            normally maintain an
                                            average portfolio
                                            duration of 3-7 years
--------------------------------------------------------------------------------------------
 Government      Maximize total return      U.S. Government            Pacific Investment
   Securities    consistent with prudent    securities including       Management Company
                 investment management      futures and options
                                            thereon and high-grade
                                            corporate debt
                                            securities. Will
                                            normally maintain an
                                            average portfolio
                                            duration of 3-7 years
--------------------------------------------------------------------------------------------
 Growth          Growth of capital          Common stock               Capital Guardian
                                                                       Trust Company
--------------------------------------------------------------------------------------------
 Aggressive Eq-  Capital appreciation       Common stock of small      Alliance Capital
 uity                                       emerging growth and        Management L.P.
                                            medium capitalization
                                            companies
--------------------------------------------------------------------------------------------
 Growth LT       Long-term growth of        Common stock               Janus Capital
                 capital consistent with                               Corporation
                 the preservation of
                 capital
--------------------------------------------------------------------------------------------
 Equity Income   Long-term growth of        Dividend paying common     J.P. Morgan
                 capital and income         stock                      Investment Management
                                                                       Inc.
--------------------------------------------------------------------------------------------
 Multi-Strategy  High total return          Equity and fixed-income    J.P. Morgan
                                            securities                 Investment Management
                                                                       Inc.
--------------------------------------------------------------------------------------------
 Equity          Capital appreciation       Common stocks and          Goldman Sachs
                                            securities convertible     Asset Management
                                            into or exchangeable for
                                            common stocks
--------------------------------------------------------------------------------------------
 Bond and In-    Provide total return and   Investment grade debt      Goldman Sachs
 come            income consistent with     securities. Will           Asset Management
                 prudent investment         normally maintain an
                 management                 average portfolio
                                            duration within one-half
                                            year of a long-term bond
                                            index
--------------------------------------------------------------------------------------------
 Equity Index    Provide investment         Stocks included in the     Bankers Trust Company
                 results that correspond    S&P 500
                 to the total return
                 performance of common
                 stocks publicly traded
                 in the U.S.
--------------------------------------------------------------------------------------------
 International   Long-term capital          Equity securities of       Morgan Stanley
                 appreciation               corporations domiciled     Asset Management Inc.
                                            outside the United
                                            States
--------------------------------------------------------------------------------------------
 Emerging Mar-   Long-term capital          Common stocks of           Blairlogie Capital
 kets            appreciation               companies domiciled in     Management
                                            emerging markets
                                            countries

-------------------------------------------------------------------------------

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

  We serve as Investment Adviser to each Portfolio of the Fund. We are registered with the SEC as an Investment Adviser. For twelve of the Portfolios, we and the Fund have engaged other firms to serve as Portfolio Managers, which are shown in the chart above.

                                  THE POLICY

  The variable life insurance benefits provided by the Policies are funded through the Policy Owner's Accumulated Value in the Separate Account and the Fixed Account. The information included below describes the benefits, features, charges, and other major provisions of the Policies.

APPLICATION FOR A POLICY

  The Policy is designed to meet the needs of individuals by insuring the lives of two Insureds. Anyone wishing to purchase the Policy may submit an application to us. A Policy can be issued on the life of Insureds for Ages 20 through Age 85 with evidence of insurability satisfactory to us. An Insured's Age is calculated for most purposes as of the Insured's birthday nearest the Policy Date. Acceptance is subject to our underwriting rules, and we reserve the right to request additional information and to reject an application.

  Each Policy is issued with a Policy Date. Your Policy Date is usually the date the application is accepted by us, although your Policy Date will never be the 29th, 30th, or 31st of any month. We first become obligated under your Policy on the date your total initial premium is received or on the date your application is accepted, whichever is later. Any monthly deductions due will be taken on the Monthly Payment Date on or next following the date we become obligated. Your initial premium must be received within 20 days after your Policy is issued, although we may waive the 20 day requirement at our discretion. If your initial premium is not received or your application is rejected by us, your Policy will be cancelled and any partial premium received will be refunded.

  Subject to our approval, your Policy may be backdated, but your Policy Date may not be more than six months prior to the date of your application. Backdating can be advantageous if the Insureds' lower issue Ages results in lower cost of insurance rates. If your Policy is backdated, the minimum initial premium required will include sufficient premium to cover the backdating period and will be applied as of the later of the Policy Date or the date the initial premium is received at our Home Office. Monthly deductions will be made for the period your Policy Date is backdated.

  Insureds are assigned to underwriting (insurance risk) classes which are used in calculating the cost of insurance charges. In assigning Insureds to underwriting classes, we will normally use the medical or paramedical underwriting method, which may require a medical examination of a proposed Insured, although other forms of underwriting may be used when deemed appropriate by us.

PREMIUMS

  The Policy is a flexible-premium policy, and it provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion. We usually require you to pay a minimum initial premium equal to at least 25% of the sum of your Policy's monthly deductions plus premium load for the first year, which will be based upon your Policy's Face Amount and the Age, smoking status, gender (unless unisex cost of insurance rates apply, see "Charges and Deductions: Cost of Insurance"), and underwriting classes of the Insureds. Thereafter, subject to the limitations described below, you may choose the amount and frequency of premium payments. The Policy, therefore, provides the Policy Owner with the flexibility to vary premium payments to reflect varying financial conditions.

  When applying for a Policy, you will determine a Planned Periodic Premium that provides for the payment of level premiums at fixed intervals over a specified period of time. You will receive a premium reminder notice annually, semi-annually, or quarterly; however, you are not required to pay Planned Periodic Premiums. Premiums may be paid monthly under the Uni-check electronic funds transfer plan where you authorize us to withdraw premiums from your checking account each month. The minimum initial premium required must be paid before the Uni-check plan will be accepted by us. You may elect the day each month on which premiums are paid under the Uni-check plan, provided the day elected is between the 4th and the 28th day of the month. If no day is elected by you, the day on which premiums are paid will be the Monthly Anniversary.

  Payment of the Planned Periodic Premium will not guarantee that your Policy will remain in force. Instead, the continuation of your Policy depends upon your Policy's Accumulated Value. Even if Planned Periodic Premiums are paid, your Policy will lapse any time Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction and a grace period expires without sufficient payment. See "Lapse".

  Any premium payment must be for at least $50.00. We also may reject or limit any premium payment that would result in an immediate increase in the net amount at risk under the Policy, although such a premium may be accepted with satisfactory evidence of insurability. See "Charges and Deductions: Cost of Insurance". A premium payment would result in an immediate increase in the net amount at risk if the death benefit under your Policy is, or upon acceptance of the premium would be, equal to your Guideline Minimum Death Benefit. See "Death Benefit". If satisfactory evidence of insurability is not received, the payment, or portion thereof, may be returned. All or a portion of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by federal tax law. We also reserve the right to make distributions from your Policy to the extent we deem it necessary to continue to qualify your Policy as life insurance under the Internal Revenue Code ("IRC").

  The amount, frequency, and period of time over which you pay premiums might affect whether your Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions than conventional life insurance contracts.

  In order for your Policy to avoid being treated as a modified endowment contract, the sum of the premiums paid less a portion of any Partial Withdrawals may not exceed the "seven pay premium" limit as defined in the IRC. (See "Federal Income Tax Considerations"). If we receive any premium payment that we believe, if applied to your Policy in that Policy year, would cause your Policy to become a modified endowment contract, the portion of the payment that we believe would cause your Policy to become a modified endowment contract will not be applied to your Policy but will be returned to you, unless you have previously notified us that payments that cause your Policy to become a modified endowment contract may be accepted by us and applied to your Policy. However, for premium payments received by us at our Home Office within 20 days before the upcoming Annual Anniversary of your Policy, we may apply the portion of the premium payment that we believe would cause your Policy to become a modified endowment contract to your Policy on the upcoming Annual Anniversary.

  Certain charges will be deducted from each premium payment. See "Charges and Deductions". The remainder of the premium, known as the net premium, will be allocated as described below under "Allocation of Net Premiums." Additional payments will first be treated as premium payments unless you request otherwise.

ALLOCATION OF NET PREMIUMS

  In your application for the Policy, you select the Investment Options to which net premium payments will be allocated. When your application is approved and your Policy is issued, your Accumulated Value will be automatically allocated according to your instructions contained in your application, or more recent written instructions, if any (except for amounts allocated to the Loan Account to secure any Policy Debt). For residents of states that require a refund of premium to an Owner who returns the Policy during the Free-Look Period, net premiums received by us before the Free-Look Transfer Date will be allocated to the Money Market Variable Account (except for amounts allocated to the Loan Account to secure any Policy loan). The Free-Look Transfer Date is the later of 15 days after the Policy is issued or 45 days after the application is signed, or, if longer, upon receipt of the minimum initial premium. Net premiums received after the Free-Look Transfer Date will be allocated upon receipt among the Investment Options according to your most recent instructions.

  You may change the allocation of net premiums by submitting a proper written request to our Home Office. Changes in net premium allocation instructions may be made by telephone if a properly completed Authorization for Telephone Requests is on file at our Home Office. We reserve the right to suspend or discontinue telephone net premium allocation instructions.

DOLLAR COST AVERAGING OPTION

  We currently offer an option under which you may dollar cost average your allocations in the available Variable Accounts under your Policy by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts. Dollar cost averaging is a systematic method of investing under which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market values. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Dates on which the transfers are processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a Policy Owner will not have losses.

  A Dollar Cost Averaging Request Form is available upon request. To elect the Dollar Cost Averaging Option, the Accumulated Value in the Variable Account from which the Dollar Cost Averaging transfers will be made must be at least $5,000. After we have received a Dollar Cost Averaging Request in proper form at our Home Office, we will transfer Accumulated Value in amounts you designate from the Variable Account from which transfers are to be made to the Variable Account or Accounts you choose. The minimum amount that may be transferred to any one Variable Account is $50. After the Free-Look Period, the first transfer will be effected on your Policy's Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period selected by you, on or next following receipt at our Home Office of a Dollar Cost Averaging Request in proper form. Subsequent transfers will be effected on the following Monthly, Quarterly, Semi-annual, or Annual Anniversary for so long as you designate until the total amount elected has been transferred, until Accumulated Value in the Variable Account from which transfers are made has been depleted, or until your Policy enters the grace period. Amounts periodically transferred under this option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

  You may instruct us at any time to terminate this option by written request to our Home Office. We may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

PORTFOLIO REBALANCING

  You may direct us to automatically re-set the percentage of your Accumulated Value allocated to each Variable Account at a predetermined level. This process is called portfolio rebalancing. (The Fixed Account is not available for portfolio rebalancing.) Over time, the variations in each Variable Account's investment results will shift the percentage allocations of your Accumulated Value. The portfolio rebalancing feature will automatically transfer your Accumulated Value among the Variable Accounts back to the preset percentages. Rebalancing can be made quarterly, semi-annually or annually, measured from your Policy Date ("frequency period"). Rebalancing may result in transferring amounts from a Variable Account with relatively higher investment performance to a Variable Account with relatively lower investment performance.

  You may initiate portfolio rebalancing by sending our Home Office a signed, written request in good form or a properly completed Automatic Portfolio Rebalancing form. You must specify the frequency for rebalancing and a beginning date. The first rebalancing will usually occur on your Monthly Payment Date that starts the frequency period you elected and that occurs on or follows the beginning date you elected. If you stop portfolio rebalancing, you must wait 30 days to begin again. Portfolio rebalancing cannot be used with the Dollar Cost Averaging Option.

  We may modify, terminate or suspend the portfolio rebalancing feature at any time.

TRANSFER OF ACCUMULATED VALUE

  Accumulated Value may be transferred among the Variable Accounts by the Policy Owner upon proper written request to our Home Office. Transfers may not be made until after the Free-Look Transfer Date if you reside in a state that requires us to refund premiums if you exercise your Free-Look Right. Transfers (other than transfers in connection with the Dollar Cost Averaging Option) may be made by telephone if a properly completed Authorization For Telephone Requests is on file at our Home Office. Currently, there are no limitations on the number of transfers between Variable Accounts, no minimum amount required for a transfer, nor any minimum amount required to be remaining in a given Variable Account after a transfer (except as required under the Dollar Cost Averaging Option). No transfer may be made if your Policy is in the grace period and a payment required to avoid lapse is not paid. See "Lapse". No charges are currently imposed upon such transfers. We reserve the right, however, at a future date to limit the size of transfers and remaining balances, to assess transfer charges, to limit the number and frequency of transfers, and to impose other reasonable limits or suspend or discontinue telephone transfers.

  Accumulated Value may also be transferred after the Free-Look Transfer Date from the Variable Accounts to the Fixed Account; however, such a transfer will only be permitted in the Policy Month preceding your Policy Anniversary, except that if you reside in Connecticut, Georgia, Maryland, North Carolina, North Dakota, or Pennsylvania, you may make such a transfer at any time during the first 18 Policy Months. Transfers from the Fixed Account to the Variable Accounts are restricted as described in "The Fixed Account".

DEATH BENEFIT

  When your Policy is issued, we will determine the initial amount of insurance based on the instructions provided in the application. That amount will be shown on the specifications page of your Policy and is called the "Face Amount". The minimum Face Amount at issuance of a Policy is $100,000. We may reduce the minimum Face Amount required at issuance under certain circumstances.

  For so long as your Policy remains in force, we will, upon proof of the death of both Insureds, pay death benefit proceeds to a named Beneficiary. Death benefit proceeds will consist of the death benefit under the Policy, plus any insurance proceeds provided by Rider, reduced by any outstanding Policy Debt (and, if in the grace period, any overdue charges).

  Each Policy Owner may select one of four death benefit options: Option A, Option B, Option C, or Option D. Generally, you designate the death benefit option in your application. If no option is designated, Option A will be assumed by us to have been selected. Subject to certain restrictions, you may change the death benefit option selected to Option A or B.

  The death benefit upon the death of the Survivor will be equal to the death benefit option selected or, if greater, the Guideline Minimum Death Benefit, which is Accumulated Value (determined as of the end of the Valuation Period during which the Survivor dies) multiplied by the Death Benefit Percentage. The Death Benefit Percentage varies according to the Age of the younger Insured and will be at least equal to the cash value corridor in IRC Section 7702, which addresses the definition of a life insurance policy for tax purposes. The Death Benefit Percentage is 250% for an Insured at Age 40 or under, and it declines for older Insureds. A table showing the Death Benefit Percentages is in Appendix C to this prospectus and in the Policy. Under any option, for so long as your Policy remains in force, the death benefit will never be less than the Face Amount of your Policy and will always be sufficient to qualify the Policy as life insurance under IRC Section 7702.

  Option A. Under Option A, the death benefit will be equal to the Face Amount of your Policy.

  Option B. Under Option B, the death benefit will be equal to the Face Amount of your Policy plus the Accumulated Value. The death benefit under Option B will always vary as Accumulated Value varies.

  Option C. Under Option C, the death benefit will be equal to the Face Amount of your Policy plus the total premiums paid minus the sum of any partial withdrawals taken and any other distribution of Accumulated Value.

  Option D. Under Option D, the death benefit will be equal to the Face Amount of the Policy multiplied by a Death Benefit Factor. Death Benefit Factors for Joint Equal Ages and Policy years, each at 5 year intervals, are shown in Appendix D; a complete chart is contained in your Policy. Generally, the Death Benefit Factor is a number from 1.0 to 2.0. The factor that applies to a Policy varies with the Joint Equal Age of the Insureds and the number of completed Policy Years, and changes on each Policy Anniversary. Generally, the Death Benefit Factor will reach the maximum of 2.0 when the sum of the Joint Equal Age and the number of completed Policy Years is between 85 and 90, so that the minimum death benefit at that time would be equal to twice the amount of the Face Amount.

  Choosing Among the Options. Options A through D are intended to provide flexibility in the amount of insurance protection provided under a Policy. Option A provides for the smallest amount of insurance protection, in that the death benefit is equal to the Face Amount (assuming that the Guideline Minimum Death Benefit is not greater than the Face Amount). Under this option, favorable investment performance will be reflected in increasing Accumulated Value rather than insurance protection. Options B and C provide for a greater degree of insurance protection, in that the death benefit under Option B includes Accumulated Value, and the benefit under Option C includes the amount of premiums paid minus withdrawals and any other distributions of Accumulated Value. As between Options B and C, the death benefit under Option B will reflect the value of growth in Accumulated Value due to performance, and Option C will not (assuming that Guideline Minimum Death Benefit is not greater than the death benefit otherwise determined). Option D provides some assurance that the death benefit will increase gradually over time without regard to the investment performance of the Investment Options.

  Examples of Death Benefit Options. The following examples demonstrate the determination of death benefits under Options A through D. The examples show eight hypothetical Policies, each with a Face Amount of $1,000,000 and where the two Insureds are male and female nonsmokers, each Age 45 at the time of issue, and assuming that there is no outstanding Policy Debt, that no withdrawals have been taken, and the other assumptions shown below. (The examples are intended to portray differences in death benefits; Accumulated Value assumptions may not be realistic.)

ASSUMPTIONS                      POLICY I   POLICY II   POLICY III  POLICY IV
-----------                     ----------  ----------  ----------  ----------
Face Amount.................... $1,000,000  $1,000,000  $1,000,000  $1,000,000
Accumulated Value on Date of
 Death......................... $  600,000  $  900,000  $1,200,000  $1,800,000
Total Premium Paid on Date of
 Death......................... $  300,000  $  400,000  $  500,000  $  700,000
Youngest Age on Date of Death..         65          65          65          65
Death Benefit Percentage.......        120%        120%        120%        120%
Death Benefit Factor (Option
 D)............................      108.4%      108.4%      108.4%      108.4%
DEATH BENEFITS OPTIONS
----------------------
Death Benefit Under Option A... $1,000,000  $1,080,000  $1,440,000  $2,160,000
Death Benefit Under Option B... $1,600,000  $1,900,000  $2,200,000  $2,800,000
Death Benefit Under Option C... $1,300,000  $1,400,000  $1,500,000  $2,160,000
Death Benefit Under Option D... $1,084,000  $1,084,000  $1,440,000  $2,160,000
                                                                      POLICY
ASSUMPTIONS                      POLICY V   POLICY VI   POLICY VII     VIII
-----------                     ----------  ----------  ----------  ----------
Face Amount.................... $1,000,000  $1,000,000  $1,000,000  $1,000,000
Accumulated Value on Date of
 Death......................... $  600,000  $  900,000  $1,200,000  $1,800,000
Total Premium Paid on Date of
 Death......................... $  300,000  $  400,000  $  500,000  $  700,000
Youngest Age on Date of Death..         90          90          90          90
Death Benefit Percentage.......        105%        105%        105%        105%
Death Benefit Factor (Option
 D)............................        200%        200%        200%        200%
DEATH BENEFITS OPTIONS
----------------------
Death Benefit Under Option A... $1,000,000  $1,000,000  $1,260,000  $1,890,000
Death Benefit Under Option B... $1,600,000  $1,900,000  $2,200,000  $2,800,000
Death Benefit Under Option C... $1,300,000  $1,400,000  $1,500,000  $1,890,000
Death Benefit Under Option D... $2,000,000  $2,000,000  $2,000,000  $2,000,000

  The death benefit shown in these examples is based upon the Guideline Minimum Death Benefit for the following examples: Policy II, Option A; Policy III, Options A and D; Policy IV, Options A, C, and D; Policy VII, Option A; and Policy VIII, Options A and C.

  If the death benefit is equal to the Guideline Minimum Death Benefit, we reserve the right to reduce the death benefit by requiring Partial Withdrawals be made in order to maintain the net amount at risk at a level that will not exceed three times the death benefit on the Policy Date. Such Partial Withdrawals may be taxable to you in whole or in part. See "Federal Income Tax Considerations." The $25 withdrawal fee will not be assessed on Partial Withdrawals we require.

  The Policy is intended to qualify as a life insurance contract under the Internal Revenue Code for Federal tax purposes, and the death benefit under the Policy is intended to qualify for the income tax exclusion under the Internal Revenue Code. Unless otherwise specified by you in writing, it is intended that the Policy will not be treated as a modified endowment contract under the Internal Revenue Code. To these ends, the provisions of the Policy, including any other Rider, Benefit, or endorsement, are to be interpreted to ensure such tax qualification and to prevent the Policy from being treated as a modified endowment contract, notwithstanding any other provisions to the contrary.

  If at any time the premiums paid under your Policy exceed the amount allowable for such tax qualification, such excess amount shall be removed from the Policy as of the date of its payment, and any appropriate adjustment in the death benefit shall be made as of such date. The excess amount shall be refunded to you no later than 60 days after the end of the applicable Policy Year. The excess amount removed from the Policy and refunded to you may be adjusted for interest or for changes in Accumulated Value attributable to the excess amount. If for some reason this excess amount is not refunded by then, the death benefit under this Policy shall be increased retroactively and prospectively so that at no time is the death benefit ever less than the amount needed to ensure such tax qualification. To the extent that the death benefit as of any time is increased by this provision, appropriate adjustments shall be made retroactively in any cost of insurance or supplemental benefits as of that time that are consistent with such an increase.

  If at any time the premiums or other amounts paid under the Policy exceed the limit for avoiding modified endowment contract treatment, and you have not specified in writing that such treatment is acceptable to you, such excess amount shall be removed from the Policy as of the date of its payment, and any appropriate adjustment in the Policy's death benefit shall be made as of such date. This excess amount shall be refunded to you no later than 60 days after the end of the applicable Policy Year. The excess amount removed from the Policy and refunded to you may be adjusted for interest or for changes in Accumulated Value attributable to the excess amount. If this excess amount is not refunded by then, the death benefit under your Policy shall be increased retroactively and prospectively to the minimum amount necessary so that at no time is the death benefit ever less than the amount needed to avoid modified endowment contract treatment. To the extent the death benefit as of any time is increased by this provision, appropriate adjustments shall be made, retroactively or otherwise, in any cost of insurance or supplemental benefits as of that time that are consistent with such an increase.

  All calculations of death benefit will be made as of the end of the Valuation Period during which the Survivor dies. We will pay interest on death benefit proceeds from the date of the Survivor's death to the date of payment at an annual rate of not less than 4% or if higher, the interest rate required by state law. Death benefit proceeds may be paid to the Beneficiary in a lump sum or under a payment plan offered under the Policy. Your Policy should be consulted for details.

CHANGES IN DEATH BENEFIT OPTION

  After the fifth Policy Year, you may request that the death benefit option under your Policy be changed to Option A or B. Changes to Option C or D will not be available. Changes in the death benefit option may be made only once per Policy Year and should be made in writing to our Home Office. The effective date of any such change shall be the next Monthly Payment Date on or next following the date we receive your written request at our Home Office.

  A change in the death benefit under a Policy will result in a change in the Face Amount of the Policy so that the death benefit under the new death benefit option will equal the death benefit under the former option immediately prior to the change. From that point on, the change in option will affect the determination of the death benefit. In addition, a change in death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which generally is the amount by which the death benefit exceeds Accumulated Value. A change will not be permitted if it would result in a Face Amount of less than $100,000, although we reserve the right to waive this minimum under certain circumstances.

  Unless otherwise specified by you in writing, any request for a death benefit option change will not be accepted by us if the option change would cause your Policy to be treated as a modified endowment contract.

DECREASE IN FACE AMOUNT

  You may request a decrease in the Face Amount under your Policy subject to approval from us. A decrease in Face Amount may only be made once per Policy Year and only after the first Policy Year. Decreasing the Face Amount could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the death benefit option chosen by you and whether, and the degree to which, the death benefit under your Policy exceeds the Face Amount prior to the change. Changing the Face Amount could affect the subsequent level of the death benefit while your Policy is in force and the subsequent level of Policy values. A decrease in Face Amount may decrease the net amount at risk, which may decrease your cost of insurance charge.

  Any request for a decrease in Face Amount must be made by written application to our Home Office. It will become effective on the Monthly Payment Date on or next following the date we receive your written request at our Home Office.

  A decrease will not be permitted if the Face Amount would fall below $100,000, although we reserve the right to waive the minimum Face Amount under certain circumstances, such as for group or sponsored arrangements. A decrease in Face Amount during the first ten Policy Years will result in surrender charges being deducted from the Accumulated Value. See "Surrender Charges". If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitations prescribed under tax law to qualify your Policy as a life insurance contract, we may refund to you the amount of such excess above the premium limitations.

  We reserve the right to disallow a requested decrease, and will not permit a requested decrease, among other reasons, (1) if compliance with the guideline premium limitations under tax law resulting from the requested decrease would result in immediate termination of your Policy, (2) if, to effect the requested decrease, payments to you would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under your Policy, or
(3) if the decrease would cause your Policy to be treated as a modified endowment contract and you have not specified in writing that such treatment is acceptable to you.

POLICY VALUES

  Accumulated Value. The Accumulated Value is the sum of the amounts under the Policy held in each Investment Option, as well as the amount set aside in our Loan Account to secure any Policy Debt.

  On each Valuation Date, the portion of your Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. On each Monthly Payment Date, the portion of your Accumulated Value allocated to a particular Investment Option also will be adjusted to reflect the assessment of the monthly deduction. See "Determination of Accumulated Value". No minimum amount of Accumulated Value is guaranteed. You bear the risk for the investment experience of Accumulated Value allocated to the Variable Accounts.

  Cash Surrender Value. The Cash Surrender Value of your Policy equals the Accumulated Value less the surrender charge. Thus, your Accumulated Value will exceed your Policy's Cash Surrender Value by the amount of the surrender charge. Once the surrender charge has expired, the Accumulated Value will equal the Cash Surrender Value.

  Net Cash Surrender Value. The Net Cash Surrender Value of your Policy equals the Cash Surrender Value less any outstanding Policy Debt. You can surrender your Policy at any time while either Insured is living and receive its Net Cash Surrender Value. See "Surrender".

DETERMINATION OF ACCUMULATED VALUE

  Although the death benefit under your Policy can never be less than the Policy's Face Amount, your Accumulated Value will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of premiums, the amount of any outstanding Policy Debt, Partial Withdrawals, and the charges assessed in connection with your Policy.

  The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolios of the Fund. The investment performance of the Variable Accounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolio and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of the Fund will be automatically reinvested in shares of the same Portfolio, unless we, on behalf of the Separate Account, elect otherwise.

  Assets in the Variable Accounts are divided into accumulation units, which are a measure of value used for bookkeeping purposes. When you allocate net premiums to a Variable Account, the Policy is credited with accumulation units. In addition, other transactions including loans, a surrender, Partial Withdrawals, transfers, and assessment of charges against your Policy affect the number of accumulation units credited to your Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The unit value of each Variable Account is determined on each Valuation Date at or about 4:00 p.m. Eastern Time. The number of units credited will not change because of subsequent changes in unit value.

  The accumulation unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by adjusting the unit value from the previous Valuation Date for (1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of the Fund, (2) any dividends or distributions paid by the corresponding Portfolio, and (3) the charges, if any, that may be assessed by us for income taxes attributable to the operation of the Variable Account.

POLICY LOANS

  You may borrow money from us using your Policy as the only security for the loan by submitting a proper written request to our Home Office. We may in our discretion permit loans to be made by telephone if a properly completed Authorization For Telephone Requests has been filed at our Home Office. A loan may be taken any time your Policy is in force. The minimum loan that can be taken at any time is $500 ($200 in Connecticut, $250 in Oregon). The maximum amount that can be borrowed at any time is the greater of (1) 100% of your Accumulated Value in the Fixed Account plus 90% of your Accumulated Value in the Variable Accounts, less any surrender charges that would have been imposed if the Policy were surrendered on the date the loan is taken, or (2) 100% of the product of (a X b/c - d) where (a) equals the Policy's Accumulated Value less any surrender charge that would be imposed if the Policy were surrendered on the date the loan is taken and less 12 times the current monthly deduction;
(b) equals 1 plus the annual loan interest rate credited; (c) equals 1 plus the annual loan interest rate currently charged; and (d) equals any existing Policy Debt.

  When you take a loan, an amount equal to the loan is transferred out of your Accumulated Value in the Investment Options into the Loan Account to secure the loan. Unless you request otherwise, loan amounts will be deducted from the Investment Options in the proportion that each bears to your Accumulated Value less Policy Debt.

  The Policy loan interest rate is 4.50% for years one through ten, and 4.25% thereafter. We will credit interest monthly on amounts held in the Loan Account to secure the loan at an annual effective rate of 4.00%.

  You may repay all or part of the loan at any time while your Policy is in force. Interest on a loan is accrued daily and is due for the prior year on each Policy Anniversary. If interest is not paid when due, it will be added to the amount of the loan principal and interest will begin accruing thereon from that date. An amount equal to the loan interest charged will be transferred to the Loan Account from the Investment Options on a proportional basis.

  Unless you request otherwise, any loan repayment will be transferred into the Investment Options in accordance with the most recent premium allocation instructions. In addition, on each Policy Anniversary any interest earned on the loan balance held in the Loan Account will be transferred to each of the Investment Options in accordance with your most recent premium allocation instructions. Any payment we receive from you while you have a loan outstanding will be first considered a premium payment, unless you tell us in writing it is a loan repayment.

  While the amount to secure the loan is held in the Loan Account, you forgo the investment experience of the Variable Accounts and the current interest rate of the Fixed Account on the loaned amount. Thus a loan, whether or not repaid, will have a permanent effect on your Policy's values and might have an effect on the amount and duration of the death benefit. If not repaid, the Policy Debt will be deducted from the amount of death benefit paid upon the death of the Survivor, the Cash Surrender Value upon surrender, or the refund of premium upon exercise of the Free-Look Right.

  A loan may affect the length of time your Policy remains in force. Your Policy will lapse when Accumulated Value minus Policy Debt is insufficient to cover the monthly deduction against your Policy's Accumulated Value on any Monthly Payment Date and the minimum payment required is not made during the grace period. Moreover, your Policy may enter the grace period more quickly when a loan is outstanding, because the loaned amount is not available to cover the monthly deduction. Additional payments or repayment of a portion of Policy Debt may be required to keep your Policy in force. See "Lapse".

  A loan will not be treated as a distribution from your Policy and will not result in taxable income to you unless your Policy is a modified endowment contract or the Policy is surrendered or upon lapse of the Policy, in which case a loan will be treated as a distribution that may give rise to taxable income.

  For information on the tax treatment of loans, see "Federal Income Tax Considerations".

SURRENDER

  You may fully surrender your Policy at any time during the life of either Insured. The amount received in the event of a full surrender is your Policy's Net Cash Surrender Value, which is equal to its Accumulated Value less any applicable surrender charge and less any outstanding Policy Debt.

  You may surrender your Policy by sending a written request together with your Policy to our Home Office. The proceeds will be determined as of the end of the Valuation Period during which the request for a surrender is received. You may elect to have the proceeds paid in cash or applied under a payment plan offered under the Policy. See "Payment Plan". For information on the tax effects of a surrender of a Policy, see "Federal Income Tax Considerations".

PARTIAL WITHDRAWALS

  A Policy Owner may make Partial Withdrawals of Net Cash Surrender Value starting on the first Policy Anniversary. The portion of the first Partial Withdrawal in each of the first 15 Policy Years of up to the lesser of $10,000 or 10% of the Cash Surrender Value will not reduce the Face Amount under your Policy. The excess of any Partial Withdrawal over this amount may cause a reduction in Face Amount if the death benefit option is Option A or D, as described below.

  Partial Withdrawals must be for at least $500, and your Policy's Net Cash Surrender Value after the withdrawal must be at least $500. If there is any Policy Debt, the maximum Partial Withdrawal is limited to the excess, if any, of your Cash Surrender Value immediately prior to the withdrawal over the result of the Policy Debt divided by 90%. If you do not make a Partial Withdrawal during one of the first 15 Policy Years, the amount that you could have withdrawn without affecting Face Amount does not carry over in the following year.

  You may make a Partial Withdrawal by submitting a proper written request to our Home Office. As of the effective date of any withdrawal, your Accumulated Value, Cash Surrender Value, and Net Cash Surrender Value will be reduced by the amount of the withdrawal. The amount of the withdrawal will be allocated proportionately to your Accumulated Value in the Investment Options unless you request otherwise. If the Survivor dies after the request for a withdrawal is sent to us and prior to the withdrawal being effected, the amount of the withdrawal will be deducted from the death benefit proceeds, which will be determined without taking into account the withdrawal. A withdrawal fee of $25 will be charged for a Partial Withdrawal. (See "Charges and Deductions.")

  Except as noted above, when a Partial Withdrawal is made on a Policy on which you have selected death benefit Option A or D, the Face Amount under your Policy is decreased by the excess, if any, of the Face Amount over the result of the death benefit immediately prior to the Partial Withdrawal minus the amount of the Partial Withdrawal. A Partial Withdrawal will not change the Face Amount of your Policy if you have selected death benefit Option B or C. However, assuming that the death benefit is not equal to the Guideline Minimum Death Benefit, the Partial Withdrawal will reduce the death benefit by the amount of the Partial Withdrawal. To the extent the death benefit is the Guideline Minimum Death Benefit, a Partial Withdrawal may cause the death benefit to decrease by an amount greater than the amount of the Partial Withdrawal. See "Death Benefit".

  Unless otherwise specified by you in writing, no Partial Withdrawal request will be accepted by us if the Partial Withdrawal would cause your Policy to be treated as a modified endowment contract.

  For information on the tax treatment of Partial Withdrawals, see "Federal Income Tax Considerations".

RIGHT TO EXAMINE A POLICY--FREE-LOOK RIGHT

  You have a Free-Look Right, under which your Policy may be returned within 10 days after you receive it (15 days in Colorado; 20 days in North Dakota; and 30 days if you are a resident of California and are age 60 or older), 10 days after we mail or deliver this notice of right of withdrawal included in this prospectus, or within 45 days after you complete the application for insurance, whichever is later. However, in Pennsylvania, you have a different Free-Look Right, under which your Policy may be returned only within 10 days after you receive it. For this purpose, your application is considered complete when you sign it. It can be mailed or delivered to us or our agent. The returned Policy will be treated as if we never issued it, except as indicated below, and we will refund any charges deducted from premiums received, any net premium allocated to the Fixed Account, plus the sum of your Accumulated Value allocated to the Variable Accounts plus any Policy Charges and Fees deducted from your Accumulated Value in the Variable Accounts. If you reside in a state that requires us to return premium payments to Policy Owners who exercise the Free-Look Right, we will refund the amount of the premium paid. If you have taken a loan during the Free-Look Period, the Policy Debt will be deducted from the amount refunded. When the application is approved and the Policy is issued, net premiums will be allocated according to your instructions, unless the Policy is sold to a resident of a state that requires a refund of premium, in which case, until the Free-Look Transfer Date, net premiums received by us will be allocated to the Money Market Variable Account (except for amounts allocated to the Loan Account to secure a Policy loan). See "Allocation of Net Premiums".

LAPSE

  Your Policy will remain in force until the earliest of the death of the Survivor or a full surrender of your Policy, unless before either of these events, Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction on a Monthly Payment Date and a grace period expires without sufficient additional premium payment or loan repayment by your Policy Owner. If your Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction on a Monthly Payment Date, you must pay during the grace period a minimum of three times the full monthly deduction due on the Monthly Payment Date when the insufficiency occurred to avoid termination of your Policy. We will not accept any payment if it would cause your total premium payments to exceed the maximum permissible premium for your Policy's Face Amount under the

Internal Revenue Code. This is unlikely to occur unless you have outstanding Policy Debt, in which case you could repay a sufficient portion of the Policy Debt to avoid termination. In this instance, you may wish to repay a portion of Policy Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums for your Policy's Face Amount, you may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse.

  If your Accumulated Value less Policy Debt is insufficient to cover the monthly deduction on a Monthly Payment Date, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment required to keep your Policy in force. You will then have a "grace period" of 61 days, measured from the date the notice is sent, to make the required payment. Your Policy will remain in force through the grace period. Failure to make the required payment within the grace period will result in termination of coverage under your Policy, and your Policy will lapse with no value. If the required payment is made during the grace period, any premium paid will be allocated among the Investment Options in accordance with your current premium allocation instructions. Any monthly deduction due will be charged to the Investment Options on a proportionate basis. If the Survivor dies during the grace period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the commencement of the grace period, reduced by any unpaid monthly deductions and any Policy Debt.

REINSTATEMENT

  We will reinstate a lapsed Policy (but not a Policy which has been surrendered for its Net Cash Surrender Value) at any time within five years after the end of the grace period provided we receive the following: (1) a written application from the Policy Owner; (2) evidence of insurability satisfactory to us for each Insured; and (3) payment of all monthly deductions that were due and unpaid during the grace period, and payment of a premium at least sufficient to keep the Policy in force for three months after the date of reinstatement.

  When your Policy is reinstated, the Accumulated Value will be equal to your Accumulated Value on the date of the lapse subject to the following: If your Policy is reinstated after the first Monthly Payment Date following lapse, the Accumulated Value will be reduced by the amount of Policy Debt on the date of lapse and no Policy Debt will exist on the date of the reinstatement. If your Policy is reinstated on the Monthly Payment Date next following lapse, any Policy Debt on the date of lapse will also be reinstated. No interest on amounts held in our Loan Account to secure Policy Debt will be paid or credited between lapse and reinstatement. Reinstatement will be effective as of the Monthly Payment Date on or next following the date of approval by us, and Accumulated Value minus, if applicable, Policy Debt will be allocated among the Investment Options in accordance with your most recent premium allocation instructions.

                            CHARGES AND DEDUCTIONS

PREMIUM LOAD

  A premium load is deducted from each premium payment under a Policy prior to allocation of the net premium to the Policy Owner's Accumulated Value. The premium load consists of the following items:

    Sales Load. The sales load is equal to 5% of each premium paid during the first ten Policy Years and 3% of each premium paid thereafter.

    The sales load is deducted to compensate us for the cost of distributing the Policies. The amount derived by us from the sales load is not expected to be sufficient to cover the sales and distribution expenses in connection with the Policies. If surrendered within 10 years after issuance, the Policy will also be subject to a sales surrender charge, which is described in "Surrender Charge". To the extent that sales and distribution expenses exceed sales loads and any amounts derived from the sales surrender charge, such expenses may be recovered from other charges, including amounts derived from the charge for mortality and expense risks and from mortality gains.

    We may reduce or waive the sales load on Policies sold to our directors or employees or any of our affiliates or to trustees or any employees of the Fund.

    State and Local Premium Tax Charge. A charge equal to 2.35% is assessed against each premium to pay applicable state and local premium taxes. Premium taxes vary from state to state, and in some instances, among municipalities. The 2.35% rate approximates the average tax rate expected to be paid on premiums from all states. We reserve the right to change the premium tax charge to reflect any changes in the law. We do not expect to profit from this charge.

    Federal Tax Charge. A charge equal to 1.50% is assessed against each premium to pay applicable Federal Tax. We reserve the right to change the Federal Tax-Charge to reflect any changes in the law.

DEDUCTIONS FROM ACCUMULATED VALUE

  A charge called the monthly deduction is deducted from a Policy's Accumulated Value in the Investment Options beginning on the Monthly Payment Date on or next following the date we first become obligated under the Policy and on each Monthly Payment Date thereafter. Unless you request otherwise, the monthly deduction will be deducted from the Investment Options on a prorata basis. The monthly deduction consists of the following items:

  Cost of Insurance. This monthly charge compensates us for the anticipated cost of paying death benefits in excess of Accumulated Value to Beneficiaries of joint Insureds who die. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under a Policy at the beginning of the Policy Month. We may use any profit we derive from this charge for any lawful purpose, including the cost of claims processing and investigation. The net amount at risk for these purposes is equal to the amount of death benefit payable at the beginning of the Policy Month divided by 1.00327374 (a discount factor to account for return deemed to be earned during the month) less the Accumulated Value at the beginning of the Policy Month.

  Each Policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are intended to reflect the insurance risk associated with joint Insureds. They are based on certain of the 1980 Commissioners Standard Ordinary Mortality Tables (and where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Mortality Table B), and the Ages, gender (where permissible), and underwriting classes of the Insureds. The guaranteed cost of insurance rates are set equal to zero starting at the Policy Anniversary where the younger Insured reaches age 100, and will remain zero from that point on. As of the date of this prospectus, we charge "current rates" that are lower (i.e., less expensive) than the guaranteed rates, and we may also charge current rates in the future. Like the guaranteed rates, the current rates also vary with the Ages, gender (where permissible), and underwriting classes of the Insureds. They also vary with the number of completed Policy Years. The cost of insurance rates generally increase with the Ages of the Insureds.

  Administrative Charge. A monthly administrative charge is deducted equal to $16 in each of the first 60 Policy Months and $6 per month thereafter. The administrative charge is assessed to reimburse us for the expenses associated with administration and maintenance of the Policies. The administrative charge is guaranteed never to exceed $16 during the first 60 Policy Months and $6 per month thereafter. We do not expect to profit from this charge.

  The monthly administrative charges will be waived on the second or subsequent Policies acquired by you on the lives of the Insureds who are the same Insureds as on your initial Policy, and that Policy is in force. However, we deduct $200 from the initial premium to cover processing costs.

  Mortality and Expense Risk Charge. A monthly charge is deducted for mortality and expense risks assumed by us. The mortality and expense risk charge consists of two components: a Face Amount Component and an Accumulated Value Component.

  During the first ten Policy Years, the Face Amount Component will be assessed at a rate determined with reference to the initial Face Amount of the Policy. The rate will be equal to a Face Amount Component Factor per $1,000 of initial Face Amount. Face Amount Component Factors are shown in Appendix B, and they are based upon the Joint Equal Age of the Insureds at the Policy Date. For example, for a Policy where the Joint Equal Age attributable to the Insureds is 50 on the Policy Date, and where the Face Amount is $100,000, the Face Amount Component Factor would be 0.102, and the monthly Face Amount Component for the first ten Policy Years would be $10.20. This component is not assessed after the tenth Policy Year.

  In addition, a monthly Accumulated Value Component is assessed at an annual rate equal to .30% of Accumulated Value during the first twenty Policy Years and .10% of Accumulated Value thereafter. For purposes of this component, the Accumulated Value is based upon its value on the Monthly Payment Date after the deduction of the cost of insurance charge and charges for any optional insurance Riders or Benefits added.

  The mortality and expense risk charge is assessed to compensate us for assuming certain mortality and expense risks under the Policies. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the charges assessed for such expenses. We will realize a gain from this charge to the extent it is not needed to provide the mortality benefits and expenses under the Policies, and will realize a loss to the extent the charge is not sufficient. We may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the sales load or sales surrender charge. See "Surrender Charge" below.

  Optional Insurance Benefits Charges. The monthly deduction will include charges for any optional insurance Riders or Benefits added to the Policy. See "Optional Insurance Benefits".

SURRENDER CHARGE

  We will assess a Surrender Charge against Accumulated Value upon surrender of a Policy within ten years after its issuance. The Surrender Charge consists of two charges: an underwriting surrender charge and a sales surrender charge.

  Underwriting Surrender Charge. The underwriting surrender charge will be assessed at a rate determined with reference to the Joint Equal Age of the Insureds on the Policy Date for each $1,000 of a Policy's initial Face Amount in accordance with the schedule shown in Appendix A.

  The amount of the charge remains level for the first Policy Year. After the first Policy Anniversary, the charge decreases by 0.9259% per month until it reaches zero at the end of the 120th Policy Month.

  The charge is based upon the Joint Equal Age of the Insureds and the Face Amount on the Policy Date, and it does not increase as the Insureds get older or with increases in the Face Amount. For example, if Insureds of Joint Equal Age 50 purchase a Policy with an initial Face Amount of $100,000 and surrender the Policy at the end of the third Policy Year, the underwriting surrender charge would be $404.45.

  The underwriting surrender charge is designed to cover the administrative expenses associated with underwriting and issuing a Policy, including the costs of processing applications, conducting medical examinations, determining insurability and the Insureds' underwriting class, and establishing policy records. We do not expect to profit from the underwriting surrender charge.

  Sales Surrender Charge. During the first Policy Year, the sales surrender charge is equal to 25% of the lesser of the premiums paid under the Policy or of the Sales Surrender Target. The Sales Surrender Target is equal to a specified amount that varies with the Joint Equal Age of the Insureds for each $1000 of a Policy's initial Face Amount in accordance with a schedule shown in Appendix B. After the first Policy Year, the charge as calculated above is adjusted by a reduction factor. This reduction factor is equal to 99.0741% in the 13th Policy Month and reduces by 0.9259% per month until it reaches zero at the end of the 120th Policy Month. The Sales Surrender Target does not increase as the Insureds get older or with increases in the Face Amount due to a death benefit option change.

  For example, if Insureds of Joint Equal Age 50 purchase a Policy with a Face Amount of $100,000, the Sales Surrender Target, based upon the assumptions described above, would be $905. The maximum sales surrender charge during the first Policy Year would be 25% of this amount, or $226.25.

  The purpose of the sales surrender charge is to reimburse us for some of the expenses of distributing the Policies.

  We may reduce or waive the sales surrender charge on Policies sold to our directors or employees or any of our affiliates or to trustees or any employees of the Fund.

  A Surrender Charge (sales and underwriting) may also be deducted on a decrease in Face Amount in an amount that reflects, as a fractional amount of the total Surrender Charge that would be applied if the Policy were fully surrendered, the amount of the decrease relative to the Face Amount immediately prior to the decrease. Such a Surrender Charge will reduce the Accumulated Value and will be allocated proportionately to the Accumulated Value in the Investment Options. After the decrease, the total Surrender Charge is reduced. The new total Surrender Charge will be determined by dividing the Face Amount after the decrease by the Face Amount immediately prior to the decrease and multiplying the result by the total Surrender Charge that would have applied based on the Face Amount before the decrease.

WITHDRAWAL CHARGE

  A withdrawal fee of $25 will be deducted proportionately from the Accumulated Value in the Investment Options each time a Partial Withdrawal occurs.

CORPORATE AND OTHER PURCHASERS

  The Policy is available for individuals and for corporations and other institutions. For corporations or other group or sponsored arrangements purchasing one or more Policies, we may reduce the amount of the sales surrender charge, underwriting surrender charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced, for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangements, from the amount of the initial premium payment or payments, or the amount of projected premium payments.

OTHER CHARGES

  We will bear the direct operating expenses of the Separate Account. Each Variable Account available to you purchases shares of the corresponding Portfolio of the underlying Fund. The Fund and each of its Portfolios incur certain charges, including the investment advisory fee, and certain operating expenses. The Fund is governed by its Board of Trustees. The Fund's expenses are not fixed or specified under the terms of the Policy and these expenses may vary from year to year. The advisory fees and other expenses are more fully described in "Summary of the Policy: Fund Annual Expenses After Expense Limitation" and in the prospectus of the Fund.

GUARANTEE OF CERTAIN CHARGES

  We guarantee that certain charges will not increase. This includes the charge for mortality and expense risks, the administrative charge with respect to the guaranteed rates described above, the premium load, the guaranteed cost of insurance rates, and the surrender charge.

                               OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

  The following discussion provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). This discussion is not intended as tax advice. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved, tax advice may be needed by a person contemplating the purchase of the Policy. It should, therefore, be understood that these comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy and that special rules which are not discussed herein may apply in certain situations. Moreover, no representation is made as to the likelihood of continuation of federal income tax or estate or gift tax laws or of the current interpretations by the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules described in this discussion or that relate directly or indirectly to life insurance policies. Finally, these comments do not take into account any state or local income tax considerations which may be involved in the purchase of the Policy.

  While we believe that the Policy meets the statutory definition of life insurance under Section 7702 of the Internal Revenue Code ("IRC") and hence will receive federal income tax treatment consistent with that of traditional fixed life insurance, the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues (including, for example, the treatment of substandard risk policies, policies with term insurance on the Insureds, and certain tax requirements relating to joint survivorship life insurance policies). We reserve the right to make changes to the Policy if changes are deemed appropriate by us to attempt to assure qualification of the Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. The discussion below summarizes the tax treatment of life insurance contracts.

  The death benefit under a Policy should be excludable from the gross income of the Beneficiary (whether the Beneficiary is a corporation, individual or other entity) under IRC Section 101(a)(1) for purposes of the regular federal income tax and you generally should not be deemed to be in constructive receipt of the cash values, including increments thereof, under the Policy until a full surrender thereof or a Partial Withdrawal. In addition, certain Policy loans and Partial Withdrawals may be taxable in the case of Policies that are modified endowment contracts. PROSPECTIVE POLICY OWNERS THAT INTEND TO USE POLICIES TO FUND DEFERRED COMPENSATION ARRANGEMENTS FOR THEIR EMPLOYEES ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF SUCH ARRANGEMENTS. PROSPECTIVE CORPORATE OWNERS SHOULD CONSULT THEIR TAX ADVISORS ABOUT THE TREATMENT OF LIFE INSURANCE IN THEIR PARTICULAR CIRCUMSTANCES FOR PURPOSES OF THE ALTERNATIVE MINIMUM TAX APPLICABLE TO CORPORATIONS AND THE ENVIRONMENTAL TAX UNDER IRC SECTION 59A. Changing the Policy Owner may also have tax consequences. Exchanging a Policy for another involving the same Insureds generally will not result in the recognition of gain or loss according to Section 1035(a) of the IRC. Changing the Insureds under a Policy will, however, not be treated as a tax-free exchange under
Section 1035, but rather as a taxable exchange.

  Diversification Requirements. To comply with regulations under Section 817(h) of the IRC, each Portfolio of the Fund is required to diversify its investments. For details on these diversification requirements, see "What is the Federal Income Tax Status of the Fund" in the Fund's prospectus.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policy owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor [i.e., the Policy Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under your Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and Policy values. These differences could result in your being treated as the owner of your Policy's pro rata portion of the assets of the Separate

Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your Policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Portfolio's investment objective or investment policies.

  Tax Treatment of Policies. IRC Section 7702A defines a class of life insurance contracts referred to as modified endowment contracts. Under this provision, the Policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance contracts, as described below. Taxation of pre-death distributions from Policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

  A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a life insurance contract. For example, if the "seven-pay premiums" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year; $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a Select Estate Preserver Policy may or may not be a modified endowment contract, depending on the amount of premiums paid during each of the Policy's first seven contract years. Changes in the Policy, including changes in death benefits, may require "retesting" of a Policy to determine if it is to be classified as a modified endowment contract.

  Conventional Life Insurance Policies. If a Policy is not a modified endowment contract, upon full surrender for its Net Cash Surrender Value, the excess, if any, of the Net Cash Surrender Value plus any outstanding Policy Debt over the cost basis under a Policy will be treated as ordinary income for federal income tax purposes. Such a Policy's cost basis will usually equal the premiums paid less any premiums previously recovered in Partial Withdrawals. Under IRC Section 7702, if a Partial Withdrawal occurring within 15 years of the Policy Date is accompanied by a reduction in benefits under the Policy, special rules apply to determine whether part or all of the cash received is paid out of the income of the Policy and is taxable. Cash distributed to a Policy Owner on Partial Withdrawals occurring more than 15 years after the Policy Date will be taxable as ordinary income to the Policy Owner to the extent that it exceeds the cost basis under a Policy.

  We also believe that loans received under Policies that are not modified endowment contracts will be treated as indebtedness of the Owner for federal income tax purposes, and that no part of any loan under the Policy will constitute income to the Owner unless the Policy is surrendered or matures or lapses. CONSULT WITH YOUR TAX ADVISOR ON WHETHER INTEREST PAID (OR ACCRUED BY AN ACCRUAL BASIS TAXPAYER) ON A LOAN UNDER A POLICY THAT IS NOT A MODIFIED ENDOWMENT CONTRACT MAY BE DEDUCTIBLE. Tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies. Also, new tax law has been proposed in 1998 which contains a provision that could adversely affect the owners of certain "corporate-owned life insurance policies". (As of the date of this Prospectus, this proposal has not been introduced as a bill and may or may not ever become law as currently drafted.) Present law provides that a portion of the interest deductions on indebtedness is reduced if the taxpayer is a direct or indirect beneficiary of certain life insurance, endowment, or annuity contracts (even interest on indebtedness that is completely unrelated to the contract). This rule does not apply under present law if the contract was issued on 20% owners, officers or employees. The proposal would repeal the exception other than for 20% owners for taxable years beginning after the date of enactment. The effect of the proposal would be to increase the after-tax cost of such policies in most cases. If you have questions regarding the proposal, please consult your tax advisor.

  Modified Endowment Contracts. Pre-death distributions from modified endowment contracts may give rise to taxable income. Upon full surrender or maturity of the Policy, the Policy Owner would recognize ordinary income for federal income tax purposes equal to the amount by which the Net Cash Surrender Value plus Policy

Debt exceeds the investment in the Policy (usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income). Upon Partial Withdrawals and Policy loans, the Policy Owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the Policy. The amount allocated to income is the amount by which the Accumulated Value of the Policy exceeds investment in the Policy immediately before the distribution. If two or more policies which are classified as modified endowment contracts are purchased from any one insurance company, including us, during any calendar year, all such policies will be aggregated for purposes of determining the portion of the pre-death distributions allocable to income on the policies and the portion allocable to investment in the policies.

  Amounts received under a modified endowment contract that are included in gross income are subject to an additional tax equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received: (i) when the taxpayer is at least 59 1/2 years old; (ii) which is attributable to the taxpayer becoming disabled; or (iii) which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

  If a Policy was not originally a modified endowment contract but becomes one, under Treasury Department regulations which are yet to be prescribed, pre-death distributions received in anticipation of a failure of a Policy to meet the seven-pay premium test are to be treated as pre-death distributions from a modified endowment contract (and, therefore, are to be taxable as described above) even though, at the time of the distribution(s) the Policy was not yet a modified endowment contract. For this purpose, pursuant to the IRC, any distribution made within two years before the Policy is classified as a modified endowment contract shall be treated as being made in anticipation of the Policy's failing to meet the seven-pay premium test.

  It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Policy Debt with respect to a modified endowment contract constitutes interest for federal income tax purposes. CONSULT YOUR TAX ADVISOR. Tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Reasonableness Requirement for Charges. Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a contract qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges. Under the proposed regulations, the standards applicable to joint survivor life insurance policies are not entirely clear. While we believe under IRS pronouncements currently in effect that the mortality costs and other expenses used in making calculations to determine whether the Policy qualifies as life insurance meet the current requirements, complete assurance cannot be given that the IRS would necessarily agree. It is possible that future regulations will contain standards that would require us to modify the mortality charges used for the purposes of the calculations in order to retain the qualification of the Policy as life insurance for federal income tax purposes, and we reserve the right to make any such modifications.

  Accelerated Living Benefits. An Accelerated Living Benefit Rider is available in connection with the Policy. Benefits under the Accelerated Living Benefit Rider may be taxable. The Internal Revenue Service has issued proposed regulations and is expected to issue final regulations in the near future under which accelerated living benefits that meet the requirements set forth in the regulations can be received without incurring a federal income tax. The precise requirements which will be incorporated in the final regulations are not known.

  In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the Code. The IRS regulations mentioned above are expected to set forth the requirements under which a policy with an accelerated living benefits rider will be deemed to meet the definitional requirements of a life insurance contract. we reserve the right to (but are not obligated to) modify the Rider to conform with requirements under the final regulations. OWNERS CONSIDERING ADDING AN ACCELERATED LIVING BENEFIT RIDER OR EXERCISING RIGHTS UNDER THE RIDER SHOULD FIRST CONSULT A QUALIFIED TAX ADVISOR.

  Split Policy Option Rider. This Rider permits a Policy to be split into two individual policies. A Policy split could have adverse tax consequences. For example, it is not clear whether a Policy split will be treated as a nontaxable exchange under IRC Section 1031 through 1043. If a Policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. OWNERS CONSIDERING ADDING A SPLIT POLICY OPTION RIDER OR EXERCISING RIGHTS UNDER THIS RIDER SHOULD FIRST CONSULT A QUALIFIED TAX ADVISER.

  Other. Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the jurisdiction and the circumstances of each Owner or Beneficiary.

  FOR COMPLETE INFORMATION ON FEDERAL, STATE, LOCAL AND OTHER TAX
CONSIDERATIONS, A QUALIFIED TAX ADVISER SHOULD BE CONSULTED.

  WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY.

CHARGE FOR OUR INCOME TAXES

  For federal income tax purposes, variable life insurance generally is treated in a manner consistent with traditional fixed life insurance. We will review the question of a charge to the Separate Account for our federal income taxes periodically. A charge may be made for any federal income taxes incurred by us that are attributable to the Separate Account or to our operations with respect to the Policy. A charge might become necessary if our tax treatment is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or if there is a change in our tax status.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Account for such taxes, if any, attributable to the Account.

VOTING OF FUND SHARES

  In accordance with our view of present applicable law, we will exercise voting rights attributable to the shares of each Portfolio of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the Investment Company Act of 1940 or by the Fund. We will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

  You are the person having the voting interest under a Policy. Unless otherwise required by applicable law, the number of votes as to which you will have the right to instruct will be determined by dividing your Accumulated Value in a Variable Account by the net asset value per share of the corresponding Portfolio of the Fund. Fractional votes will be counted. The number of votes as to which a Policy Owner will have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, we reserve the right to determine in a different fashion the voting rights attributable to the shares of the Fund based upon the instructions received from Policy Owners. Voting instructions may be cast in person or by proxy.

  If there are shares of a Portfolio held by a Variable Account for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Variable Account for which we have received timely voting instructions. If we hold shares of a Portfolio in our General Account, or hold unvoted shares in the Separate Account, and/or any of our non-insurance subsidiaries holds shares of a Portfolio, we will vote those shares in the same proportion as other votes cast by all of our separate accounts in the aggregate.

DISREGARD OF VOTING INSTRUCTIONS

  We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio or to approve or disapprove an investment advisory contract. In addition, we may disregard voting instructions of changes initiated by Policy Owners in the investment policy or the investment adviser (or portfolio manager) of a Portfolio, provided that our disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purpose, and considering the effect the change would have on us. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Policy Owners.

CONFIRMATION STATEMENTS AND OTHER REPORTS TO OWNERS

  A statement will be sent quarterly to you setting forth a summary of the transactions which occurred during the Policy Quarter and indicating the death benefit, Face Amount, Accumulated Value, Cash Surrender Value, and any Policy Debt. In addition, the statement will indicate the allocation of Accumulated Value among the Investment Options and any other information required by law. Confirmations will be sent out upon premium payments and transfers, loans, loan repayments, withdrawals, and surrenders. Confirmation of scheduled transactions under dollar cost averaging, portfolio rebalancing, and monthly deductions will appear on your quarterly statement.

  You will also be sent annual financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

REPLACEMENT OF LIFE INSURANCE OR ANNUITIES

  The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life wants you to understand how a replacement may impact your existing plan of insurance.

  A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

  There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

SUBSTITUTION OF INVESTMENTS

  We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of the Fund should no longer be available for investment, or if, in the judgment of our management, further investment in shares of any or all Portfolios of the Fund should become inappropriate in view of the purposes of the Policies, we may substitute shares of another Portfolio of the Fund or of a different fund for shares already purchased, or to be purchased in the future under the Policies.

  Where required, we will not substitute any shares attributable to a Policy Owner's interest in a Variable Account or the Separate Account without notice, Policy Owner approval, or prior approval of the SEC and without following the filing or other procedures established by applicable state insurance regulators.

  We also reserve the right to establish additional Variable Accounts which may include additional subaccounts of the Separate Account to serve as investment options under the Policies which may be managed separate accounts or may invest in a new Portfolio of the Fund, or in shares of another investment company, a portfolio thereof, or suitable investment vehicle with a specified investment objective. New Variable Accounts may be established when, at our sole discretion, marketing needs or investment conditions warrant, and any new Variable Accounts will be made available to existing Policy Owners on a basis to be determined by us. We may also eliminate one or more Variable Accounts if, in our sole discretion, marketing, tax, or investment conditions so warrant. We may also terminate and liquidate any Variable Account.

  In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of ours or an affiliate of ours. Subject to compliance with applicable law, we also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW

  We reserve the right to make any change without your consent to the provisions of the Policy to comply with, or give you the benefit of, any federal or state statute, rule, or regulation, including but not limited to, requirements for life insurance contracts and modified endowment contracts under the IRC, under regulations of the United States Treasury Department or any state.

                            PERFORMANCE INFORMATION

  Performance information for the Variable Accounts of the Separate Account may appear in advertisements, sales literature, or reports to Policy Owners or prospective purchasers. Performance information in advertisements or sales literature may be expressed in any fashion permitted under applicable law, which may include presentation of a change in a Policy Owner's Accumulated Value attributable to the performance of one or more Variable Accounts, or as a change in a Policy Owner's death benefit. Performance quotations may be expressed as a change in a Policy Owner's Accumulated Value over time or in terms of the average annual compounded rate of return on the Policy Owner's Accumulated Value, based upon a hypothetical Policy in which premiums have been allocated to a particular Variable Account over certain periods of time that will include one year or from the commencement of operation of the Variable Account. If a Portfolio has been in existence for a longer period of time than its corresponding Variable Account, we may also present hypothetical returns that the Variable Account would have achieved had it invested in its corresponding Portfolio for periods through the commencement of operation of the Portfolio. For the period that a particular Variable Account has been in existence, the performance will be actual performance and not hypothetical in nature. Any such quotation may reflect the deduction of all applicable charges to the Policy including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The varying death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values. Since the Guideline Minimum Death Benefit is equal to a percentage (e.g., 250% for an Insured Age 40) times Accumulated Value, it will vary with Accumulated Value. The cost of insurance charge varies according to the Ages of the Insureds and therefore the cost of insurance charge reflected in the performance for the hypothetical Policy is based on the hypothetical Insureds and death benefit option assumed. The quotation may also reflect the deduction of the surrender charge, if applicable, by assuming a surrender at the end of the particular period, although other quotations may simultaneously be given that do not assume a surrender and do not take into account deduction of the surrender charge or other charges.

  Performance information for a Variable Account may be compared, in advertisements, sales literature, and reports to Policy Owners, to: (i) other variable life separate accounts, mutual funds, or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria; and (ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a Policy. Reports and promotional literature may also contain our rating or a rating of our claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

  Performance information for any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy whose Accumulated Value is allocated to the Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

                               THE FIXED ACCOUNT

  You may allocate all or a portion of your net premium payments and transfer Accumulated Value to our Fixed Account. Amounts allocated to the Fixed Account become part of our General Account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Fixed Account, see the Policy itself.

GENERAL DESCRIPTION

  Amounts allocated to the Fixed Account become part of our General Account, which consists of all assets owned by us other than those in the Separate Account and other separate accounts of ours. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

  You may elect to allocate net premium payments to the Fixed Account, the Separate Account, or both. You may also transfer Accumulated Value from the Variable Accounts to the Fixed Account, or from the Fixed Account to the Variable Accounts, subject to the limitations described below. We guarantee that the Accumulated Value in the Fixed Account will be credited with a minimum interest rate of .32737% per month, compounded monthly, for a minimum effective annual rate of 4%. Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, we may at our sole discretion declare current interest in excess of the 4%, which will be guaranteed for one year. (The portion of your Accumulated Value that has been used to secure Policy Debt will be credited with an interest rate of .32737% per month, compounded monthly, for an effective annual rate of 4%.)

  We bear the full investment risk for the Accumulated Value allocated to the Fixed Account.

DEATH BENEFIT

  The death benefit under the Policy will be determined in the same fashion for a Policy Owner who has Accumulated Value in the Fixed Account as for a Policy Owner who has Accumulated Value in the Variable Accounts. See "Death Benefit".

POLICY CHARGES

  Policy charges will be the same whether you who allocate net premiums or transfer Accumulated Value to the Fixed Account or allocate net premiums to the Variable Accounts. These charges consist of the premium load, including the sales load, state and local premium tax charge, and federal tax charge; the deductions from

Accumulated Value, including the charges for the cost of insurance, administrative charge, mortality and expense risk charge, the charge for any optional insurance benefits added by rider, any death benefit change charge, the surrender charge, and the withdrawal charge. Any amounts that we pay for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the operating expenses of the Variable Accounts, as well as the investment advisory fee charged by the Fund, will not be paid directly or indirectly by you to the extent your Accumulated Value is allocated to the Fixed Account; however, to such extent, you will not participate in the investment experience of the Variable Accounts.

TRANSFERS, SURRENDERS, WITHDRAWALS, AND POLICY LOANS

  Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts, subject to the following limitations. If you reside in states that require us to refund premiums to Owners who return their Policies during the Free Look Period, you may not make transfers until after the Free Look Transfer Date. No transfer may be made if the Policy is in a grace period and the required premium has not been paid. You may not make more than one transfer from the Fixed Account to the Variable Accounts in any 12-month period. Further, you may not transfer more than the greater of 25% of your Accumulated Value in the Fixed Account or $5,000 in any year. Currently there is no charge imposed upon transfers; however, we reserve the right to assess such a charge in the future and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer. Transfers from the Variable Accounts to the Fixed Account may be made in the Policy Month preceding a Policy Anniversary, except that if you reside in Connecticut, Georgia, Maryland, North Carolina, North Dakota or Pennsylvania, you may make such a transfer at any time during the first eighteen Policy Months.

  You may also make full surrenders and Partial Withdrawals from the Fixed Account to the same extent as an Owner who has invested in the Variable Accounts. See "Surrender" and "Partial Withdrawals". You may borrow up to the greater of (1) 90% of your Accumulated Value in the Variable Accounts and 100% of your Accumulated Value in the Fixed Account, less any surrender charges that would have been imposed if your Policy were surrendered on the date the loan is taken, or (2) 100% of the product of (a X b/c - d) where (a) equals the Policy's Accumulated Value less any surrender charge that would be imposed if the Policy were surrendered on the date the loan is taken and less 12 times the current monthly deductions; (b) equals 1 plus the annual loan interest rate credited; (c) equals 1 plus the annual loan rate currently charged; and
(d) equals any existing Policy Debt. See "Policy Loans". Transfers, surrenders, and withdrawals payable from the Fixed Account, and the payment of Policy loans allocated to the Fixed Account, may be delayed for up to six months.

                             MORE ABOUT THE POLICY

OWNERSHIP

  The Policy Owner is the individual named as such in the application or in any later change shown in our records. While the Insureds are living, the Policy Owner alone has the right to receive all benefits and exercise all rights that the Policy grants or we allow.

  Joint Owners. If more than one person is named as Policy Owner, they are joint Owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint Owner dies, ownership passes to the surviving joint Owner(s). When the last joint Owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

  The Beneficiary is the individual named as such in the application or any later change shown in our records. You may change the Beneficiary at any time during the life of either Insured by written request on forms provided by us, which must be received by us at our Home Office. The change will be effective as of the date this form is signed. Contingent and/or concurrent Beneficiaries may be designated. You may designate a permanent Beneficiary, whose rights under your Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Survivor, you are the Beneficiary, if living; otherwise your estate is the Beneficiary.

  We will pay the death benefit proceeds to the Beneficiary. Unless otherwise provided, in order to receive proceeds at the Survivor's death, the Beneficiary must be living at the time of the Survivor's death.

THE CONTRACT

  This Policy is a contract between the Owner and us. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, any endorsements, any Riders and Benefits, and all additional Policy information sections (specification pages) added to the Policy.

PAYMENTS

  We ordinarily will pay death benefit proceeds, Net Cash Surrender Value on surrender, Partial Withdrawals, and loan proceeds based on allocations made to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days after we receive all the information needed to process a payment or transfer or, if sooner, any other period required by law.

  However, we can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the Variable Accounts if:

  . The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

  . An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of a Variable Account's net assets; or

  .  The SEC by order permits postponement for the protection of Policy
     Owners.

ASSIGNMENT

  You may assign a Policy as collateral security for a loan or other obligation. No assignment will bind us unless the original, or a copy, is received and recorded by our Home Office. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Owner or Beneficiary will be subject to the assignment. The entire Policy, including any attached payment option, Rider, Benefit, and endorsement, will be subject to the assignment. We will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the Policy Owner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy that is a modified endowment contract may generate taxable income. (See "Federal Income Tax Considerations".)

ERRORS ON THE APPLICATION

  If the Age or sex of either Insured has been misstated, the Face Amount shall be adjusted as follows in order to reflect the correct Age or sex: the Face Amount before the adjustment will be multiplied by the monthly cost of insurance rate used in the Policy Year in which the misstatement is discovered, based on the misstated Age or sex, and the result will be divided by the monthly cost of insurance rate for the Policy Year in which the misstatement is discovered, based on the correct Age and sex. For all Policy Months following the discovery of the misstatement, Accumulated Value will be calculated using cost of insurance charges, Rider charges and Benefit charges based on the correct Age and sex, but Accumulated Value for all Policy Months through the Month in which the misstatement is discovered will not be recalculated. Surrender charges and mortality and expense risk charges will not be recalculated. If unisex cost of insurance rates apply, no adjustment will be made for a misstatement of sex. See "Charges and Deductions: Cost of Insurance".

INCONTESTABILITY

  We may contest the validity of your Policy if any material misstatements are made in the application. However, your Policy will be incontestable after the expiration of the following: the initial Face Amount cannot be contested with respect to a given Insured after the Policy has been in force during the Insured's lifetime for two years from the Policy Date; and reinstatement cannot be contested after it has been in force during an Insured's lifetime for two years from the date of reinstatement.

PAYMENT IN CASE OF SUICIDE

  If either Insured dies by suicide, while sane or insane, within two years from the Policy Date, we will limit the death benefit proceeds to the premium payments less any withdrawal amounts, dividends paid by us in cash, and Policy Debt.

DIVIDENDS

  The current dividend scale is zero and we do not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

POLICY ILLUSTRATIONS

  Upon request, we will send you an illustration of future benefits under your Policy based on both guaranteed and current cost factor assumptions. However, we reserve the right to charge a $25 fee for requests for illustrations in excess of one per Policy year.

PAYMENT PLAN

  Surrender or withdrawal benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insureds, and death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the Beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the Policy, but current rates that are lower (i.e., providing greater income) may be established by us from time to time. This benefit is not available if the income would be less than $100 a month. Surrender or withdrawal benefits or death benefit proceeds may be used to purchase any other payment plan that we make available at that time.

OPTIONAL INSURANCE BENEFITS AND OTHER POLICIES

  Subject to certain requirements, you may elect to add one or more of the following optional insurance benefits to the Policy by a Rider at the time of application for your Policy (subject to approval of state insurance authorities). These optional benefits are: guaranteed payment of a specified coverage amount upon the death of the Survivor, subject to stated conditions; provision for level or varying coverage on the same two Insureds; renewable level or varying term insurance on either Insured, or individually on the Insureds; allowance to split the Policy into individual policies for each Insured without evidence of individual insurability; allowance to split the Policy into individual policies for each Insured subject to evidence of individual insurability; and Policy Owner access to a portion of the Policy's proceeds if an Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or such other period that may be required by state insurance authorities). The cost of any additional insurance benefits will be deducted as part of the monthly deduction against Accumulated Value. See "Charges and Deductions". The amounts of these benefits are fully guaranteed at issue. Certain restrictions may apply and are described in the applicable Rider or Benefit. Under certain circumstances, a Policy can be combined with an added protection benefit to result in a combined coverage amount equal to the same Face Amount that could be acquired under a single policy. Combining a Policy and a benefit may result in certain charges, including a Face Amount component of the mortality and expense risk charge, an underwriting surrender charge, and possibly cost of insurance charges, for a Policy that are lower than for the single Policy on the same given Insureds providing the same coverage amount. We offer other variable life insurance policies that provide insurance protection on the lives of two insureds or on the life of a single insured, whose loads and charges may vary. An insurance agent authorized to sell the Policy can describe these extra benefits and other policies further. Samples of the provisions for the extra optional benefits are available from us upon written request.

LIFE INSURANCE RETIREMENT PLANS

  Any Policy Owners or applicants who wish to consider using the Policy as a funding vehicle for (non-qualified) retirement purposes may obtain additional information from us. An Owner could pay premiums under a Policy for a number of years, and upon retirement, could utilize a Policy's loan and partial withdrawal features to access Accumulated Value as a source of retirement income for a period of time. This use of a Policy does not alter an Owner's rights or our obligations under a Policy; the Policy would remain a life insurance contract that, so long as it remains in force, provides for a death benefit payable when the Survivor dies.

  Ledger illustrations are available upon request that portray how the Policy can be used as a funding mechanism for (non-qualified) retirement plans, referred to herein as "life insurance retirement plans," for individuals. Ledger illustrations provided upon request show the effect on Accumulated Value, Net Cash Surrender Value, and the net death benefit of premiums paid under a Policy and Partial Withdrawals and loans taken for retirement income; or reflecting allocation of premiums to specified Variable Accounts. This information will be portrayed at hypothetical rates of return that are requested. Charts and graphs presenting the results of the ledger illustrations or a comparison of retirement strategies will also be furnished upon request. Any graphic presentations and retirement strategy charts must be accompanied by a corresponding ledger illustration; ledger illustrations must always include or be accompanied by comparable information that is based on guaranteed cost of insurance rates and that presents a hypothetical gross rate of return of 0%. Retirement illustrations will not be furnished with a hypothetical gross rate of return in excess of 12%.

  The hypothetical rates of return in ledger illustrations are illustrative only and should not be interpreted as a representation of past or future investment results. Policy values and benefits shown in the ledger illustrations would be different if the gross annual investment rates of return were different from the hypothetical rates portrayed, if premiums were not paid when due, and loan interest was paid when due. Withdrawals or loans may have an adverse effect on Policy benefits.

RISKS OF LIFE INSURANCE RETIREMENT PLANS

  Using the Policy as a funding vehicle for retirement income purposes presents several risks, including the risk that if the Policy is insufficiently funded in relation to the income stream from the Policy, the Policy can lapse prematurely and result in significant income tax liability to the Owner in the year in which the lapse occurs. Other risks associated with borrowing from the Policy also apply. Loans will be automatically repaid from the gross death benefit at the death of the Survivor, resulting in the estimated payment to the Beneficiary of the net death benefit, which will be less than the gross death benefit and may be less than the Face Amount. Upon surrender, the loan will be automatically repaid, resulting in the payment to you of the Net Surrender Value. Similarly, upon lapse, the loan will be automatically repaid. The automatic repayment of the loan upon lapse or surrender will cause the recognition of taxable income to the extent that Net Surrender Value plus the amount of the repaid loan exceeds your basis in the Policy. Thus, under certain circumstances, surrender or lapse of the Policy could result in tax liability to you. In addition, to reinstate a lapsed Policy, you would be required to make certain payments as described under "Reinstatement". Thus, you should be careful to fashion a life insurance retirement plan so that the Policy will not lapse prematurely under various market scenarios as a result of withdrawals and loans taken from the Policy.

  The Policy will lapse if your Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction on any Monthly Payment Date, and a grace period expires without your making a sufficient payment. To avoid lapse of your Policy, it is important to fashion a payment stream that does not leave your Policy with insufficient Accumulated Value. Determinations as to the amount to withdraw or borrow each year warrant careful consideration. Careful consideration should also be given to any assumptions respecting the hypothetical rate of return, to the duration of withdrawals and loans, and to the amount of Accumulated Value that should remain in your Policy upon its maturity. Poor investment performance can contribute to the risk that your Policy may lapse. In addition, the cost of insurance generally increases with the Age of the Insured, which can further erode existing Accumulated Value and contribute to the risk of lapse.

  Further, interest on a Policy loan is due to us for any Policy Year on the Policy Anniversary. If this interest is not paid when due, it is added to the amount of the outstanding Policy Debt, and interest will begin accruing thereon from that date. This can have a compounding effect, and to the extent that the outstanding loan balance exceeds your basis in the Policy, the amounts attributable to interest due on the loans can add to your federal (and possibly state) income tax liability.

  You should consult with your attorney and financial advisers in designing a life insurance retirement plan that is suitable. Further, you should continue to monitor the Accumulated Value net of loans remaining in a Policy to assure that the Policy is sufficiently funded to continue to support the desired income stream and so that it will not lapse. In this regard, you should consult your periodic statements to determine the amount of their remaining Accumulated Value minus the outstanding loan balance. Illustrations showing the effect of charges under the Policy upon existing Accumulated Value or the effect of future withdrawals or loans upon the Policy's Accumulated Value and death benefit are available from your agent. Consideration should be given periodically to whether the Policy is sufficiently funded so that it will not lapse prematurely.

  Because of the potential risks associated with borrowing from a Policy, use of the Policy in connection with a life insurance retirement plan may not be suitable for all Policy Owners. These risks should be carefully considered before borrowing from the Policy to provide an income stream.

DISTRIBUTION OF THE POLICY

  PMD is principal underwriter (distributor) of the Policies. PMD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. ("NASD"). We pay PMD for acting as principal underwriter under a Distribution Agreement. PMD is a wholly-owned subsidiary of ours. PMD's principal business address is 700 Newport Center Drive, Newport Beach, California 92660.

  We and PMD have sales agreements with various broker-dealers under which the Policy will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable life insurance. The broker-dealers are required to be registered with the SEC. We pay compensation directly to broker-dealers for promotion and sales of the Policy. The compensation payable to a broker-dealer for sales of the Policy may vary with the Sales Agreement, but is not expected to exceed 90% of premiums paid up to the first sales surrender target premium (as described in "Surrender Charge: Sales Surrender Target" and in Appendix B), 8% of the premiums paid under sales surrender targets 2 and 3; and on the premium in excess of the sum of sales surrender targets 1-3, 4% of premiums paid in Policy years 1-10 and 2% of premiums paid thereafter. Broker-dealers may also receive annual renewal compensation of up to .20% of Accumulated Value less Policy Debt. The annual renewal compensation will be computed monthly and payable on each Policy Anniversary. In addition, we may also pay override payments, expense allowances, bonuses, wholesaler fees, and training allowances. Registered representatives earn commissions from the broker-dealers with whom they are affiliated for selling our Policies. Compensation arrangements vary among broker-dealers. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise and may elect to receive compensation on a deferred basis. We make no separate deductions, other than as previously described, from premiums to pay sales commissions or sales expenses.

                            MORE ABOUT PACIFIC LIFE

MANAGEMENT

  Our directors and officers are listed below together with information as to their principal occupations during the past five years and certain other current affiliations. Unless otherwise indicated, the business address of each director and officer is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

       NAME AND POSITION        PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS
       -----------------        -----------------------------------------------
Thomas C. Sutton          Director, Chairman of the Board and Chief Executive Officer
Director, Chairman of      of Pacific Life; Director, Chairman of the Board and Chief
the Board and              Executive Officer of Pacific LifeCorp, August 1997 to
Chief Executive Officer    present; Director, Chairman of the Board and Chief
                           Executive Officer of Pacific Mutual Holding Company, August
                           1997 to present; Former Equity Board Member of PIMCO
                           Advisors L.P.; Former Director of Pacific Corinthian Life
                           Insurance Company; Director of: Newhall Land & Farming; The
                           Irvine Company; The Edison Company; PM Group Life Insurance
                           Company; and similar positions with other affiliated
                           companies of Pacific Life.

Glenn S. Schafer          Director (since November 1994) and President (since January
Director and President     1995) of Pacific Life; Executive Vice President and Chief
                           Financial Officer of Pacific Life, April 1991 to January
                           1995; Director and President of Pacific LifeCorp, August
                           1997 to present; Director and President of Pacific Mutual
                           Holding Company, August 1997 to present; Former Equity
                           Board Member of PIMCO Advisors L.P.; Former Director of
                           Pacific Corinthian Life Insurance Company; Director of PM
                           Group Life Insurance Company; and similar positions with
                           other affiliated companies of Pacific Life.

Khanh T. Tran             Director (since August 1997), Senior Vice President and
Director, Senior Vice      Chief Financial Officer of Pacific Life, June 1996 to
President and Chief        present; Vice President and Treasurer of Pacific Life,
Financial Officer          November 1991 to June 1996; Senior Vice President and Chief
                           Financial Officer of Pacific LifeCorp, August 1997 to
                           present; Senior Vice President and Chief Financial Officer of Pacific Mutual Holding Company, August 1997 to present;
                           Chief Financial Officer and Treasurer to other affiliated
                           companies of Pacific Life.

David R. Carmichael       Director (since August 1997), Senior Vice President and
Director, Senior Vice      General Counsel of Pacific Life; Senior Vice President and
President and General      General Counsel of Pacific LifeCorp, August 1997 to
Counsel                    present; Senior Vice President and General Counsel of
                           Pacific Mutual Holding Company, August 1997 to present;
                           Director of: PM Group Life Insurance Company; Association
                           of California Health and Life Insurance Companies and
                           Association of Life Insurance Counsel.

Audrey L. Milfs           Director (since August 1997), Vice President and Corporate
Director, Vice President   Secretary of Pacific Life; Vice President and Secretary of
and Corporate Secretary    Pacific LifeCorp, August 1997 to present; Vice President
                           and Secretary of Pacific Mutual Holding Company, August
                           1997 to present; similar positions with other affiliated
                           companies of Pacific Life.

Richard M. Ferry          Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Director and Chairman of
                           Korn/Ferry International; Director of: Avery Dennison Corporation;
                           Broco, Inc.; ConAm Management; First Business Bank; Mullin
                           Consulting, Inc.; Northwestern Restaurants, Inc.; Dole Food Co.;
                           Mrs. Fields' Original Cookies; Rainier Bells, Inc.
                           Address: 1800 Century Park East, Suite 900, Los Angeles, California 90067.

Donald E. Guinn           Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Chairman Emeritus and
                           Director of Pacific Telesis Group; Director of: The Dial
                           Corp.; Bank of America NT&SA; BankAmerica Corporation.
                           Address: Pacific Telesis Center, 130 Kearny Street,
                           Room 3704, San Francisco, California 94108-4818.

       NAME AND POSITION        PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS
       -----------------        -----------------------------------------------
Ignacio E. Lozano, Jr.    Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Director, Chairman and
                           Former Editor-In-Chief of La Opinion; Former Director of:
                           BankAmerica Corporation; Bank of America NT&SA; Director
                           of: The Walt Disney Company; Pacific Enterprises; Southern
                           California Gas Company; Lozano Communications, Inc.
                           Address: 411 West Fifth Street, 12th Floor, Los Angeles,
                           California 90013.

Charles D. Miller         Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Director, Chairman and
                           Chief Executive Officer of Avery Dennison Corporation;
                           Former Director of Great Western Financial Corporation;
                           Director of: Korn/Ferry International; Nationwide Health
                           Properties, Inc.; Edison International. Address: 150 North
                           Orange Grove Boulevard, Pasadena, California 91109.

Donn B. Miller            Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Director, President and
                           Chief Executive Officer of Pearson-Sibert Oil Co. of Texas;
                           Director of: The Irvine Company; Automobile Club of
                           Southern California; St. John's Hospital & Health Care
                           Foundation. Address: 136 El Camino, Suite 216, Beverly
                           Hills, California 90212.

Richard M. Rosenberg      Director of Pacific Life (since October 1997 and previously
Director                   from November 1995 to August 1997); Director of Pacific
                           LifeCorp, August 1997 to present; Director of Pacific
                           Mutual Holding Company, October 1997 to present; Chairman
                           and Chief Executive Officer (Retired) of BankAmerica
                           Corporation; Director of: BankAmerica Corporation; Airborne
                           Express Corporation; Northrop Grumman Corporation; Potlatch
                           Corporation; SBC Communications; Chronicle Publishing;
                           Pollo Rey/Unamas; Former Director of K-2 Incorporated.
                           Address: 555 California Street, 11th Floor, Unit 3001B, San
                           Francisco, California 94104.

James R. Ukropina         Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Partner with the law firm of O'Melveny & Meyers; Director of Lockheed Martin
                           Corporation; Trustee of Stanford University. Address: 400
                           South Hope Street, 16th Floor, Los Angeles, California
                           90071-2899.

Raymond L. Watson         Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Vice Chairman and Director of The Irvine Company; Director of: The Walt Disney
                           Company; The Mitchell Energy and Development Company; The
                           Irvine Apartment Communities; and The Tejon Ranch. Address:
                           550 Newport Center Drive, 9th Floor, Newport Beach,
                           California 92660.

Lynn C. Miller            Executive Vice President, Individual Insurance, of Pacific
Executive Vice President   Life, January 1995 to present; Senior Vice President,
                           Individual Insurance, of Pacific Life, 1989 to 1995.

Edward Byrd               Vice President and Controller of Pacific Life; Vice
Vice President and         President and Controller of Pacific LifeCorp, August 1997
Controller                 to present; Vice President and Controller of Pacific Mutual
                           Holding Company, August 1997 to present; and similar
                           positions with other affiliated companies of Pacific Life.

  No officer or director listed above receives any compensation from the Separate Account. No separately allocable compensation has been paid by us or any of our affiliates to any person listed for services rendered to the Separate Account.

STATE REGULATION

  We are subject to the laws of the state of California governing insurance companies and to regulation by the Commissioner of Insurance of California. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

TELEPHONE TRANSFER AND LOAN PRIVILEGES

  You may request a transfer of Accumulated Value or a Policy loan by telephone if a properly completed Authorization for Telephone Requests ("Telephone Authorization") has been filed at our Home Office. All or part of any telephone conversation with respect to transfer or loan instructions may be recorded by us. Telephone instructions received by us by 1:00 P.M. Pacific time on any Valuation Date will be processed as of the end of that Valuation Date in accordance with your instructions, (presuming that the Free-Look Period has expired). We reserve the right to deny any telephone transfer or loan request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you might not be able to request transfers and loans by telephone and would have to submit written requests.

  We have established procedures to confirm that instructions communicated by telephone are genuine. Under the procedures, any person requesting a transfer by telephone must provide certain personal identification as requested by us, and we will send a written confirmation of all transfers requested by telephone within 7 days of the transfer. Upon the submission of a Telephone Authorization, you authorize us to accept and act upon telephone instructions for transfers or loans involving your Policy, and agree that neither we, any of our affiliates, Pacific Select Fund, nor any of our or their directors, trustees, officers, employees or agents, will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any requests effected in accordance with the Telephone Authorization and believed by us to be genuine, provided that we have complied with our procedures. As a result of this policy on telephonic requests, you will bear the risk of loss arising from the telephone transfer and loan privileges.

LEGAL PROCEEDINGS

  There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

  Legal matters in connection with the issue and sale of the Policies described in this prospectus and our organization, our authority to issue the Policies under California law, and the validity of the forms of the Policies under California law have been passed on by our General Counsel.

  Legal matters relating to the federal securities and federal income tax laws have been passed upon by Dechert Price & Rhoads.

REGISTRATION STATEMENT

  A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

PREPARATION FOR THE YEAR 2000

  We rely significantly on computer systems and applications in our daily operations. In 1995, we began the process of identifying, evaluating and implementing changes to computer programs necessary to address the year 2000 issue. This issue involves the ability of computer systems to properly recognize the year 2000. The inability to do so could result in major failures or miscalculations.

  We have a coordinated plan to remediate, or replace if necessary, any non-compliant systems and to obtain assurances of the ability to be year 2000 compliant by our service providers, vendors and those with significant relationships with us. Our plan is directed and overseen by an experienced Vice President dedicated to year 2000 compliance. We completed the identification of all critical systems and are in the process of remediating systems.

In addition, we have retained two internationally recognized consultants to assist in reviewing and remediating our systems and interfaces with third parties. Our plan calls for all remediation to be completed by the fourth quarter of 1998 and testing to commence as remediation is completed and throughout 1999. Some testing has already begun.


  Remediation expenses to make our systems year 2000 compliant are currently estimated to range from $15 to $20 million, which excludes the cost of our personnel who support year 2000 compliance efforts. We do not anticipate any other material future costs associated with the year 2000 compliance efforts. We do not anticipate any other material future costs associated with the year 2000 compliance project, although there can be no assurance. We currently expect to be year 2000 compliant; however, there can be no assurances that we will succeed. In the event we or our significant service providers, vendors, financial institutions or others with which we conduct business, fail to be year 2000 compliant, there would be a materially adverse effect on us.

INDEPENDENT AUDITORS

  The audited consolidated financial statements for Pacific Life as of December 31, 1997 and 1996 and for the three years ended December 31, 1997 and the audited financial statements for Pacific Select Exec Separate Account as of December 31, 1997 and for the two years ended December 31, 1997 included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

  The audited financial statements of Pacific Select Exec Separate Account as of December 31, 1997 and for the two years then ended are set forth herein, starting on page 43. The audited consolidated financial statements of Pacific Life as of December 31, 1997 and 1996 and for the three years ended
December 31, 1997 are set forth herein starting on page 55.

  The financial statements of Pacific Life should be distinguished from the financial statements of the Pacific Select Exec Separate Account and should be considered only as bearing upon our ability to meet our obligations under the Policies.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Pacific Life Insurance Company

 We have audited the accompanying statement of assets and liabilities of the Pacific Select Exec Separate Account (comprised of the Money Market, High Yield Bond, Managed Bond, Government Securities, Growth, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, Equity Index, International, Emerging Markets, Variable Account I, Variable Account II, Variable Account III, and Variable Account IV Variable Accounts) as of December 31, 1997 and the related statement of operations for the year then ended (as to the Equity Variable Account and the Bond and Income Variable Account, for the period from commencement of operations through December 31,
1997) and statement of changes in net assets for each of the two years in the period then ended (as to the Aggressive Equity Variable Account, the Emerging Markets Variable Account, Variable Accounts I, II, III and IV, for the year ended December 31, 1997 and for the period from commencement of operations through December 31, 1996). These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting the Pacific Select Exec Separate Account as of December 31, 1997 and the results of their operations for the year then ended (as to the Equity Variable Account and the Bond and Income Variable Account, for the period from commencement of operations through December 31, 1997) and the changes in their net assets for each of the two years in the period then ended (as to the Aggressive Equity Variable Account, the Emerging Markets Variable Account, Variable Accounts I, II, III and IV, for the year ended December 31, 1997 and for the period from commencement of operations through December 31, 1996), in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 6, 1998

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
(IN THOUSANDS)

                                    HIGH             GOVERN-
                          MONEY    YIELD   MANAGED     MENT             AGGRESSIVE  GROWTH   EQUITY   MULTI-
                          MARKET    BOND     BOND   SECURITIES  GROWTH    EQUITY      LT     INCOME  STRATEGY
                         VARIABLE VARIABLE VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE VARIABLE VARIABLE
                         ACCOUNT  ACCOUNT  ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT  ACCOUNT  ACCOUNT
                         -------- -------- -------- ---------- -------- ---------- -------- -------- --------
ASSETS
Investments:
 Money Market Portfolio
  (5,180 shares; cost
  $52,208).............. $ 52,084
 High Yield Bond
  Portfolio (3,379
  shares; cost $33,305).          $ 33,707
 Managed Bond Portfolio
  (6,511 shares; cost
  $69,581)..............                   $ 72,512
 Government Securities
  Portfolio (967 shares;
  cost $10,008).........                             $ 10,421
 Growth Portfolio (7,315
  shares; cost
  $143,503).............                                       $179,989
 Aggressive Equity
  Portfolio (847 shares;
  cost $9,176)..........                                                 $  9,473
 Growth LT Portfolio
  (6,382 shares; cost
  $99,059)..............                                                           $110,438
 Equity Income Portfolio
  (5,373 shares; cost
  $100,762).............                                                                    $131,486
 Multi-Strategy
  Portfolio (7,005
  shares; cost $97,141).                                                                             $113,352
Receivables:
 Due from Pacific Life
  Insurance Company.....               135      114        51       240        39       162      246       51
 Fund shares redeemed...      139
                         -------- -------- --------  --------  --------  --------  -------- -------- --------
Total Assets............   52,223   33,842   72,626    10,472   180,229     9,512   110,600  131,732  113,403
                         -------- -------- --------  --------  --------  --------  -------- -------- --------
LIABILITIES
Payables:
 Due to Pacific Life
  Insurance Company.....      139
 Fund shares purchased..               135      114        51       240        39       162      246       51
                         -------- -------- --------  --------  --------  --------  -------- -------- --------
Total Liabilities.......      139      135      114        51       240        39       162      246       51
                         -------- -------- --------  --------  --------  --------  -------- -------- --------
NET ASSETS.............. $ 52,084 $ 33,707 $ 72,512  $ 10,421  $179,989  $  9,473  $110,438 $131,486 $113,352
                         ======== ======== ========  ========  ========  ========  ======== ======== ========

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 1997
(IN THOUSANDS)

                                  BOND AND  EQUITY   INTER-  EMERGING
                          EQUITY   INCOME   INDEX   NATIONAL MARKETS  VARIABLE VARIABLE VARIABLE VARIABLE
                         VARIABLE VARIABLE VARIABLE VARIABLE VARIABLE ACCOUNT  ACCOUNT  ACCOUNT  ACCOUNT
                         ACCOUNT  ACCOUNT  ACCOUNT  ACCOUNT  ACCOUNT     I        II      III       IV
                         -------- -------- -------- -------- -------- -------- -------- -------- -------- ---
ASSETS
Investments:
 Equity Portfolio (175
  shares; cost $4,174).. $  4,190
 Bond and Income
  Portfolio (53 shares;
  cost $666)............          $    685
 Equity Index Portfolio
  (7,283 shares; cost
  $140,325).............                   $187,288
 International Portfolio
  (7,956 shares; cost
  $115,000).............                            $128,941
 Emerging Markets
  Portfolio (889 shares;
  cost $9,098)..........                                     $  8,416
 Edinburgh Overseas
  Equity Portfolio (54
  shares; cost $544)....                                              $    539
 Turner Core Growth
  Portfolio (58 shares;
  cost $762)............                                                       $    783
 Frontier Capital
  Appreciation Portfolio
  (208 shares; cost
  $2,892)...............                                                                $  3,109
 Enhanced U.S. Equity
  Portfolio (116 shares;
  cost $1,571)..........                                                                         $  1,754
Receivables:
 Due from Pacific Life
  Insurance Company.....       86       15      217       81       35                 1        1        1
                         -------- -------- -------- -------- -------- -------- -------- -------- --------
Total Assets............    4,276      700  187,505  129,022    8,451      539      784    3,110    1,755
                         -------- -------- -------- -------- -------- -------- -------- -------- --------
LIABILITIES
Payables:
 Fund shares purchased..       86       15      217       81       35                 1        1        1
                         -------- -------- -------- -------- -------- -------- -------- -------- --------
Total Liabilities.......       86       15      217       81       35                 1        1        1
                         -------- -------- -------- -------- -------- -------- -------- -------- --------
NET ASSETS.............. $  4,190 $    685 $187,288 $128,941 $  8,416 $    539 $    783 $  3,109 $  1,754
                         ======== ======== ======== ======== ======== ======== ======== ======== ========

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS)

                                     HIGH              GOVERN-
                          MONEY     YIELD    MANAGED     MENT             AGGRESSIVE  GROWTH   EQUITY   MULTI-
                          MARKET     BOND      BOND   SECURITIES  GROWTH    EQUITY      LT     INCOME  STRATEGY
                         VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE VARIABLE VARIABLE
                         ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT  ACCOUNT  ACCOUNT
                         --------  --------  -------- ---------- -------- ---------- -------- -------- --------
INVESTMENT INCOME
 Dividends.............. $ 2,072   $ 2,559   $ 3,893   $   498   $14,427             $ 4,656  $ 7,127  $ 7,530
                         -------   -------   -------   -------   -------   -------   -------  -------  -------
Net Investment Income...   2,072     2,559     3,893       498    14,427               4,656    7,127    7,530
                         -------   -------   -------   -------   -------   -------   -------  -------  -------
REALIZED AND UNREALIZED
 GAIN (LOSS)
 ON INVESTMENTS
 Net realized gain from
  security transactions.      94       454       367        96     6,822   $   101     3,899    3,288      695
 Net unrealized
  appreciation
  (depreciation) on
  investments...........    (121)     (335)    1,844       306    15,323       230     1,609   16,626    8,279
                         -------   -------   -------   -------   -------   -------   -------  -------  -------
Net Realized And
  Unrealized Gain
  (Loss) On Invest-
  ments.................     (27)      119     2,211       402    22,145       331     5,508   19,914    8,974
                         -------   -------   -------   -------   -------   -------   -------  -------  -------
NET INCREASE IN NET
 ASSETS
 RESULTING FROM
 OPERATIONS............. $ 2,045   $ 2,678   $ 6,104   $   900   $36,572   $   331   $10,164  $27,041  $16,504
                         =======   =======   =======   =======   =======   =======   =======  =======  =======

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS)

                                     BOND AND   EQUITY   INTER-   EMERGING
                           EQUITY     INCOME    INDEX   NATIONAL  MARKETS   VARIABLE  VARIABLE VARIABLE VARIABLE
                          VARIABLE   VARIABLE  VARIABLE VARIABLE  VARIABLE  ACCOUNT   ACCOUNT  ACCOUNT  ACCOUNT
                         ACCOUNT(1) ACCOUNT(1) ACCOUNT  ACCOUNT   ACCOUNT      I         II      III       IV
                         ---------- ---------- -------- --------  --------  --------  -------- -------- --------
INVESTMENT INCOME
 Dividends..............  $    30    $    11   $ 7,400  $ 4,347   $    41   $     8   $    71  $    73  $    63
                          -------    -------   -------  -------   -------   -------   -------  -------  -------
Net Investment Income...       30         11     7,400    4,347        41         8        71       73       63
                          -------    -------   -------  -------   -------   -------   -------  -------  -------
REALIZED AND UNREALIZED
 GAIN (LOSS)
 ON INVESTMENTS
 Net realized gain from
  security transactions.       13          5    12,511    4,938       187         2         7       42        7
 Net unrealized
  appreciation
  (depreciation) on
  investments...........       16         19    21,545      (62)     (644)       (4)       31      222      201
                          -------    -------   -------  -------   -------   -------   -------  -------  -------
Net Realized And
 Unrealized Gain (Loss)
 On Investments.........       29         24    34,056    4,876      (457)       (2)       38      264      208
                          -------    -------   -------  -------   -------   -------   -------  -------  -------
NET INCREASE (DECREASE)
 IN NET ASSETS
 RESULTING FROM
 OPERATIONS.............  $    59    $    35   $41,456  $ 9,223   $  (416)  $     6   $   109  $   337  $   271
                          =======    =======   =======  =======   =======   =======   =======  =======  =======

(1) For the period from January 10, 1997 (commencement of operations) to December 31, 1997.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS)

                                      HIGH               GOVERN-
                           MONEY     YIELD    MANAGED      MENT              AGGRESSIVE  GROWTH    EQUITY    MULTI-
                          MARKET      BOND      BOND    SECURITIES  GROWTH     EQUITY      LT      INCOME   STRATEGY
                         VARIABLE   VARIABLE  VARIABLE   VARIABLE  VARIABLE   VARIABLE  VARIABLE  VARIABLE  VARIABLE
                          ACCOUNT   ACCOUNT   ACCOUNT    ACCOUNT   ACCOUNT    ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT
                         ---------  --------  --------  ---------- --------  ---------- --------  --------  --------
INCREASE (DECREASE) IN
 NET ASSETS
 FROM OPERATIONS
 Net investment income.. $   2,072  $  2,559  $  3,893   $    498  $ 14,427             $  4,656  $  7,127  $  7,530
 Net realized gain from
  security transactions.        94       454       367         96     6,822   $    101     3,899     3,288       695
 Net unrealized
  appreciation
  (depreciation) on
  investments...........      (121)     (335)    1,844        306    15,323        230     1,609    16,626     8,279
                         ---------  --------  --------   --------  --------   --------  --------  --------  --------
Net Increase In Net
 Assets Resulting
 From Operations........     2,045     2,678     6,104        900    36,572        331    10,164    27,041    16,504
                         ---------  --------  --------   --------  --------   --------  --------  --------  --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfer of net
  premiums..............   114,902     6,516    11,008      2,026    28,003      2,091    27,890    20,805    20,699
 Transfers - policy
  charges and
  deductions............    (4,303)   (1,844)   (2,926)      (587)   (9,059)      (469)   (6,771)   (5,873)   (4,507)
 Transfers in (from
  other variable
  accounts).............   133,629    17,591    15,603      5,190    61,551     12,131    34,622    27,826     9,864
 Transfers out (to other
  variable accounts)....  (214,125)  (15,732)  (11,609)    (4,376)  (46,874)    (7,838)  (39,146)  (18,793)   (5,914)
 Transfers - other......    (7,489)   (1,439)  (14,668)      (562)  (10,114)      (104)   (5,388)   (5,380)   (2,426)
                         ---------  --------  --------   --------  --------   --------  --------  --------  --------
Net Increase (Decrease)
 In Net Assets
 Derived From Policy
 Transactions...........    22,614     5,092    (2,592)     1,691    23,507      5,811    11,207    18,585    17,716
                         ---------  --------  --------   --------  --------   --------  --------  --------  --------
NET INCREASE IN NET
 ASSETS.................    24,659     7,770     3,512      2,591    60,079      6,142    21,371    45,626    34,220
                         ---------  --------  --------   --------  --------   --------  --------  --------  --------
NET ASSETS
 Beginning of Year......    27,425    25,937    69,000      7,830   119,910      3,331    89,067    85,860    79,132
                         ---------  --------  --------   --------  --------   --------  --------  --------  --------
 End of Year............ $  52,084  $ 33,707  $ 72,512   $ 10,421  $179,989   $  9,473  $110,438  $131,486  $113,352
                         =========  ========  ========   ========  ========   ========  ========  ========  ========

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS)

                                      BOND AND   EQUITY    INTER-   EMERGING
                            EQUITY     INCOME    INDEX    NATIONAL  MARKETS   VARIABLE  VARIABLE  VARIABLE  VARIABLE
                           VARIABLE   VARIABLE  VARIABLE  VARIABLE  VARIABLE  ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT
                          ACCOUNT(1) ACCOUNT(1) ACCOUNT   ACCOUNT   ACCOUNT      I         II       III        IV
                          ---------- ---------- --------  --------  --------  --------  --------  --------  --------
INCREASE (DECREASE) IN
 NET ASSETS
 FROM OPERATIONS
 Net investment income..   $     30   $     11  $  7,400  $  4,347  $     41  $      8  $     71  $     73  $     63
 Net realized gain from
  security transactions.         13          5    12,511     4,938       187         2         7        42         7
 Net unrealized
  appreciation
  (depreciation) on
  investments...........         16         19    21,545       (62)     (644)       (4)       31       222       201
                           --------   --------  --------  --------  --------  --------  --------  --------  --------
Net Increase (Decrease)
 In Net Assets Resulting
 From Operations........         59         35    41,456     9,223      (416)        6       109       337       271
                           --------   --------  --------  --------  --------  --------  --------  --------  --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfer of net
  premiums..............        466         56    28,526    26,039     2,039        80       172       656       372
 Transfers - policy
  charges and
  deductions............        (87)       (13)   (8,168)   (7,142)     (479)      (25)      (28)     (149)      (54)
 Transfers in (from
  other variable
  accounts).............      4,237        659    51,709    54,246    10,615       408       537     3,409       976
 Transfers out (to other
  variable accounts)....       (438)       (53)  (25,760)  (45,867)   (6,460)       (3)     (163)   (1,636)     (217)
 Transfers - other......        (47)         1   (25,672)   (4,997)     (162)       (4)      (17)      (51)       (9)
                           --------   --------  --------  --------  --------  --------  --------  --------  --------
Net Increase In Net As-
 sets
 Derived From Policy
 Transactions...........      4,131        650    20,635    22,279     5,553       456       501     2,229     1,068
                           --------   --------  --------  --------  --------  --------  --------  --------  --------
NET INCREASE IN NET
 ASSETS.................      4,190        685    62,091    31,502     5,137       462       610     2,566     1,339
                           --------   --------  --------  --------  --------  --------  --------  --------  --------
NET ASSETS
 Beginning of Year......                         125,197    97,439     3,279        77       173       543       415
                           --------   --------  --------  --------  --------  --------  --------  --------  --------
 End of Year............   $  4,190   $    685  $187,288  $128,941  $  8,416  $    539  $    783  $  3,109  $  1,754
                           ========   ========  ========  ========  ========  ========  ========  ========  ========

(1) For the period from January 10, 1997 (commencement of operations) to December 31, 1997.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                                       HIGH                 GOVERN-
                            MONEY      YIELD     MANAGED      MENT                AGGRESSIVE              EQUITY
                           MARKET      BOND       BOND     SECURITIES   GROWTH      EQUITY    GROWTH LT   INCOME
                          VARIABLE   VARIABLE   VARIABLE    VARIABLE   VARIABLE    VARIABLE   VARIABLE   VARIABLE
                           ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT     ACCOUNT   ACCOUNT(1)   ACCOUNT    ACCOUNT
                          ---------  ---------  ---------  ----------  ---------  ----------  ---------  ---------
INCREASE (DECREASE) IN
 NET ASSETS
 FROM OPERATIONS
 Net investment income..  $   1,359  $   1,753  $   4,145  $     490   $   6,582  $       2   $     608  $   3,386
 Net realized gain
  (loss) from security
  transactions..........         13        300       (203)        62       2,826       (958)      4,372        667
 Net unrealized appreci-
  ation (depreciation)
  on investments........         58        144       (914)      (316)     12,466         67       5,509      8,024
                          ---------  ---------  ---------  ---------   ---------  ---------   ---------  ---------
Net Increase (Decrease)
 In Net Assets Resulting
 From Operations........      1,430      2,197      3,028        236      21,874       (889)     10,489     12,077
                          ---------  ---------  ---------  ---------   ---------  ---------   ---------  ---------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfer of net premi-
  ums...................     59,965      6,552     21,068      2,042      29,298        911      24,407     21,368
 Transfers - policy
  charges and deduc-
  tions.................     (3,056)    (1,528)    (2,686)      (580)     (7,697)      (146)     (5,343)    (4,205)
 Transfers in (from
  other variable ac-
  counts)...............     64,487     12,323      8,787      2,504      54,635     11,133      48,532     18,530
 Transfers out (to other
  variable accounts)....   (115,717)    (7,278)    (8,044)    (2,257)    (62,175)    (7,395)    (39,922)    (8,965)
 Transfers - other......     (2,862)      (920)      (843)      (379)     (3,544)      (283)     (2,855)    (2,661)
                          ---------  ---------  ---------  ---------   ---------  ---------   ---------  ---------
 Net Increase In Net As-
  sets
  Derived From Policy
  Transactions..........      2,817      9,149     18,282      1,330      10,517      4,220      24,819     24,067
                          ---------  ---------  ---------  ---------   ---------  ---------   ---------  ---------
NET INCREASE IN NET AS-
 SETS...................      4,247     11,346     21,310      1,566      32,391      3,331      35,308     36,144
                          ---------  ---------  ---------  ---------   ---------  ---------   ---------  ---------
NET ASSETS
 Beginning of Year......     23,178     14,591     47,690      6,264      87,519                 53,759     49,716
                          ---------  ---------  ---------  ---------   ---------  ---------   ---------  ---------
 End of Year............  $  27,425  $  25,937  $  69,000  $   7,830   $ 119,910  $   3,331   $  89,067  $  85,860
                          =========  =========  =========  =========   =========  =========   =========  =========

(1) For the period from April 8, 1996 (commencement of operations) to December 31, 1996.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                          MULTI-    EQUITY    INTER-    EMERGING
                         STRATEGY   INDEX    NATIONAL   MARKETS   VARIABLE  VARIABLE  VARIABLE  VARIABLE
                         VARIABLE  VARIABLE  VARIABLE   VARIABLE  ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT
                         ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT(1)   I(1)     II(1)     III(1)    IV(1)
                         --------  --------  --------  ---------- --------  --------  --------  --------
INCREASE (DECREASE) IN
NET ASSETS
 FROM OPERATIONS
 Net investment income.. $  4,627  $  3,825  $  1,980                       $      6  $     21  $     18
 Net realized gain
 (loss) from security
 transactions...........      356     1,223       564   $     (3)                            1
 Net unrealized appreci-
 ation (depreciation) on
 investments............    2,459    14,294    12,594        (39)                (10)       (6)      (19)
                         --------  --------  --------   --------  --------  --------  --------  --------
Net Increase (Decrease)
In Net Assets Resulting
 From Operations........    7,442    19,342    15,138        (42)                 (4)       16        (1)
                         --------  --------  --------   --------  --------  --------  --------  --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfer of net premi-
 ums....................   22,669    31,284    26,068        549                             7
 Transfers - policy
 charges and deductions.   (3,698)   (5,239)   (5,477)       (77) $     (1)       (1)       (5)       (2)
 Transfers in (from
 other variable ac-
 counts)................    5,320    30,324    25,962      3,170        78       178       539       418
 Transfers out (to other
  variable accounts)....   (4,577)  (11,107)  (18,655)      (299)
 Transfers - other......   (2,330)   (2,082)   (2,024)       (22)                          (14)
                         --------  --------  --------   --------  --------  --------  --------  --------
Net Increase in Net As-
sets Derived From
Policy Transactions.....   17,384    43,180    25,874      3,321        77       177       527       416
                         --------  --------  --------   --------  --------  --------  --------  --------
NET INCREASE IN NET
 ASSETS.................   24,826    62,522    41,012      3,279        77       173       543       415
                         --------  --------  --------   --------  --------  --------  --------  --------
NET ASSETS
 Beginning of Year......   54,306    62,675    56,427
                         --------  --------  --------   --------  --------  --------  --------  --------
 End of Year............ $ 79,132  $125,197  $ 97,439   $  3,279  $     77  $    173  $    543  $    415
                         ========  ========  ========   ========  ========  ========  ========  ========

(1) For the period from commencement of operations to December 31, 1996. The Emerging Markets Variable Account commenced operations on April 8, 1996, Variable Account I and Variable Account III commenced operations on October 11, 1996, Variable Account II commenced operations on October 17, 1996 and Variable Account IV commenced operations on November 18, 1996.

See Notes to Financial Statements

                     PACIFIC SELECT EXEC SEPARATE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

 The Pacific Select Exec Separate Account (the "Separate Account") is registered as a unit investment trust under the Investment Company Act of 1940, as amended, is currently comprised of eighteen subaccounts called Variable Accounts: the Money Market Variable Account, the High Yield Bond Variable Account, the Managed Bond Variable Account, the Government Securities Variable Account, the Growth Variable Account, the Aggressive Equity Variable Account, the Growth LT Variable Account, the Equity Income Variable Account, the Multi-Strategy Variable Account, the Equity Variable Account, the Bond and Income Variable Account, the Equity Index Variable Account, the International Variable Account, the Emerging Markets Variable Account, and the Variable Accounts I through IV. The assets in each of the first fourteen Variable Accounts are invested in shares of the corresponding portfolios of Pacific Select Fund and the assets of the last four Variable Accounts are invested in shares of the corresponding portfolios of M Fund, Inc. (collectively, the "Funds"). Each Variable Account pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are either included elsewhere in this report or provided separately and should be read in conjunction with the Separate Account's financial statements.

 During the year ended December 31, 1997, the Separate Account organized and registered the Equity Variable Account and the Bond and Income Variable Account with the Securities and Exchange Commission under the Investment Company Act of 1940. Both Variable Accounts commenced operations on January 10, 1997.

 The Separate Account was established by Pacific Life Insurance Company (formerly named Pacific Mutual Life Insurance Company - see Note 1 to Financial Statements of the Fund on A-66) on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.

 The Separate Account held by Pacific Life represents funds from individual flexible premium variable life policies. The assets of the Separate Account are carried at market value.

 The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 A. Valuation of Investments

 Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

 B. Security Transactions

 Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

 C. Federal Income Taxes

 The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account.

2. DIVIDENDS

 During 1997, the Funds have declared dividends for each portfolio except for the Aggressive Equity Portfolio. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the related portfolio.

3. CHARGES AND EXPENSES

 With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums for sales load and state premium taxes before amounts are allocated to the Separate Account. Pacific Life also makes certain deductions from the net assets of each Variable Account for the mortality and expense risks Pacific Life assumes, administrative expenses, cost of insurance, charges for optional benefits and any sales and underwriting surrender charges. The operating expenses of the Separate Account are paid by Pacific Life.

4. RELATED PARTY AGREEMENT

 Pacific Mutual Distributors, Inc., a wholly-owned subsidiary of Pacific Life, is the principal underwriter of variable life insurance policies funded by interests in the Separate Account, and is compensated by Pacific Life.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. SEPARATE ACCOUNT'S COST OF INVESTMENTS IN THE FUNDS SHARES

 The investment in the Funds shares are carried at identified cost, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). The cost and market value of total Separate Account's investments in the Funds as of December 31, 1997 were as follows (amounts in thousands):

                                               VARIABLE ACCOUNTS
                          --------------------------------------------------------------
                                                          GOVERN-
                           MONEY    HIGH YIELD MANAGED      MENT              AGGRESSIVE
                           MARKET      BOND      BOND    SECURITIES  GROWTH     EQUITY
                          --------  ---------- --------  ---------- --------- ----------
Total cost of invest-
 ments at beginning of
 year                     $ 27,433   $ 25,201  $ 67,913   $  7,723  $ 98,748   $  3,264
Add: Total net proceeds
 from policy transac-
 tions                     111,337     13,326    18,004      4,096    50,029     10,365
Reinvested distributions
 from the Fund:
(a) Net investment in-
 come                        2,072      2,315     3,703        498       327
(b) Net realized gain                     244       190               14,100
                          --------   --------  --------   --------  --------   --------
            Sub-Total      140,842     41,086    89,810     12,317   163,204     13,629
Less: Cost of investments
 disposed during the
 year                       88,634      7,781    20,229      2,309    19,701      4,453
                          --------   --------  --------   --------  --------   --------
Total cost of invest-
 ments at end of year       52,208     33,305    69,581     10,008   143,503      9,176
Add: Unrealized apprecia-
 tion (depreciation)          (124)       402     2,931        413    36,486        297
                          --------   --------  --------   --------  --------   --------
Total market value of
 investments at end of
 year                     $ 52,084   $ 33,707  $ 72,512   $ 10,421  $179,989   $  9,473
                          ========   ========  ========   ========  ========   ========
                           GROWTH     EQUITY    MULTI-              BOND AND    EQUITY
                             LT       INCOME   STRATEGY  EQUITY(1)  INCOME(1)   INDEX
                          --------  ---------- --------  ---------- --------- ----------
Total cost of invest-
 ments at beginning of
 year                     $ 79,297   $ 71,762  $ 71,200                        $ 99,779
Add: Total net proceeds
 from policy transac-
 tions                      29,507     29,622    22,282    $ 4,587  $    721     53,891
Reinvested distributions
 from the Fund:
(a) Net investment in-
 come                          530      1,017     3,014         12        10      2,490
(b) Net realized gain        4,126      6,110     4,516         18         1      4,910
                          --------   --------  --------   --------  --------   --------
            Sub-Total      113,460    108,511   101,012      4,617       732    161,070
Less: Cost of investments
 disposed during the
 year                       14,401      7,749     3,871        443        66     20,745
                          --------   --------  --------   --------  --------   --------
Total cost of invest-
 ments at end of year       99,059    100,762    97,141      4,174       666    140,325
Add: Unrealized apprecia-
 tion                       11,379     30,724    16,211         16        19     46,963
                          --------   --------  --------   --------  --------   --------
Total market value of
 investments at end of
 year                     $110,438   $131,486  $113,352   $  4,190  $    685   $187,288
                          ========   ========  ========   ========  ========   ========
                           INTER-    EMERGING
                          NATIONAL   MARKETS      I          II        III        IV
                          --------  ---------- --------  ---------- --------- ----------
Total cost of invest-
 ments at beginning of
 year                     $ 83,435   $  3,318  $     77   $    177  $    527   $    416
Add: Total net proceeds
 from policy transac-
 tions                      43,255      9,168       502        723     3,713      1,343
Reinvested distributions
 from the Fund:
(a) Net investment in-
 come                        2,251         41         8         68        73         50
(b) Net realized gain        2,096                               3                   13
                          --------   --------  --------   --------  --------   --------
            Sub-Total      131,037     12,527       587        971     4,313      1,822
Less: Cost of investments
 disposed during the
 year                       16,037      3,429        43        209     1,421        251
                          --------   --------  --------   --------  --------   --------
Total cost of invest-
 ments at end of year      115,000      9,098       544        762     2,892      1,571
Add: Unrealized apprecia-
 tion (depreciation)        13,941       (682)       (5)        21       217        183
                          --------   --------  --------   --------  --------   --------
Total market value of
 investments at end of
 year                     $128,941   $  8,416  $    539   $    783  $  3,109   $  1,754
                          ========   ========  ========   ========  ========   ========

----------------------------
(1) For the period from January 10, 1997 (commencement of operations) to December 31, 1997.

                     PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. TRANSACTIONS IN SEPARATE ACCOUNT UNITS AND SELECTED ACCUMULATION UNIT ** INFORMATION

 Transactions in Separate Account units for the year ended December 31, 1997 and the selected accumulation unit information as of December 31, 1997 and 1996 were as follows:

                                                  VARIABLE ACCOUNTS
                          ---------------------------------------------------------------------
                                                               GOVERN-
                             MONEY     HIGH YIELD   MANAGED      MENT                AGGRESSIVE
                            MARKET        BOND       BOND     SECURITIES   GROWTH      EQUITY
                          -----------  ----------  ---------  ---------- ----------  ----------
Total units outstanding
 at beginning of year       1,797,662   1,071,818  3,332,577    394,531   4,060,628     306,793
Increase (decrease) in
 units resulting from
  policy transactions:
 (a) Transfer of net
 premiums                   7,332,882     256,430    517,251     99,445     812,716     189,799
 (b) Transfers - policy
 charges and deductions      (274,716)    (72,698)  (136,476)   (28,791)   (260,869)    (42,787)
 (c) Transfers in (from
 other variable
 accounts)                  8,912,985     744,710    758,585    240,788   3,420,209   1,117,526
 (d) Transfers out (to
 other variable ac-
 counts)                  (14,035,300)   (666,562)  (568,112)  (200,607) (2,758,765)   (720,928)
(e) Transfers - other        (490,883)    (60,970)  (717,810)   (25,763)   (595,259)     (9,566)
                          -----------  ----------  ---------   --------  ----------  ----------
            Sub-Total       1,444,968     200,910   (146,562)    85,072     618,032     534,044
                          -----------  ----------  ---------   --------  ----------  ----------
Total units outstanding
 at end of year             3,242,630   1,272,728  3,186,015    479,603   4,678,660     840,837
                          ===========  ==========  =========   ========  ==========  ==========
Accumulation Unit Value:
 At beginning of year          $15.26      $24.20     $20.70     $19.85      $29.53      $10.86
At end of year                 $16.06      $26.48     $22.76     $21.73      $38.47      $11.27
                            GROWTH       EQUITY     MULTI-                BOND AND     EQUITY
                              LT         INCOME    STRATEGY   EQUITY(1)  INCOME(1)     INDEX
                          -----------  ----------  ---------  ---------- ----------  ----------
Total units outstanding
 at beginning of year       4,879,333   3,031,251  3,255,044                          5,062,679
Increase (decrease) in
 units resulting from
  policy transactions:
 (a) Transfer of net
 premiums                   1,453,920     639,734    756,562     40,729       4,994     972,808
 (b) Transfers - policy
 charges and deductions      (351,905)   (177,390)  (168,112)    (7,611)     (1,147)   (279,773)
 (c) Transfers in (from
 other variable ac-
 counts)                    2,392,868   2,011,731    815,061    375,727      57,435   3,558,114
 (d) Transfers out (to
 other variable ac-
 counts)                   (2,568,247) (1,473,786)  (539,476)   (39,428)     (3,737) (1,811,915)
 (e) Transfers - other       (353,490)   (421,911)  (221,300)    (4,231)         71  (1,805,725)
                          -----------  ----------  ---------   --------  ----------  ----------
            Sub-Total         573,146     578,378    642,735    365,186      57,616     633,509
                          -----------  ----------  ---------   --------  ----------  ----------
Total units outstanding
 at end of year             5,452,479   3,609,629  3,897,779    365,186      57,616   5,696,188
                          ===========  ==========  =========   ========  ==========  ==========
Accumulation Unit Value:
 At beginning of year          $18.25      $28.32     $24.31     $10.00      $10.00      $24.73
At end of year                 $20.25      $36.43     $29.08     $11.47      $11.89      $32.88
                            INTER-      EMERGING
                           NATIONAL     MARKETS        I          II        III          IV
                          -----------  ----------  ---------  ---------- ----------  ----------
Total units outstanding
 at beginning of year       5,140,103     333,810      7,649     17,011      51,927      41,571
Increase (decrease) in
 units resulting from
  policy transactions:
 (a) Transfer of net
 premiums                   1,256,235     196,931      7,660     15,681      56,619      32,122
 (b) Transfers - policy
 charges and deductions      (344,327)    (46,049)    (2,403)    (2,375)    (12,514)     (4,516)
 (c) Transfers in (from
 other variable ac-
 counts)                    2,634,912   1,014,227     42,342     52,906     309,339      87,218
 (d) Transfers out (to
 other variable ac-
 counts)                   (2,220,624)   (612,170)    (1,263)   (21,044)   (157,101)    (22,938)
 (e) Transfers - other       (241,927)    (15,352)    (1,685)    (2,195)    (4,897)        (951)
                          -----------  ----------  ---------   --------  ----------  ----------
            Sub-Total       1,084,269     537,587     44,651     42,973     191,446      90,935
                          -----------  ----------  ---------   --------  ----------  ----------
Total units outstanding
 at end of year             6,224,372     871,397     52,300     59,984     243,373     132,506
                          ===========  ==========  =========   ========  ==========  ==========
Accumulation Unit Value:
 At beginning of year          $18.96       $9.82     $10.08     $10.18      $10.46      $ 9.97
At end of year                 $20.72       $9.66     $10.31     $13.06      $12.77      $13.23

---------------------------
(1) For the period from January 10, 1997 (commencement of operations) to December 31, 1997.

**Accumulation Unit: unit of measure used to calculate the value of a Policy
  Owner's interest in a Variable Account during the accumulation period.

   INDEPENDENT AUDITORS' REPORT

   Pacific Life Insurance Company and
    Subsidiaries:

   We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company (formerly Pacific Mutual Life Insurance Company) and subsidiaries (the "Company") as of December 31, 1997 and 1996, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.



   DELOITTE & TOUCHE LLP

   Costa Mesa, California
   February 19, 1998

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                            December 31,
                                                           1997      1996
----------------------------------------------------------------------------
                                                            (In Millions)
ASSETS
Investments:
  Securities available for sale at estimated fair value:
    Fixed maturity securities                            $13,990.7 $12,193.8
    Equity securities                                        346.4     260.8
  Mortgage loans                                           1,922.1   1,477.3
  Real estate                                                192.1     280.0
  Policy loans                                             3,769.2   3,131.8
  Short-term investments                                      83.8      66.1
  Other investments                                          380.2     208.0
----------------------------------------------------------------------------
TOTAL INVESTMENTS                                         20,684.5  17,617.8
Cash and cash equivalents                                    110.4     109.0
Deferred policy acquisition costs                            716.9     531.5
Accrued investment income                                    255.4     202.5
Other assets                                                 636.5     462.4
Separate account assets                                   11,605.1   8,142.1
----------------------------------------------------------------------------
TOTAL ASSETS                                             $34,008.8 $27,065.3
----------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life, annuity and other investment contract de-
   posits                                                   $16,644.5 $13,877.4
  Future policy benefits                                      2,133.8   2,506.5
  Short-term and long-term debt                                 253.6     270.1
  Other liabilities                                           1,224.5     572.0
  Separate account liabilities                               11,605.1   8,142.1
-------------------------------------------------------------------------------
Total Liabilities                                            31,861.5  25,368.1
-------------------------------------------------------------------------------
Commitments and contingencies
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                        30.0
  Paid-in capital                                               120.1
  Retained earnings                                           1,422.0   1,318.0
  Unrealized gain on securities available for sale, net         575.2     379.2
-------------------------------------------------------------------------------
Total Stockholder's Equity                                    2,147.3   1,697.2
-------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                  $34,008.8 $27,065.3
-------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                     Years Ended December 31,
                                                      1997     1996     1995
------------------------------------------------------------------------------
                                                          (In Millions)
REVENUES
Insurance premiums                                  $  504.3 $  465.4 $  458.5
Policy fees from universal life, annuity and other
 investment contract deposits                          431.2    348.6    309.0
Net investment income                                1,225.3  1,087.3  1,038.4
Net realized capital gains                              85.3     44.0     61.5
Commission revenue                                     146.6     79.6     62.0
Other income                                           181.7    123.1     90.3
------------------------------------------------------------------------------
TOTAL REVENUES                                       2,574.4  2,148.0  2,019.7
------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Interest credited to universal life, annuity and
 other investment contract deposits                    797.8    665.0    675.2
Policy benefits paid or provided                       675.7    652.9    647.5
Commission expenses                                    303.7    233.6    197.5
Operating expenses                                     507.7    316.2    278.6
------------------------------------------------------------------------------

TOTAL BENEFITS AND EXPENSES                          2,284.9  1,867.7  1,798.8
------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES               289.5    280.3    220.9
Provision for income taxes                             113.5    113.7     86.1
------------------------------------------------------------------------------

NET INCOME                                          $  176.0 $  166.6 $  134.8
------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                           Unrealized
                                                           Gain (Loss)
                          Common Stock                    on Securities
                          ------------- Paid-in Retained    Available
                          Shares Amount Capital Earnings  for Sale, net  Total
---------------------------------------------------------------------------------
                                              (In Millions)
BALANCES,
 JANUARY 1, 1995                                $1,016.6     $(207.3)   $  809.3
Net income                                         134.8                   134.8
Change in unrealized
 gain (loss) on
 securities available
 for sale, net                                                 689.3       689.3
---------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1995                               1,151.4       482.0     1,633.4
Net income                                         166.6                   166.6
Change in unrealized
 gain on securities
 available for sale, net                                      (102.8)     (102.8)
---------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1996                               1,318.0       379.2     1,697.2
Net income                                         176.0                   176.0
Change in unrealized
 gain on securities
 available for sale, net                                       196.0       196.0
Issuance of partnership
 units by affiliate                     $ 85.1                              85.1
Initial member
 capitalization of
 Pacific Mutual Holding
 Company                                            (2.0)                   (2.0)
Issuance of common stock   0.6   $30.0    35.0     (65.0)                     --
Dividend paid to parent                             (5.0)                   (5.0)
---------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1997         0.6   $30.0  $120.1  $1,422.0     $ 575.2    $2,147.3
---------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                  Years Ended December 31,
                                                  1997       1996       1995
--------------------------------------------------------------------------------
                                                        (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                      $   176.0  $   166.6  $   134.8
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Amortization on fixed maturities                  (26.6)     (45.2)     (67.2)
  Depreciation and other amortization                38.3       43.8       36.8
  Deferred income taxes                             (14.4)     (49.8)     (30.3)
  Net realized capital gains                        (85.3)     (44.0)     (61.5)
  Net change in deferred policy acquisition
   costs                                           (185.4)    (140.4)      48.8
  Interest credited to universal life, annuity
   and other investment contract deposits           797.8      665.0      675.2
Change in accrued investment income                 (52.9)      (3.7)     (16.1)
Change in future policy benefits                   (372.7)      62.3       88.8
Change in other assets and liabilities              577.4      158.1      151.9
--------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES           852.2      812.7      961.2
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available for sale:
  Purchases                                      (6,343.2)  (4,525.0)  (3,001.3)
  Sales                                           2,247.5    2,511.0    1,940.3
  Maturities and repayments                       2,406.8    1,184.7      926.9
Held to maturity securities:
  Purchases                                                              (181.9)
  Sales                                                                    62.3
  Maturities and repayments                                               111.0
Repayments of mortgage loans                        179.3      220.4      267.7
Proceeds from sales of mortgage loans and real
 estate                                             104.4       14.5       27.4
Purchases of mortgage loans and real estate        (643.7)    (414.3)    (244.7)
Distributions from partnerships                      91.6       78.8       49.0
Change in policy loans                             (637.4)    (338.5)    (389.8)
Change in short-term investments                    (17.7)      37.2      (66.7)
Other investing activity, net                        78.8     (144.5)    (137.2)
--------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES            (2,533.6)  (1,375.7)    (637.0)
--------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                Years Ended December 31,
(Continued)                                     1997       1996       1995
------------------------------------------------------------------------------
                                                      (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                    $ 4,373.6  $ 2,105.0  $ 1,437.9
  Withdrawals                                  (2,667.3)  (1,756.6)  (1,774.2)
Net change in short-term debt                       8.5       42.5      (38.8)
Repayment of long-term debt                       (25.0)      (5.0)      (5.0)
Initial capitalization of Pacific Mutual
 Holding Company                                   (2.0)
Dividend paid to parent                            (5.0)
------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING AC-
 TIVITIES                                       1,682.8      385.9     (380.1)
------------------------------------------------------------------------------
Net change in cash and cash equivalents             1.4     (177.1)     (55.9)
Cash and cash equivalents, beginning of year      109.0      286.1      342.0
------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF YEAR        $   110.4  $   109.0  $   286.1
==============================================================================

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES
In connection with the acquisition of an insurance block of business as discussed in Note 5, the following assets and liabilities were assumed:

          Cash                         $1,215.9
          Policy loans                    440.3
          Other assets                     43.4
                                       --------
            Total assets assumed       $1,699.6
                                       --------
          Policyholder account values  $1,693.8
          Other liabilities                 5.8
                                       --------
            Total liabilities assumed  $1,699.6
                                       ========
===============================================

SUPPLEMENTAL SCHEDULE OF NON CASH FINANCING ACTIVITIES
As a result of the Conversion as discussed in Note 1, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million was allocated to paid-in capital.
===============================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes paid  $144.5 $185.9 $96.9
Interest paid      $ 26.1 $ 27.2 $23.3
======================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   CONVERSION TO MUTUAL HOLDING COMPANY STRUCTURE

   Pursuant to consent received from the Insurance Department of the State of California, Pacific Mutual Life Insurance Company ("Pacific Mutual") implemented a plan of conversion to form a mutual holding company structure (the "Conversion") on September 1, 1997. The Conversion created Pacific LifeCorp, an intermediate stock holding company and Pacific Mutual Holding Company ("PMHC"), a mutual holding company. Pacific Mutual was converted to a stock life insurance company and renamed Pacific Life Insurance Company ("Pacific Life"). Under their respective charters, PMHC must always own at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in PMHC, consisting principally of the right to vote on the election of the Board of Directors of PMHC and on other matters, and certain rights upon liquidation or dissolution of PMHC.

   As a result of the Conversion, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million was allocated to paid-in capital.

   DESCRIPTION OF BUSINESS

   Pacific Life was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life conducts business in every state except New York.

   Pacific Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension products, group employee benefits and investment management and advisory services. These primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans. Additionally, through its major subsidiaries and affiliates, Pacific Life provides a variety of group employee benefits, as well as investment management and advisory services.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and subsidiaries (the "Company") have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of Pacific Life and its wholly-owned insurance subsidiaries, PM Group Life Insurance Company ("PM Group") and World-Wide Holdings Limited, and its noninsurance subsidiaries, Pacific Asset Management LLC ("PAM"), Pacific Mutual Distributors, Inc. ("PMD"), Pacific Mutual Realty Finance, Inc. and Pacific Mezzanine Associates, L.L.C. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those followed in reports to regulatory authorities (Note 2).

   PAM was initially capitalized on December 31, 1997, when Pacific Life completed a subsidiary restructuring in which all the assets and liabilities of Pacific Financial Asset Management Corporation ("PFAMCo") were contributed into this newly formed limited liability company. PFAMCo was then merged into Pacific Life. On October 30, 1997, Pacific Corinthian Life Insurance Company ("PCL"-Note 4), a wholly-owned insurance subsidiary, was merged into Pacific Life, with Pacific Life as the surviving entity.

   ACCOUNTING PRONOUNCEMENTS ADOPTED

   In 1996, the Company adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts", and Interpretation No. 40,
   "Applicability of Generally Accepted

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Accounting Principles to Mutual Life Insurance and Other Enterprises" (the "Interpretation") issued by the Financial Accounting Standards Board ("FASB"). SFAS No. 120 and the Interpretation permit mutual life insurance companies and their insurance subsidiaries to adopt all applicable authoritative GAAP pronouncements in any general purpose financial statements that they may issue. This differs from prior years when the Company issued its regulatory financial statements as general purpose financial statements. The accompanying consolidated financial statements for 1997, 1996 and 1995 reflect the effects of implementing SFAS No. 120 and the Interpretation.

   On January 1, 1997, the Company adopted SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities", as amended by SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125". SFAS No. 125 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996. This statement provides consistent accounting standards for securitizations and other transfers of financial assets, determines when financial assets (liabilities) should be considered sold (settled) and removed from the statement of financial condition, and determines when related revenues and expenses should be recognized. Adoption of this accounting standard did not have a significant impact on the consolidated financial position or results of operations of the Company.

   NEW ACCOUNTING PRONOUNCEMENTS

   In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements. The Company currently plans to adopt SFAS No. 130 on January 1, 1998.

   In February 1998, the FASB issued SFAS No. 132 "Employers' Disclosures about Pensions and Other Postretirement Benefits". SFAS No. 132 revises current note disclosure requirements for employers' pensions and other retiree benefits. It does not address recognition or measurement issues. The Company plans to adopt SFAS No. 132 during 1998.

   INVESTMENTS

   Available for sale fixed maturity and equity securities are reported at estimated fair value, with unrealized gains and losses, net of deferred income tax and adjustments related to deferred policy acquisition costs, included as a separate component of equity on the accompanying consolidated statements of financial condition. Trading securities, which are included in short-term investments, are reported at estimated fair value with unrealized gains and losses included in net realized capital gains on the accompanying consolidated statements of operations.

   For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

   In the first and second quarter of 1995, Pacific Life sold two securities from the held to maturity category. The amortized cost of the securities was $62.3 million and a net after tax loss of $0.7 million was realized on the sales. The securities were sold due to the significant deterioration of the issuer's creditworthiness.

   Beginning with the third quarter of 1995, Pacific Life transferred approximately $1.5 billion of securities from the held to maturity category to the available for sale category. This amount represented the amortized cost of

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   the securities at the date of transfer. The estimated fair value of those securities was approximately $1.6 billion, resulting in a net after tax unrealized gain of $52.5 million, which was reflected as a direct increase to equity. The change in classification was a result of a change in management's intent with respect to these securities. In order to have the flexibility to respond to changes in interest rates and to take advantage of changes in the availability of and the yield on alternative investments, management determined that the reclassification of these securities as available for sale was appropriate.

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in revenues.

   Short-term investments are carried at estimated fair value and include all trading securities.

   Derivative financial instruments are carried at estimated fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are reflected in a separate component of equity, similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Unrealized gains and losses of other derivatives are reflected in operations.

   Mortgage loans and policy loans are stated at unpaid principal balances.

   Real estate is carried at depreciated cost, or for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition if lower than the related unpaid balance.

   On November 15, 1994, certain of the Company's investment management and advisory subsidiaries entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. ("PIMCO Advisors"). In December 1997, PIMCO Advisors completed a transaction in which it acquired the assets of Oppenheimer Capital, L.P., including its interest in Oppenheimer Capital, by issuing approximately 33 million PIMCO Advisors General and Limited Partner units. In connection with this transaction, the Company increased its investment in PIMCO Advisors to reflect the excess of the Company's pro rata share of PIMCO Advisors partners' capital subsequent to this transaction over the carrying value of the Company's investment in PIMCO Advisors. The net result of this transaction was to directly increase stockholder's equity by $85.1 million. The Company's beneficial ownership in PIMCO Advisors was approximately 42% prior to this transaction and 31% subsequent to the transaction. Deferred taxes as a result of this transaction have been established on the accompanying consolidated financial statements. This investment, which is included in other investments on the accompanying consolidated statements of financial condition, is accounted for using the equity method.

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life, annuity and other investment contract products, such costs are generally amortized in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in earnings or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   recognized, using assumptions consistent with those used in computing policy reserves. For the years ended December 31, 1997, 1996 and 1995, net amortization of deferred policy acquisition costs included in commission expenses amounted to $50.2 million, $42.6 million and $39.4 million, respectively, and included in operating expenses amounted to $29.4 million, $27.4 million and $20.8 million, respectively, on the accompanying consolidated statements of operations.

   PRESENT VALUE OF FUTURE PROFITS

   Included in other assets on the accompanying consolidated statement of financial condition as of December 31, 1996 was $16.1 million which represented the present value of estimated future profits of acquired business in connection with the rehabilitation of First Capital Life Insurance Company ("FCL"-Note 4). The aforementioned future profits were discounted to provide an appropriate rate of return and were being amortized over the rehabilitation plan period. Amortization for the years ended December 31, 1997, 1996 and 1995 amounted to $16.1 million, $24.2 million and $17.1 million, respectively, and is included in commission expenses in the accompanying consolidated statements of operations. During 1996, the Company changed certain assumptions regarding the estimated life which resulted in an increase in amortization in 1996 of approximately $17.0 million.

   UNIVERSAL LIFE, ANNUITY AND OTHER INVESTMENT CONTRACT DEPOSITS

   Universal life, annuity and other investment contract deposits are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies primarily ranged from 4.0% to 8.4% during 1997, 1996 and 1995.

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions range from 4.5% to 9.3% for 1997, 1996 and 1995. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Included in policy benefits paid or provided on the accompanying consolidated statements of operations are dividends to policyholders.

   Dividends are provided based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 1997 and 1996, participating experience rated policies paying dividends represented approximately 1% of direct written life insurance in force.

   STATE GUARANTY FUND ASSESSMENTS

   Insurance companies are subject to assessments by life and health guaranty associations in most states in which they are licensed to do business. These assessments are based on the volume and type of business they sell in those states and may be partially recovered in some states through a future reduction in premium taxes. Based on current information available from the National Organization of Life and Health Guaranty Association, the Company, as of December 31, 1997, has accrued in other liabilities on the accompanying consolidated statements of financial condition an amount adequate for anticipated payments of known insolvencies, net of estimated recoveries of premium tax offsets.

   REVENUES AND EXPENSES

   Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


   Generally, receipts for universal life, annuities and other investment contracts are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker dealer subsidiaries is generally recorded on a settlement basis, generally the third business day following the trade date. The difference between the settlement date and trade date is not considered material.

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives which range from 15 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over varying periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income on the accompanying consolidated statements of operations. Depreciation and amortization of other assets is included in operating expenses on the accompanying consolidated statements of operations.

   INCOME TAXES

   Pacific Life is taxed as a life insurance company for income tax purposes and is included in the consolidated income tax returns of PMHC. The amount of income tax expense includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments disclosed in Notes 6 and 7 have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

   BUSINESS RISKS

   The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include interest rate risk, credit risk and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques which attempt to match the duration of assets and liabilities and utilization of derivative instruments.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approvals, limits and monitoring procedures. Real estate and mortgage loan investments are diversified by geographic location and property type. Management believes that significant concentrations of credit risk do not exist.

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 1997 financial statement presentation.

2. STATUTORY RESULTS

   The following are reconciliations of statutory capital and surplus and statutory net income for Pacific Life as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as stockholder's equity and net income included in the accompanying consolidated financial statements:

                                                          December 31,
                                                          1997      1996
                                                        ------------------
                                                          (In Millions)
         Statutory capital and surplus                  $  944.8  $  815.2
           Deferred policy acquisition costs               730.7     542.0
           Unrealized gain on securities available for
            sale, net                                      575.2     379.2
           Asset valuation reserve                         252.4     209.5
           Deferred income tax                             240.9     174.6
           Subsidiary equity                               108.7      60.7
           Non-admitted assets                              25.2      22.8
           Surplus notes                                  (149.6)   (149.6)
           Insurance and annuity reserves                 (511.5)   (340.4)
           Other                                           (69.5)    (16.8)
                                                        ------------------
         Stockholder's equity as reported herein        $2,147.3  $1,697.2
                                                        ==================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (CONTINUED)

                                                    Years Ended December 31,
                                                      1997     1996     1995
                                                    --------------------------
                                                         (In Millions)
         Statutory net income                       $  121.5  $ 113.1  $  85.1
           Deferred policy acquisition costs           160.4    111.2     76.4
           Deferred income tax                          41.2     70.9     31.5
           Interest maintenance reserve                  7.6      3.8     12.2
           Net realized gain (loss) on trading se-
            curities                                    (5.8)   (11.6)    13.2
           Earnings of subsidiaries                    (40.6)   (33.0)     5.9
           Insurance and annuity reserves             (107.0)   (91.3)   (95.5)
           Other                                        (1.3)     3.5      6.0
                                                    --------------------------
         Net income as reported herein              $  176.0  $ 166.6  $ 134.8
                                                    ==========================

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the National Association of Insurance Commissioners ("NAIC") to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by comparing it to the risk-based capital as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 1997 and 1996, Pacific Life and PM Group exceeded the minimum risk-based capital requirements.

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to its parent cannot exceed the greater of 10% of statutory capital and surplus as of the preceding year end or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Department of the State of California. Based on this limitation and 1997 statutory results, Pacific Life could pay approximately $76.5 million in dividends in 1998 without prior approval.

   Extraordinary dividends to Pacific Life from PM Group are subject to regulatory restrictions and approvals by the Insurance Department of the State of Arizona, PM Group's state of domicile. The maximum amount of ordinary dividends that can be paid by PM Group without restriction cannot exceed the lesser of 10% of surplus as regards policyholders, or the statutory net gain from operations. During 1997, 1996 and 1995, PM Group received approval to pay dividends of $14 million, $25 million and $25 million for the years ended December 31, 1997, 1996 and 1995 of which $8 million, $18 million and $17.2 million, respectively, were considered extraordinary.

   In accordance with the terms of the rehabilitation agreement (Note 4), PCL was precluded from paying any dividends during the rehabilitation period without the prior consent of the Insurance Department of the State of California. No such dividends were paid.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. CLOSED BLOCK


   In connection with the Conversion, an arrangement known as a closed block (the "Closed Block"), was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that have an experience based dividend scale for 1997. The Closed Block is designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets of Pacific Life have been allocated to the Closed Block in an amount that produces cash flows, which, together with anticipated revenues, are expected to be sufficient to support the policies. Pacific Life is not required to support the payment of dividends on these policies from its general funds. The Closed Block will continue in effect until either the last policy is no longer in force, or the dissolution of the Closed Block. Total assets of $316.2 million and total liabilities of $356.0 million for the Closed Block are included in other assets and other liabilities, respectively, in the accompanying consolidated statements of financial condition as of December 31, 1997. The contribution to income from the Closed Block of $5.7 million, consisting of net revenues and expenses generated by the Closed Block is included in other income in the accompanying consolidated statements of operations for the year ended December 31, 1997.

4. REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

   On September 30, 1997, PCL completed the rehabilitation of FCL pursuant to a five-year rehabilitation plan approved by the California Superior Court and the Insurance Department of the State of California (the "Rehabilitation Plan"). Under the terms of the Rehabilitation Plan, FCL's insurance policies in force, primarily individual annuities and universal life insurance, were restructured and assumed by PCL on December 31, 1992, pursuant to an assumption reinsurance agreement and asset purchase agreement. On October 30, 1997, PCL was merged into Pacific Life, with Pacific Life as the surviving entity.

5. ACQUISITION OF INSURANCE BLOCK OF BUSINESS

   On June 1, 1997, Pacific Life acquired a block of corporate-owned life insurance ("COLI") policies from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation, which consisted of approximately 38,000 policies having a face amount of insurance of $8.6 billion and reserves of approximately $1.7 billion. The assets received as part of this acquisition amounted to approximately $1.2 billion in cash and approximately $0.4 billion in policy loans. This block is primarily non-leveraged COLI.

   As part of this transaction, an amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired which represents the cost of acquiring the business, amounting to $43.4 million at December 31, 1997, is included in deferred policy acquisition costs in the accompanying consolidated statements of financial condition. Amortization of this asset for the year ended December 31, 1997 was $0.9 million and is included in commission expenses in the accompanying consolidated statements of operations.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES


   The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                 Gross Unrealized
                                       Amortized ----------------- Estimated
                                         Cost     Gains    Losses  Fair Value
                                       --------------------------------------
                                                   (In Millions)
    Securities Available for Sale:
    -----------------------------
    As of December 31, 1997:
    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies          $    85.4 $   17.5          $   102.9
    Obligations of states, political
     subdivisions and foreign govern-
     ments                                 730.2     89.4 $    3.0     816.6
    Corporate securities                 7,704.8    594.3     72.7   8,226.4
    Mortgage-backed and asset-backed
     securities                          4,597.7    147.1     15.5   4,729.3
    Redeemable preferred stock             107.8     10.3      2.6     115.5
                                       --------------------------------------
    Total fixed maturity securities    $13,225.9 $  858.6 $   93.8 $13,990.7
                                       ======================================
    Total equity securities            $   231.7 $  123.6 $    8.9 $   346.4
                                       ======================================
    Securities Available for Sale:
    -----------------------------
    As of December 31, 1996:
    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies          $   297.9 $   11.2 $    0.3 $   308.8
    Obligations of states, political
     subdivisions and foreign govern-
     ments                                 638.1     46.2      1.0     683.3
    Corporate securities                 6,848.3    506.3     91.9   7,262.7
    Mortgage-backed and asset-backed
     securities                          3,753.6     98.0     19.4   3,832.2
    Redeemable preferred stock             102.5      6.4      2.1     106.8
                                       --------------------------------------
    Total fixed maturity securities    $11,640.4 $  668.1 $  114.7 $12,193.8
                                       ======================================
    Total equity securities            $   229.6 $   40.8 $    9.6 $   260.8
                                       ======================================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)


   The amortized cost and estimated fair values of fixed maturity securities as of December 31, 1997, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      Amortized Estimated
                                                        Cost    Fair Value
                                                      --------------------
                                                         (In Millions)
         Securities Available for Sale:
         -----------------------------
         Due in one year or less                      $   969.9 $ 1,075.2
         Due after one year through five years          2,678.4   2,823.1
         Due after five years through ten years         2,810.1   2,939.3
         Due after ten years                            2,169.8   2,423.8
                                                      --------------------
                                                        8,628.2   9,261.4
         Mortgage-backed and asset-backed securities    4,597.7   4,729.3
                                                      --------------------
         Total                                        $13,225.9 $13,990.7
                                                      ====================

   Proceeds from sales of all securities available for sale during 1997, 1996 and 1995 were $2.2 billion, $2.5 billion and $1.9 billion, respectively. Gross gains of $69.1 million, $89.3 million and $58.0 million and gross losses of $32.9 million, $29.9 million and $32.3 million were realized on those sales during 1997, 1996 and 1995, respectively.

   Major categories of investment income are summarized as follows:

                                    Years Ended December 31,
                                     1997     1996     1995
                                   --------------------------
                                         (In Millions)
        Fixed maturity securities  $  935.1 $  831.6 $  808.1
        Equity securities              12.8     17.8      7.3
        Mortgage loans                129.5    109.4    112.9
        Real estate                    53.6     51.3     43.2
        Policy loans                  137.1    113.0    105.2
        Other                          65.8     71.7     63.2
                                   --------------------------
          Gross investment income   1,333.9  1,194.8  1,139.9
        Investment expense            108.6    107.5    101.5
                                   --------------------------
          Net investment income    $1,225.3 $1,087.3 $1,038.4
                                   ==========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

   The change in gross unrealized gain (loss) on investments in available for sale and trading securities is as follows:

                                                         December 31,
                                                     1997   1996      1995
                                                    ------------------------
                                                         (In Millions)
        Available for sale and trading securities:
          Fixed maturity                            $222.4 $(169.1) $1,039.3
          Equity                                      85.7     6.5      17.2
                                                    ------------------------
        Total                                       $308.1 $(162.6) $1,056.5
                                                    ========================

   As of December 31, 1997 and 1996, investments in fixed maturity securities with a carrying value of $14.4 million and $19.6 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

   No investment, aggregated by issuer, exceeded 10% of total equity as of December 31, 1997. The Company has no non-income producing fixed maturity securities, mortgage loans, real estate or other long-term investments as of December 31, 1997.

7. FINANCIAL INSTRUMENTS

   The estimated fair values of the Company's financial instruments are as follows:

                                       December 31, 1997    December 31, 1996
                                      -------------------- --------------------
                                      Carrying  Estimated  Carrying  Estimated
                                       Amount   Fair Value  Amount   Fair Value
                                      ----------------------------------------
                                                    (In Millions)
    Assets:
      Fixed maturity and equity se-
       curities (Note 6)              $14,337.1 $14,337.1  $12,454.6 $12,454.6
      Mortgage loans                    1,922.1   1,990.9    1,477.3   1,533.9
      Policy loans                      3,769.2   3,769.2    3,131.8   3,131.8
      Cash and cash equivalents           110.4     110.4      109.0     109.0
      Derivative financial instru-
       ments:
        Interest rate floors and
         caps, options and swaptions       22.9      22.9       59.3
        Interest rate swap contracts        0.5       0.5        1.0       1.0
        Credit and total return
         swaps                                                   1.1       1.1
        Foreign currency derivatives        4.1       4.1
    Liabilities:
      Guaranteed interest contracts     3,982.0   4,035.7    2,948.3   3,056.1
      Deposit liabilities                 733.5     737.4      799.6     800.6
      Annuity liabilities               1,883.5   1,872.6    2,459.4   2,459.4
      Surplus notes                       149.6     164.7      149.6     157.5
      Derivative financial instru-
       ments:
        Options written                     1.6       1.6        1.5       1.5
        Asset swap contracts               12.6      12.6       12.5      12.5
        Credit and total return
         swaps                              4.0       4.0
        Foreign currency derivatives                             4.3       4.3

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (CONTINUED)


   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 1997 and 1996:

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values.

   CASH AND CASH EQUIVALENTS

   The carrying amounts of these items are a reasonable estimate of their fair values.

   DERIVATIVE FINANCIAL INSTRUMENTS

   Derivatives are financial instruments whose value or cash flows are "derived" from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used to leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

   Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized in the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on quoted market prices, dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet counterparty risk.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (CONTINUED)


   A reconciliation of the notional or contract amounts and discussion of the various derivative instruments is as follows:

                                    Balance               Terminations Balance
                                   Beginning                  and        End
                                    of Year  Acquisitions  Maturities  of Year
                                   --------------------------------------------
                                                  (In Millions)
    December 31, 1997:
      Interest rate floors and
       caps, options and
       swaptions                   $4,538.2    $1,644.2     $3,452.4   $2,730.0
      Interest rate swap con-
       tracts                         988.3     1,356.0        318.2    2,026.1
      Asset swap contracts             30.0        47.4         10.0       67.4
      Credit and total return
       swaps                          356.5        98.9        166.9      288.5
      Financial futures contracts     609.2     3,930.6      4,325.7      214.1
      Foreign currency deriva-
       tives                           41.4       217.0         51.4      207.0
    December 31, 1996:
      Interest rate floors and
       caps, options and
       swaptions                    1,834.6     3,075.0        371.4    4,538.2
      Interest rate swap con-
       tracts                         619.6       620.9        252.2      988.3
      Asset swap contracts             20.0        15.3          5.3       30.0
      Credit and total return
       swaps                          146.1       307.2         96.8      356.5
      Financial futures contracts     310.1     3,358.9      3,059.8      609.2
      Foreign currency deriva-
       tives                           15.4        43.1         17.1       41.4

   Interest Rate Floors and Caps, Options and Swaptions
   ----------------------------------------------------

   The Company uses interest rate floors and caps, options and swaptions to hedge against fluctuations in interest rates and in its total return portfolios. Interest rate floor agreements entitle the Company to receive the differential, if below, between the specified rate and the current value of the underlying index. Interest rate cap agreements entitle the Company to receive the differential, if above, between the specified rate and the current value of the underlying index. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Options and floors are reported as assets and options written are reported as liabilities in the consolidated statements of financial condition. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income over the term of the agreement. Interest rate floors and caps, options and swaptions mature during fiscal years 1998 through 2007.

   Interest Rate Swap Contracts
   ----------------------------

   The Company uses interest rate swaps to manage interest rate risk. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. The interest rate swap contracts mature during fiscal years 1998 through 2021.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (CONTINUED)

   Asset Swap Contracts
   --------------------

   The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for preferred cash flow streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. The asset swap contracts mature during fiscal years 1998 through 2003.

   Credit and Total Return Swaps
   -----------------------------

   The Company uses credit and total return swaps to take advantage of market opportunities. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. Credit and total return swaps mature during fiscal years 1998 through 2013.

   Financial Futures Contracts
   ---------------------------

   The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non-U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or delivery of the financial instrument. Price changes on futures are settled daily through the daily margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

   Foreign Currency Derivatives
   ----------------------------

   The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset currency gains and losses on the related assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. Foreign currency derivatives expire during fiscal years 1998 through 2011.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair values of fixed maturity guaranteed interest contracts are estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (CONTINUED)

   SURPLUS NOTES

   The estimated fair value of surplus notes is based on market quotes.

   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

   Pacific Life has issued certain contracts to plan sponsors totaling $1.6 billion as of December 31, 1997, pursuant to the terms of which the plan sponsor retains direct ownership and control of the assets related to these contracts. Pacific Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Life receives a fee which varies by contract. Pacific Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

8. UNIVERSAL LIFE, ANNUITY AND OTHER INVESTMENT CONTRACT DEPOSITS

   Detail of universal life, annuity and other investment contract deposit liabilities follows:

                                               December 31,
                                              1997      1996
                                            -------------------
                                               (In Millions)
          Universal life                    $10,012.0 $ 7,562.5
          Annuity                             1,817.4   2,459.3
          Other investment contract depos-
           its                                4,815.1   3,855.6
                                            -------------------
                                            $16,644.5 $13,877.4
                                            ===================

   Detail of universal life, annuity and other investment contract deposits policy fees and interest credited net of reinsurance ceded follows:

                                            Years Ended December 31,
                                             1997     1996     1995
                                           --------------------------
                                                 (In Millions)
          Policy fees
            Universal life                 $  377.5 $  318.4 $  292.6
            Annuity                            50.3     26.6     12.8
            Other investment contract de-
             posits                             3.4      3.6      3.6
                                           --------------------------
          Total policy fees                $  431.2 $  348.6 $  309.0
                                           ==========================
          Interest credited
            Universal life                 $  368.2 $  284.3 $  267.3
            Annuity                           116.8    138.7    137.5
            Other investment contract de-
             posits                           312.8    242.0    270.4
                                           --------------------------
          Total interest credited          $  797.8 $  665.0 $  675.2
                                           ==========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9. SHORT-TERM AND LONG-TERM DEBT


   Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 1997 and 1996. Pacific Life had a revolving credit facility available of $350 million and $250 million as of December 31, 1997 and 1996, respectively. There was no debt outstanding under the revolving credit facility as of December 31, 1997 and 1996.

   The borrowing limit for PAM as of December 31, 1997 and 1996 was $200 million and $150 million, respectively. The interest rate averaged 5.8%, 5.6% and 6.1% for the years ended December 31, 1997, 1996 and 1995, respectively. The balance outstanding as of December 31, 1997 and 1996 totaled $104 million and $95.5 million, respectively. Outstanding debt is due and payable in 1998 and subject to renewal.

   During 1992, a wholly-owned subsidiary of Pacific Life entered into a credit agreement with a group of banks for borrowings of $45 million. Proceeds of this note were paid to PCL in connection with the issuance of a certificate of contribution by PCL (Note 4). On December 31, 1996, the applicable interest rate was 6.2%. The outstanding balance of $25 million was prepaid per the terms of the agreement on January 27, 1997.

   Pacific Life has $150 million of long-term debt which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest on and the payment of principal of the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $11.8 million for each of the years ended December 31, 1997, 1996 and 1995 and is included in net investment income in the accompanying consolidated statements of operations.

10. INCOME TAXES

   As required by SFAS No. 109, "Accounting for Income Taxes", the Company accounts for income taxes using the liability method. Under SFAS No. 109, the deferred tax consequences of changes in tax rates or laws must be computed on the amounts of temporary differences and carryforwards existing at the date a new law is enacted. Recording the effects of the change involves adjusting deferred tax liabilities and assets with a corresponding charge or credit recognized in the provision for income taxes. The objective is to measure a deferred tax liability or asset using the enacted tax rates and laws expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized.

   The provision for income taxes is as follows:

                  Years Ended December 31,
                   1997      1996      1995
                 ----------------------------
                       (In Millions)
       Current   $  127.9  $  163.5  $  116.4
       Deferred     (14.4)    (49.8)    (30.3)
                 ----------------------------
                 $  113.5  $  113.7  $   86.1
                 ============================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. INCOME TAXES (CONTINUED)


    The sources of the Company's provision for deferred taxes are as follows:

                                            Years Ended December 31,
                                             1997      1996      1995
                                           ----------------------------
                                                 (In Millions)
        Reserves                           $   20.1    $(28.5)   $(28.7)
        Investment valuation                    3.9      (7.3)      8.1
        Deferred policy acquisition costs     (18.0)      2.1      (6.0)
        Other                                 (20.4)    (16.1)     (3.7)
                                           ----------------------------
                                             $(14.4)   $(49.8)   $(30.3)
                                           ============================

   A reconciliation of the provision for income taxes based on the prevailing corporate tax rate to the provision reflected in the consolidated financial statements is as follows:

                                               Years Ended December 31,
                                                 1997      1996     1995
                                               ---------------------------
                                                     (In Millions)
        Income taxes at the statutory rate     $  101.3  $   98.1  $  77.3
        Equity tax                                  5.0      16.3
        Amortization of intangibles on equity
         method investments                         7.6       6.5      6.5
        Non-taxable investment income              (2.6)     (2.1)    (2.1)
        Other                                       2.2      (5.1)     4.4
                                               ---------------------------
                                               $  113.5  $  113.7  $  86.1
                                               ===========================

   The net deferred tax asset (liability) included in other assets on the accompanying consolidated statements of financial condition was comprised of the tax effects of the following temporary differences:

                                                      December 31,
                                                      1997     1996
                                                     ----------------
                                                      (In Millions)
        Reserves                                     $ 224.8  $ 244.9
        Deferred compensation                           25.9     27.6
        Investment valuation                            20.1     24.0
        Postretirement benefits                          9.3      9.8
        Dividends                                        7.7      9.6
        Depreciation                                    (2.5)    (9.8)
        Deferred policy acquisition costs              (25.9)   (43.9)
        Other                                           41.0     23.8
                                                     ----------------
        Deferred taxes from operations                 300.4    286.0
        Issuance of partnership units by affiliate     (47.9)
        Unrealized gain on securities available for
         sale                                         (307.8)  (204.5)
                                                     ----------------
        Net deferred tax asset (liability)           $ (55.3) $  81.5
                                                     ================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. REINSURANCE


   The Company accounts for reinsurance transactions utilizing SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration And Long-Duration Contracts". SFAS No. 113 establishes the conditions required for a contract with a reinsurer to be accounted for as reinsurance and prescribes accounting and reporting standards for those contracts. Amounts receivable from reinsurers for reinsurance on future policy benefits, universal life deposits, and unpaid losses is reported as an asset and included in other assets on the accompanying consolidated statements of financial condition.

   The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. All assets associated with reinsured business remain with, and under the control of the Company. Approximate amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                         December 31,
                                          1997    1996
                                         --------------
                                         (In Millions)
      Reinsured universal life deposits  $(39.6) $(35.9)
      Future policy benefits               92.2    90.0
      Unpaid claims                        14.0     4.6
      Paid claims                          10.2     8.4

   As of December 31, 1997, 72% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies.

   Revenues and benefits are shown net of the following reinsurance transactions:

                                                      Years Ended December 31,
                                                       1997     1996     1995
                                                     --------------------------
                                                           (In Millions)
      Ceded reinsurance netted against insurance
       premiums                                      $   70.7 $   44.3 $   29.2
      Assumed reinsurance included in insurance
       premiums                                          18.1     17.8     15.6
      Ceded reinsurance netted against policy fees       77.5     71.0     66.5
      Ceded reinsurance netted against net invest-
       ment income                                      204.9    192.5    176.6
      Ceded reinsurance netted against interest
       credited                                         165.8    155.2    140.0
      Ceded reinsurance netted against policy bene-
       fits                                              93.4     56.7     51.4
      Assumed reinsurance included in policy bene-
       fits                                              12.7      9.9     14.5

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. SEGMENT INFORMATION


   The operations of the Company have been classified into four business segments as follows: Individual Life Insurance and Annuities, Pensions, Group Employee Benefits and Corporate and Other. These segments are based on the organization of the Company and are generally distinguished by the products offered. The Corporate and Other segment generally includes the assets and operations that do not support the other segments such as certain non-life insurance related subsidiary operations. Depreciation expense and capital expenditures are not material and have not been reported. Revenues, income before income taxes and assets by segment are as follows:

                                                    Years Ended December 31,
                                                     1997      1996     1995
                                                   ---------------------------
                                                         (In Millions)
        Revenues:
          Individual Life Insurance and Annuities  $1,137.7  $  964.0 $  927.0
          Pensions                                    584.0     507.3    513.9
          Group Employee Benefits                     507.5     456.0    419.3
          Corporate and Other                         345.2     220.7    159.5
                                                   ---------------------------
        Total                                      $2,574.4  $2,148.0 $2,019.7
                                                   ===========================
        Income before provision for income taxes:
          Individual Life Insurance and Annuities  $  164.0  $   93.9 $  102.3
          Pensions                                     98.3      80.7     53.3
          Group Employee Benefits                      28.8      26.5     25.2
          Corporate and Other                          (1.6)     79.2     40.1
                                                   ---------------------------
        Total                                      $  289.5  $  280.3 $  220.9
                                                   ===========================

                                                      December 31,
                                                     1997      1996
                                                   -------------------
                                                      (In Millions)
        Assets:
          Individual Life Insurance and Annuities  $19,969.2 $15,484.4
          Pensions                                  12,653.6  10,514.8
          Group Employee Benefits                      368.6     344.4
          Corporate and Other                        1,017.4     721.7
                                                   -------------------
        Total                                      $34,008.8 $27,065.3
                                                   ===================

13. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS

   PENSION PLANS

   Pacific Life has defined benefit pension plans which cover all eligible employees who have one year of continuous employment and have attained age
   21. The full-benefit vesting period for all participants is five years.

   Benefits for employees are based on years of service and the highest five consecutive years of compensation during the last ten years of employment. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)

   not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as participating units of a real estate trust and mutual funds managed by an indirect subsidiary of Pacific Life.

   Components of net periodic pension cost are as follows:

                                                   Years Ended December 31,
                                                    1997      1996      1995
                                                  ----------------------------
                                                        (In Millions)
        Service cost - benefits earned during
         the year                                 $    3.6  $    3.7  $    2.8
        Interest cost on projected benefit obli-
         gation                                       10.4       9.8       9.3
        Actual return on plan assets                 (33.1)    (21.7)    (25.0)
        Amortization of net obligations and
         prior service cost                           18.9       9.1      14.0
                                                  ----------------------------
        Net periodic pension cost                 $   (0.2) $    0.9  $    1.1
                                                  ============================

   The following table sets forth the pension plan's funded status and amounts recognized on Pacific Life's consolidated statements of financial condition:

                                                             December 31,
                                                             1997     1996
                                                            ----------------
                                                             (In Millions)
        Actuarial present value of benefit obligation:
          Vested benefits                                   $ 137.1  $ 121.2
          Nonvested benefits                                    1.2      1.2
                                                            ----------------
        Accumulated benefit obligation                        138.3    122.4
        Effect of projected future compensation increases      19.6     18.5
                                                            ----------------
        Projected benefit obligation                          157.9    140.9
        Plan assets at fair value                            (180.3)  (154.2)
                                                            ----------------
        Plan assets in excess of projected benefit obliga-
         tion                                                 (22.4)   (13.3)
        Unrecognized net gain                                  14.7      3.6
        Unrecognized transition asset                           4.8      6.0
        Unrecognized prior service cost                         1.2      2.2
                                                            ----------------
        Prepaid pension cost                                $  (1.7) $  (1.5)
                                                            ================

   In determining the actuarial present value of the projected benefit obligation as of December 31, 1997 and 1996, the weighted average discount rate used was 7.0% and 7.5%, respectively, and the rate of increase in future compensation levels was 5.5% and 6.0%, respectively. The expected long-term rate of return on plan assets was 8.5% in 1997 and 1996.

   In connection with the merger of PCL into Pacific Life as discussed in
   Note 4, Pacific Life assumed sponsorship of PCL's defined benefit pension plan. This pension plan provides for retirement income benefits at age 65 with reduced benefits for early retirement. Effective December 31, 1997, PCL's defined benefit plan merged into Pacific Life's plan. All benefits associated with PCL's plan remain unchanged subsequent to the merger.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)


   POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE PLANS

   Pacific Life sponsors a defined benefit health care plan and a defined benefit life insurance plan (the "Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis. The amount of benefits paid under the programs during 1997, 1996 and 1995 was approximately $1.5 million, $1.6 million and $1.7 million, respectively.

   Components of net periodic postretirement benefit cost are as follows:

                                                   Years Ended December 31,
                                                    1997      1996      1995
                                                   ----------------------------
                                                        (In Millions)
        Service cost                               $   0.1  $    0.2  $    0.2
        Interest cost                                  1.4       1.5       1.9
        Amortization                                  (0.7)     (0.3)     (0.3)
                                                   ----------------------------
        Net periodic postretirement benefit cost   $   0.8  $    1.4  $    1.8
                                                   ============================

   The following table sets forth the Plans' funded status and amounts recorded in other liabilities on the accompanying consolidated statements of financial condition:

                                                        December 31,
                                                         1997   1996
                                                        -------------
                                                        (In Millions)
        Accumulated postretirement obligation:
          Retirees                                      $ 17.6 $ 17.3
          Fully eligible active Plan participants          1.4    2.0
          Other active Plan participants                   1.1    2.5
                                                        -------------
        Total accumulated postretirement obligation       20.1   21.8
        Fair value of Plan assets                           --     --
                                                        -------------
        Unfunded accumulated postretirement obligation    20.1   21.8
        Unrecognized net gain                              3.2    3.7
        Prior service cost                                 2.7    1.3
                                                        -------------
        Accrued postretirement benefit liability        $ 26.0 $ 26.8
                                                        =============

   The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 9% for 1997 and 1996 and is assumed to decrease gradually to 4% in 2003 and remain at that level thereafter. The amount reported is materially effected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1997 and 1996 would be increased by 8.5% and 11.5%, respectively. The effect of this change would increase the

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)

   aggregate of the service and interest cost components of the net periodic benefit cost by 7.7%, 12.3% and 11.4% for 1997, 1996 and 1995, respectively.

   The discount rate used in determining the accumulated postretirement benefit obligation is 7.0% and 7.5% for 1997 and 1996, respectively.

   OTHER PLANS

   Pacific Life provides a voluntary Retirement Incentive Savings Plan ("RISP") pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Effective October 1, 1997, Pacific Life's RISP changed the matching percentage of each employee's contributions from 50% to 75%, up to a maximum of six percent of eligible employee compensation and restricted the matched investment to an Employee Stock Ownership Plan ("ESOP") sponsored by Pacific LifeCorp. The ESOP was formed at the time of the Conversion and is currently only available to the participants of the RISP in the form of matching contributions.

   Pacific Life also has a deferred compensation plan which permits certain employees to defer portions of their compensation and earn a guaranteed interest rate on the deferred amounts. The interest rate is determined annually and is guaranteed for one year. The compensation which has been deferred has been accrued and the primary expense, other than compensation, related to this plan is interest on the deferred amounts.

   The Company also has performance based incentive compensation plans for its employees.

14. TRANSACTIONS WITH AFFILIATES

   Pacific Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $27.5 million, $14.3 million and $6.5 million for the years ended December 31, 1997, 1996 and 1995, respectively. In addition, Pacific Life entered into an agreement with the Pacific Select Fund on October 1, 1995, to provide certain support services for an administration fee which is based on an allocation of actual costs. Such administration fees amounted to $165,000, $108,000 and $28,550 for the years ended December 31, 1997, 1996 and 1995, respectively.

   PIMCO Advisors provides investment advisory services to the Company for which the fees amounted to $11.4 million, $6.2 million and $5.0 million for the years ended December 31, 1997, 1996 and 1995, respectively. Included in equity securities on the accompanying consolidated statements of financial condition are investments in mutual funds and other investments managed by PIMCO Advisors which amounted to $46.5 million and $90.8 million as of December 31, 1997 and 1996, respectively.

   Pacific Life provides certain support services to PIMCO Advisors. Charges for these services are based on an allocation of actual costs and amounted to $1.2 million, $1.4 million and $1.9 million for the years ended December 31, 1997, 1996 and 1995, respectively.

15. TERMINATION AND NON-COMPETITION AGREEMENTS

   Effective November 15, 1994, in connection with the PIMCO Advisors transaction (Note 1), termination and non-competition agreements were entered into with certain former key employees of PAM's subsidiaries. These agreements provide terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other noncompete payments. When the amount of future obligations to be made to a key employee is determinable, a liability for such amount is established.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. TERMINATION AND NON-COMPETITION AGREEMENTS (CONTINUED)


   For the years ended December 31, 1997, 1996 and 1995, approximately $85.8 million, $35.3 million and $28.6 million, respectively, is included in operating expenses in the consolidated statements of operations related to the termination and non-competition agreements. This includes payments of $43.1 million in 1997 to former key employees who elected to sell to PAM's subsidiaries their rights to the future proceeds from the PIMCO Advisors units.

16. INVESTMENT COMMITMENTS

   The Company has outstanding commitments to make investments primarily in mortgage loans, limited partnerships and other investments as follows (In Millions):

          Years Ending December 31:
           1998                      $245.4
           1999-2002                  131.8
           2003 and thereafter         16.6
                                     ------
          Total                      $393.8
                                     ======

17. LITIGATION

   The Company has been named in civil litigation proceedings which appear to be substantially similar to other litigation brought against many life insurers alleging misconduct in the sale of products. These matters are sometimes referred to as market conduct litigation. The litigation against the Company purports to include all persons in the United States who purchased life insurance and annuity products from the Company during the period from 1982 to present. The Company has retained national and local counsel experienced in the handling of similar matters for other life insurers. Informal discovery has commenced in these matters. At this time, it is not feasible to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in such actions.

   Further, the Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages.

   In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.
   ---------------------------------------------------------------------------

                                 ILLUSTRATIONS

  The following tables illustrate how the death benefits, Accumulated Values and Net Cash Surrender Values of a hypothetical policy may vary over an extended period of time assuming hypothetical rates of return equivalent to constant gross annual rates of 0%, 6% and 12%.

  The Policies are illustrated based on the Guideline Premium Test and include the following:

  Death Benefit Option A, Face Amount $1,500,000, Annual Premium $33,093, male nonsmoker, issue Age 55, and female nonsmoker, issue Age 55, current cost of insurance rates:

  Death Benefit Option A, Face Amount $1,500,000, Annual Premium $33,093, male nonsmoker, issue Age 55, and female nonsmoker, issue Age 55, guaranteed cost of insurance rates:

  Death Benefit Option B, Face Amount $1,500,000, Annual Premium $124,955, male nonsmoker, issue Age 55, and female nonsmoker, issue Age 55, current cost of insurance rates:

  Death Benefit Option B, Face Amount $1,500,000, Annual Premium $124,955, male nonsmoker, issue Age 55, and female nonsmoker, issue Age 55, guaranteed cost of insurance rates:

  Death Benefit Option C, Face Amount $1,500,000, Annual Premium $33,093, male nonsmoker, issue Age 55, and female nonsmoker, issue Age 55, current cost of insurance rates:

  Death Benefit Option C, Face Amount $1,500,000, Annual Premium $33,093, male nonsmoker, issue Age 55, and female nonsmoker, issue Age 55, guaranteed cost of insurance rates:

  Death Benefit Option D, Face Amount $1,500,000, Annual Premium $33,093, male nonsmoker, issue Age 55, and female nonsmoker, issue Age 55, current cost of insurance rates:

  Death Benefit Option D, Face Amount $1,500,000, Annual Premium $33,093, male nonsmoker, issue Age 55, and female nonsmoker, issue Age 55, guaranteed cost of insurance rates:

  The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual policy years.

  The second column of each table, labeled "Total Premiums Paid Plus Interest at 5%," shows the amount which would accumulate if an amount equal to the annual premium (after taxes) were invested to earn interest at 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year. These illustrations assume that no Policy loans have been made.

  The amounts shown for the death benefits, Accumulated Values and Net Cash Surrender Values reflect the fact that the net investment return on the Variable Accounts is lower than the gross investment return on the assets as a result of charges levied against the Variable Accounts. These values also take into account the premium loads, the administrative charges and the mortality and expense risk charges. The Fund's daily investment advisory fee is assumed to be equivalent to an annual weighted rate of 0.60% of the aggregate average daily net assets of the Fund. This hypothetical rate is representative of the weighted average investment advisory fee applicable to the Portfolios of the Fund available as options under the Policy. The amounts shown would differ if unisex rates were used or if the Insureds were females and female rates were used. On those illustrations assuming current rates, the amounts would also differ if either Insured were a smoker and smoker rates were used.

  The tables also reflect other expenses of the Fund at the weighted rate of 0.08% of the average daily net assets of a Portfolio, which amounts to 0.68% of the average daily net assets of a Portfolio including the investment advisory fees, operating expenses, and exclusive of any foreign taxes. Foreign taxes for the year ended December 31, 1997 were the following percentages of the average daily net assets of the Portfolios: 0.02% for the Equity Income Portfolio; 0.01% for the Multi-Strategy Portfolio; 0.25% for the International Portfolio; 0.02% for the Growth LT Portfolio; 0.01% for the Equity Portfolio; 0.01% for the Equity Index Portfolio; and 0.19% for the Emerging Markets Portfolio.

  After deduction of the charges and Fund expenses described above, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of return of -0.68%, 5.28%, and 11.24%. The hypothetical values shown in the tables do not reflect any charges against the Variable Accounts for income taxes that may be attributable to the Variable Accounts in the future, since we are not currently making these charges.

  We will furnish upon request a comparable illustration reflecting the proposed Insureds' Ages, underwriting classes, Face Amount, death benefit and premium amounts requested. In addition, upon request, illustrations will be furnished reflecting allocation of premiums to specified Variable Accounts. Such illustrations will reflect the expenses of the Portfolio of the Fund in which the Variable Account invests. Illustrations that use a hypothetical gross rate of return in excess of 12% are available to certain large institutional investors upon request.

             FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE

   ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER
                VALUES BASED ON CURRENT COST OF INSURANCE RATES

DEATH BENEFIT OPTION: A                                 FACE AMOUNT: $1,500,000
MALE NONSMOKER ISSUE AGE 55                       FEMALE NONSMOKER ISSUE AGE 55
GUIDELINE PREMIUM TEST                                  ANNUAL PREMIUM: $33,093

                                  END OF YEAR DEATH BENEFIT
                     TOTAL                ASSUMING
                   PREMIUMS       HYPOTHETICAL GROSS ANNUAL
         END OF    PAID PLUS        INVESTMENT RETURN OF
         POLICY   INTEREST AT ---------------------------------
           YEAR       5%          0%         6%         12%
         ------   ----------- ---------- ---------- -----------
            1     $   34,748  $1,500,000 $1,500,000 $ 1,500,000
            2     $   71,233  $1,500,000 $1,500,000 $ 1,500,000
            3     $  109,542  $1,500,000 $1,500,000 $ 1,500,000
            4     $  149,767  $1,500,000 $1,500,000 $ 1,500,000
            5     $  192,003  $1,500,000 $1,500,000 $ 1,500,000
            6     $  236,350  $1,500,000 $1,500,000 $ 1,500,000
            7     $  282,916  $1,500,000 $1,500,000 $ 1,500,000
            8     $  331,809  $1,500,000 $1,500,000 $ 1,500,000
            9     $  383,147  $1,500,000 $1,500,000 $ 1,500,000
           10     $  437,052  $1,500,000 $1,500,000 $ 1,500,000
           15     $  749,804  $1,500,000 $1,500,000 $ 1,500,000
           20     $1,148,964  $1,500,000 $1,500,000 $ 2,092,860
           25     $1,658,405  $1,500,000 $1,500,000 $ 3,693,652
           30     $2,308,594  $1,500,000 $2,036,479 $ 6,432,059
           35     $3,138,418  $1,500,000 $2,757,613 $10,917,920

                                        END OF YEAR NET CASH SURRENDER
         END OF YEAR ACCUMULATED VALUE               VALUE
          ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
                    ANNUAL                          ANNUAL
END OF       INVESTMENT RETURN OF            INVESTMENT RETURN OF
POLICY  ------------------------------- -------------------------------
  YEAR     0%        6%         12%        0%        6%         12%
------  -------- ---------- ----------- -------- ---------- -----------
   1    $ 27,437 $   29,151 $    30,866 $ 15,084 $   16,798 $    18,514
   2    $ 54,401 $   59,538 $    64,882 $ 43,421 $   48,558 $    53,902
   3    $ 80,863 $   91,190 $   102,359 $ 71,256 $   81,583 $    92,752
   4    $106,797 $  124,141 $   143,648 $ 98,562 $  115,906 $   135,413
   5    $132,172 $  158,421 $   189,136 $125,309 $  151,558 $   182,273
   6    $157,068 $  194,182 $   239,379 $151,578 $  188,692 $   233,889
   7    $181,332 $  231,344 $   294,753 $177,214 $  227,227 $   290,635
   8    $205,356 $  270,371 $   356,218 $202,611 $  267,626 $   353,473
   9    $229,144 $  311,359 $   424,451 $227,772 $  309,986 $   423,078
  10    $252,698 $  354,410 $   500,205 $252,698 $  354,410 $   500,205
  15    $379,735 $  619,781 $ 1,042,816 $379,735 $  619,781 $ 1,042,816
  20    $486,770 $  949,761 $ 1,955,944 $486,770 $  949,761 $ 1,955,944
  25    $557,411 $1,379,741 $ 3,517,764 $557,811 $1,379,741 $ 3,517,764
  30    $528,295 $1,939,504 $ 6,125,770 $528,295 $1,939,504 $ 6,125,770
  35    $227,774 $2,626,298 $10,398,019 $227,774 $2,626,298 $10,398,019

--------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans or partial withdrawals have been made.


THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

             FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE

   ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER
              VALUES BASED ON GUARANTEED COST OF INSURANCE RATES

DEATH BENEFIT OPTION: A                                 FACE AMOUNT: $1,500,000
MALE NONSMOKER ISSUE AGE 55                       FEMALE NONSMOKER ISSUE AGE 55
GUIDELINE PREMIUM TEST                                  ANNUAL PREMIUM: $33,093

                                  END OF YEAR DEATH BENEFIT
                     TOTAL                ASSUMING
                   PREMIUMS       HYPOTHETICAL GROSS ANNUAL
         END OF    PAID PLUS        INVESTMENT RETURN OF
         POLICY   INTEREST AT ----------------------------------
          YEAR        5%          0%          6%         12%
         ------   ----------- ----------  ---------- -----------
           1      $   34,748  $1,500,000  $1,500,000 $ 1,500,000
           2      $   71,233  $1,500,000  $1,500,000 $ 1,500,000
           3      $  109,542  $1,500,000  $1,500,000 $ 1,500,000
           4      $  149,767  $1,500,000  $1,500,000 $ 1,500,000
           5      $  192,003  $1,500,000  $1,500,000 $ 1,500,000
           6      $  236,350  $1,500,000  $1,500,000 $ 1,500,000
           7      $  282,916  $1,500,000  $1,500,000 $ 1,500,000
           8      $  331,809  $1,500,000  $1,500,000 $ 1,500,000
           9      $  383,147  $1,500,000  $1,500,000 $ 1,500,000
          10      $  437,052  $1,500,000  $1,500,000 $ 1,500,000
          15      $  749,804  $1,500,000  $1,500,000 $ 1,500,000
          20      $1,148,964  $1,500,000  $1,500,000 $ 2,016,709
          25      $1,658,405  $1,500,000  $1,500,000 $ 3,547,509
          30      $2,308,594  $        0* $1,734,212 $ 6,124,859
          35      $3,138,418  $        0* $2,338,116 $10,237,990

                                        END OF YEAR NET CASH SURRENDER
        END OF YEAR ACCUMULATED VALUE               VALUE
         ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
                    ANNUAL                          ANNUAL
END OF       INVESTMENT RETURN OF            INVESTMENT RETURN OF
POLICY  ------------------------------- -------------------------------
 YEAR      0%         6%        12%        0%         6%        12%
------  --------  ---------- ---------- --------  ---------- ----------
   1    $ 27,421  $   29,134 $   30,849 $ 15,068  $   16,782 $   18,496
   2    $ 54,332  $   59,466 $   64,807 $ 43,352  $   48,486 $   53,827
   3    $ 80,701  $   91,018 $  102,177 $ 71,093  $   81,411 $   92,569
   4    $106,494  $  123,815 $  143,297 $ 98,259  $  115,580 $  135,062
   5    $131,675  $  157,879 $  188,545 $124,813  $  151,016 $  181,683
   6    $156,318  $  193,352 $  238,463 $150,828  $  187,862 $  232,973
   7    $180,239  $  230,123 $  293,391 $176,121  $  226,006 $  289,273
   8    $203,356  $  268,183 $  353,828 $200,611  $  265,438 $  351,083
   9    $225,556  $  307,498 $  420,320 $224,184  $  306,126 $  418,948
  10    $246,716  $  348,033 $  493,491 $246,716  $  348,033 $  493,491
  15    $346,343  $  584,788 $1,009,315 $346,343  $  584,788 $1,009,315
  20    $392,871  $  856,465 $1,884,775 $392,871  $  856,465 $1,884,775
  25    $323,568  $1,186,421 $3,378,580 $323,568  $1,186,421 $3,378,580
  30    $      0* $1,651,630 $5,833,199 $      0* $1,651,630 $5,833,199
  35    $      0* $2,226,777 $9,750,466 $      0* $2,226,777 $9,750,466

--------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans or partial withdrawals have been made.

*Additional payment will be required to prevent policy termination.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

             FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE

   ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER
                VALUES BASED ON CURRENT COST OF INSURANCE RATES

DEATH BENEFIT OPTION: B                                 FACE AMOUNT: $1,500,000
MALE NONSMOKER ISSUE AGE 55                       FEMALE NONSMOKER ISSUE AGE 55
GUIDELINE PREMIUM TEST                                 ANNUAL PREMIUM: $124,955

                     TOTAL    END OF YEAR DEATH BENEFIT ASSUMING
                   PREMIUMS       HYPOTHETICAL GROSS ANNUAL
         END OF    PAID PLUS         INVESTMENT RETURN OF
         POLICY   INTEREST AT ----------------------------------
          YEAR        5%          0%         6%          12%
         ------   ----------- ---------- ----------- -----------
            1     $   131,203 $1,610,349 $ 1,617,037 $ 1,623,728
            2     $   268,966 $1,719,404 $ 1,739,663 $ 1,760,720
            3     $   413,617 $1,827,136 $ 1,868,111 $ 1,912,379
            4     $   565,500 $1,933,514 $ 2,002,623 $ 2,080,256
            5     $   724,978 $2,038,500 $ 2,143,449 $ 2,266,066
            6     $   892,430 $2,142,165 $ 2,290,962 $ 2,471,828
            7     $ 1,068,254 $2,244,344 $ 2,445,310 $ 2,699,526
            8     $ 1,252,869 $2,345,482 $ 2,607,277 $ 2,952,011
            9     $ 1,446,716 $2,445,589 $ 2,777,240 $ 3,231,987
           10     $ 1,650,254 $2,544,675 $ 2,955,596 $ 3,542,451
           15     $ 2,831,167 $3,046,277 $ 4,013,724 $ 5,711,762
           20     $ 4,338,344 $3,502,337 $ 5,337,613 $ 9,324,382
           25     $ 6,261,927 $3,898,551 $ 7,009,537 $15,447,199
           30     $ 8,716,959 $4,120,195 $ 8,981,675 $25,626,992
           35     $11,850,273 $3,995,414 $11,140,100 $42,936,895

                                           END OF YEAR NET CASH SURRENDER
          END OF YEAR ACCUMULATED VALUE                 VALUE
           ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                     ANNUAL                            ANNUAL
END OF        INVESTMENT RETURN OF              INVESTMENT RETURN OF
POLICY  --------------------------------- ---------------------------------
 YEAR       0%         6%         12%         0%         6%         12%
------  ---------- ---------- ----------- ---------- ---------- -----------
  1     $  110,349 $  117,037 $   123,728 $   97,996 $  104,685 $   111,375
  2     $  219,404 $  239,663 $   260,720 $  208,424 $  228,683 $   249,740
  3     $  327,136 $  368,111 $   412,379 $  317,529 $  358,503 $   402,771
  4     $  433,514 $  502,623 $   580,256 $  425,279 $  494,388 $   572,021
  5     $  538,500 $  643,449 $   766,066 $  531,637 $  636,587 $   759,204
  6     $  642,165 $  790,962 $   971,828 $  636,675 $  785,472 $   966,338
  7     $  744,344 $  945,310 $ 1,199,526 $  740,226 $  941,193 $ 1,195,408
  8     $  845,482 $1,107,277 $ 1,452,011 $  842,737 $1,104,532 $ 1,449,266
  9     $  945,589 $1,277,240 $ 1,731,987 $  944,217 $1,275,868 $ 1,730,615
  10    $1,044,675 $1,455,596 $ 2,042,451 $1,044,675 $1,455,596 $ 2,042,451
  15    $1,546,277 $2,513,724 $ 4,211,762 $1,546,277 $2,513,724 $ 4,211,762
  20    $2,002,337 $3,837,613 $ 7,824,382 $2,002,337 $3,837,613 $ 7,824,382
  25    $2,398,551 $5,509,537 $13,947,199 $2,398,551 $5,509,537 $13,947,199
  30    $2,620,195 $7,481,675 $24,126,992 $2,620,195 $7,481,675 $24,126,992
  35    $2,495,414 $9,640,100 $40,892,281 $2,495,414 $9,640,100 $40,892,281

--------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans or partial withdrawals have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

             FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE

   ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER
              VALUES BASED ON GUARANTEED COST OF INSURANCE RATES

DEATH BENEFIT OPTION: B                                 FACE AMOUNT: $1,500,000
MALE NONSMOKER ISSUE AGE 55                       FEMALE NONSMOKER ISSUE AGE 55
GUIDELINE PREMIUM TEST                                 ANNUAL PREMIUM: $124,955

                                  END OF YEAR DEATH BENEFIT
                     TOTAL                ASSUMING
                   PREMIUMS       HYPOTHETICAL GROSS ANNUAL
         END OF    PAID PLUS        INVESTMENT RETURN OF
         POLICY   INTEREST AT ---------------------------------
          YEAR        5%          0%         6%         12%
         ------   ----------- ---------- ---------- -----------
          1       $   131,203 $1,610,332 $1,617,020 $ 1,623,710
          2       $   268,966 $1,719,333 $1,739,589 $ 1,760,643
          3       $   413,617 $1,826,966 $1,867,930 $ 1,912,187
          4       $   565,500 $1,933,193 $2,002,275 $ 2,079,880
          5       $   724,978 $2,037,966 $2,142,862 $ 2,265,421
          6       $   892,430 $2,141,348 $2,290,049 $ 2,470,805
          7       $ 1,068,254 $2,243,138 $2,443,941 $ 2,697,969
          8       $ 1,252,869 $2,343,226 $2,604,745 $ 2,949,157
          9       $ 1,446,716 $2,441,466 $2,772,633 $ 3,226,814
          10      $ 1,650,254 $2,537,686 $2,947,763 $ 3,533,629
          15      $ 2,831,167 $3,004,568 $3,964,070 $ 5,652,132
          20      $ 4,338,344 $3,380,504 $5,181,114 $ 9,118,874
          25      $ 6,261,927 $3,602,457 $6,604,334 $14,868,801
          30      $ 8,716,959 $3,518,030 $8,098,645 $24,242,564
          35      $11,850,273 $2,897,882 $9,411,909 $39,789,906

                                           END OF YEAR NET CASH SURRENDER
          END OF YEAR ACCUMULATED VALUE                 VALUE
           ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                     ANNUAL                            ANNUAL
END OF        INVESTMENT RETURN OF              INVESTMENT RETURN OF
POLICY  --------------------------------- ---------------------------------
 YEAR       0%         6%         12%         0%         6%         12%
------  ---------- ---------- ----------- ---------- ---------- -----------
   1    $  110,332 $  117,020 $   123,710 $   97,980 $  104,668 $   111,358
   2    $  219,333 $  239,589 $   260,643 $  208,353 $  228,609 $   249,663
   3    $  326,966 $  367,930 $   412,187 $  317,359 $  358,322 $   402,579
   4    $  433,193 $  502,275 $   579,880 $  424,958 $  494,040 $   571,645
   5    $  537,966 $  642,862 $   765,421 $  531,104 $  636,000 $   758,558
   6    $  641,348 $  790,049 $   970,805 $  635,858 $  784,559 $   965,315
   7    $  743,138 $  943,941 $ 1,197,969 $  739,020 $  939,824 $ 1,193,852
   8    $  843,226 $1,104,745 $ 1,449,157 $  840,481 $1,102,000 $ 1,446,412
   9    $  941,466 $1,272,633 $ 1,726,814 $  940,093 $1,271,260 $ 1,725,442
  10    $1,037,686 $1,447,763 $ 2,033,629 $1,037,686 $1,447,763 $ 2,033,629
  15    $1,504,568 $2,464,070 $ 4,152,132 $1,504,568 $2,464,070 $ 4,152,132
  20    $1,880,504 $3,681,114 $ 7,618,874 $1,880,504 $3,681,114 $ 7,618,874
  25    $2,102,457 $5,104,334 $13,368,801 $2,102,457 $5,104,334 $13,368,801
  30    $2,018,030 $6,598,645 $22,742,564 $2,018,030 $6,598,645 $22,742,564
  35    $1,397,882 $7,911,909 $37,895,148 $1,397,882 $7,911,909 $37,895,148

--------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans or partial withdrawals have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

             FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE

   ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER
                VALUES BASED ON CURRENT COST OF INSURANCE RATES

DEATH BENEFIT OPTION: C                                 FACE AMOUNT: $1,500,000
MALE NONSMOKER ISSUE AGE 55                       FEMALE NONSMOKER ISSUE AGE 55
GUIDELINE PREMIUM TEST                                  ANNUAL PREMIUM: $33,093

                                  END OF YEAR DEATH BENEFIT
                     TOTAL                ASSUMING
                   PREMIUMS       HYPOTHETICAL GROSS ANNUAL
         END OF    PAID PLUS        INVESTMENT RETURN OF
         POLICY   INTEREST AT ----------------------------------
           YEAR       5%          0%          6%         12%
         ------   ----------- ----------  ---------- -----------
            1     $   34,748  $1,533,093  $1,533,093 $ 1,533,093
            2     $   71,233  $1,566,186  $1,566,186 $ 1,566,186
            3     $  109,542  $1,599,279  $1,599,279 $ 1,599,279
            4     $  149,767  $1,632,372  $1,632,372 $ 1,632,372
            5     $  192,003  $1,665,465  $1,665,465 $ 1,665,465
            6     $  236,350  $1,698,558  $1,698,558 $ 1,698,558
            7     $  282,916  $1,731,651  $1,731,651 $ 1,731,651
            8     $  331,809  $1,764,744  $1,764,744 $ 1,764,744
            9     $  383,147  $1,797,837  $1,797,837 $ 1,797,837
           10     $  437,052  $1,830,930  $1,830,930 $ 1,830,930
           15     $  749,804  $1,996,395  $1,996,395 $ 1,996,395
           20     $1,148,964  $2,161,860  $2,161,860 $ 2,161,860
           25     $1,658,405  $2,327,325  $2,327,325 $ 3,640,852
           30     $2,308,594  $2,492,790  $2,492,790 $ 6,343,298
           35     $3,138,418  $        0* $2,658,255 $10,770,307

                                          END OF YEAR NET CASH SURRENDER
         END OF YEAR ACCUMULATED VALUE                 VALUE
          ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                     ANNUAL                           ANNUAL
END OF        INVESTMENT RETURN OF             INVESTMENT RETURN OF
POLICY  --------------------------------- --------------------------------
  YEAR     0%          6%         12%        0%         6%         12%
------  ---------  ---------- ----------- --------  ---------- -----------
   1    $  27,435  $   29,149 $    30,864 $ 15,082  $   16,796 $    18,511
   2    $  54,385  $   59,522 $    64,865 $ 43,405  $   48,542 $    53,885
   3    $  80,810  $   91,135 $   102,301 $ 71,203  $   81,527 $    92,693
   4    $ 106,668  $  124,003 $   143,501 $ 98,433  $  115,768 $   135,266
   5    $ 131,909  $  158,137 $   188,830 $125,046  $  151,274 $   181,967
   6    $ 156,591  $  193,660 $   238,809 $151,101  $  188,170 $   233,319
   7    $ 180,533  $  230,459 $   293,773 $176,415  $  226,342 $   289,655
   8    $ 204,184  $  269,048 $   354,725 $201,439  $  266,303 $   351,980
   9    $ 227,546  $  309,518 $   422,329 $226,173  $  308,146 $   420,956
  10    $ 250,618  $  351,965 $   497,323 $250,618  $  351,965 $   497,323
  15    $ 373,885  $  612,253 $ 1,032,949 $373,885  $  612,253 $ 1,032,949
  20    $ 466,828  $  923,817 $ 1,926,591 $466,828  $  923,817 $ 1,926,591
  25    $ 486,409  $1,286,447 $ 3,467,478 $486,409  $1,286,447 $ 3,467,478
  30    $ 272,281  $1,655,482 $ 6,041,236 $272,281  $1,655,482 $ 6,041,236
  35    $       0* $1,973,976 $10,257,435 $      0* $1,973,976 $10,257,435

--------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans or partial withdrawals have been made.

*Additional payment will be required to prevent policy termination.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

             FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE

   ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER
              VALUES BASED ON GUARANTEED COST OF INSURANCE RATES

DEATH BENEFIT OPTION: C                                 FACE AMOUNT: $1,500,000
MALE NONSMOKER ISSUE AGE 55                       FEMALE NONSMOKER ISSUE AGE 55
GUIDELINE PREMIUM TEST                                  ANNUAL PREMIUM: $33,093

                                 END OF YEAR DEATH BENEFIT
                     TOTAL                ASSUMING
                   PREMIUMS      HYPOTHETICAL GROSS ANNUAL
         END OF    PAID PLUS        INVESTMENT RETURN OF
         POLICY   INTEREST AT ----------------------------------
          YEAR        5%          0%          6%         12%
         ------   ----------- ----------  ----------  ----------
            1     $   34,748  $1,533,093  $1,533,093  $1,533,093
            2     $   71,233  $1,566,186  $1,566,186  $1,566,186
            3     $  109,542  $1,599,279  $1,599,279  $1,599,279
            4     $  149,767  $1,632,372  $1,632,372  $1,632,372
            5     $  192,003  $1,665,465  $1,665,465  $1,665,465
            6     $  236,350  $1,698,558  $1,698,558  $1,698,558
            7     $  282,916  $1,731,651  $1,731,651  $1,731,651
            8     $  331,809  $1,764.744  $1,764,744  $1,764,744
            9     $  383,147  $1,797,837  $1,797,837  $1,797,837
           10     $  437,052  $1,830,930  $1,830,930  $1,830,930
           15     $  749,804  $1,996,395  $1,996,395  $1,996,395
           20     $1,148,964  $2,161,860  $2,161,860  $2,161,860
           25     $1,658,405  $2,327,325  $2,327,325  $3,369,784
           30     $2,308,594  $        0* $2,492,790  $5,829,097
           35     $3,138,418  $        0* $        0* $9,754,170

          END OF YEAR ACCUMULATED          END OF YEAR NET CASH
                   VALUE                     SURRENDER VALUE
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
                   ANNUAL                         ANNUAL
END OF      INVESTMENT RETURN OF           INVESTMENT RETURN OF
POLICY  ------------------------------ ------------------------------
 YEAR      0%        6%        12%        0%        6%        12%
------  --------  --------  ---------- --------  --------  ----------
   1    $ 27,418  $ 29,132  $   30,846 $ 15,066  $ 16,779  $   18,494
   2    $ 54,314  $ 59,447  $   64,787 $ 43,334  $ 48,467  $   53,807
   3    $ 80,638  $ 90,953  $  102,108 $ 71,031  $ 81,345  $   92,500
   4    $106,342  $123,653  $  143,125 $ 98,107  $115,418  $  134,890
   5    $131,366  $157,545  $  188,185 $124,504  $150,683  $  181,323
   6    $155,756  $192,738  $  237,792 $150,266  $187,248  $  232,302
   7    $179,294  $229,078  $  292,233 $175,177  $224,960  $  288,116
   8    $201,850  $266,497  $  351,937 $199,105  $263,752  $  349,192
   9    $223,249  $304,885  $  417,352 $221,876  $303,512  $  415,980
  10    $243,285  $344,105  $  488,977 $243,285  $344,105  $  488,977
  15    $328,481  $563,263  $  983,038 $328,481  $563,263  $  983,038
  20    $325,140  $770,845  $1,789,407 $325,140  $770,845  $1,789,407
  25    $ 90,074  $876,720  $3,209,318 $ 90,074  $876,720  $3,209,318
  30    $      0* $594,131  $5,551,521 $      0* $594,131  $5,551,521
  35    $      0* $      0* $9,289,686 $      0* $      0* $9,289,686

--------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans or partial withdrawals have been made.

*Additional payment will be required to prevent policy termination.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

             FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE

   ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER
                VALUES BASED ON CURRENT COST OF INSURANCE RATES

DEATH BENEFIT OPTION: D                                 FACE AMOUNT: $1,500,000
MALE NONSMOKER ISSUE AGE 55                       FEMALE NONSMOKER ISSUE AGE 55
GUIDELINE PREMIUM TEST                                  ANNUAL PREMIUM: $33,093

                                  END OF YEAR DEATH BENEFIT
                     TOTAL                ASSUMING
                   PREMIUMS       HYPOTHETICAL GROSS ANNUAL
         END OF    PAID PLUS        INVESTMENT RETURN OF
         POLICY   INTEREST AT ----------------------------------
          YEAR        5%          0%          6%         12%
         ------   ----------- ----------  ---------- -----------
            1     $   34,748  $1,500,000  $1,500,000 $ 1,500,000
            2     $   71,233  $1,503,000  $1,503,000 $ 1,503,000
            3     $  109,542  $1,506,000  $1,506,000 $ 1,506,000
            4     $  149,767  $1,510,500  $1,510,500 $ 1,510,500
            5     $  192,003  $1,516,500  $1,516,500 $ 1,516,500
            6     $  236,350  $1,522,500  $1,522,500 $ 1,522,500
            7     $  282,916  $1,530,000  $1,530,000 $ 1,530,000
            8     $  331,809  $1,539,000  $1,539,000 $ 1,539,000
            9     $  383,147  $1,549,500  $1,549,500 $ 1,549,500
           10     $  437,052  $1,563,000  $1,563,000 $ 1,563,000
           15     $  749,804  $1,675,500  $1,675,500 $ 1,675,500
           20     $1,148,964  $1,903,500  $1,903,500 $ 2,084,751
           25     $1,658,405  $2,317,500  $2,317,500 $ 3,680,206
           30     $2,308,594  $2,766,000  $2,766,000 $ 6,409,454
           35     $3,138,418  $        0* $3,000,000 $10,880,328

                                         END OF YEAR NET CASH SURRENDER
         END OF YEAR ACCUMULATED VALUE                VALUE
          ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                    ANNUAL                           ANNUAL
END OF       INVESTMENT RETURN OF             INVESTMENT RETURN OF
POLICY  -------------------------------- --------------------------------
 YEAR      0%         6%         12%        0%         6%         12%
------  --------  ---------- ----------- --------  ---------- -----------
   1    $ 27,437  $   29,151 $    30,866 $ 15,084  $   16,798 $    18,514
   2    $ 54,400  $   59,537 $    64,881 $ 43,420  $   48,557 $    53,901
   3    $ 80,860  $   91,187 $   102,356 $ 71,253  $   81,580 $    92,749
   4    $106,788  $  124,131 $   143,638 $ 98,553  $  115,896 $   135,403
   5    $132,149  $  158,397 $   189,110 $125,287  $  151,534 $   182,248
   6    $157,021  $  194,131 $   239,325 $151,531  $  188,641 $   233,835
   7    $181,243  $  231,248 $   294,648 $177,126  $  227,130 $   290,530
   8    $205,213  $  270,212 $   356,041 $202,468  $  267,467 $   353,296
   9    $228,929  $  311,116 $   424,178 $227,557  $  309,744 $   422,806
  10    $252,391  $  354,058 $   499,802 $252,391  $  354,058 $   499,802
  15    $378,305  $  618,055 $ 1,040,704 $378,305  $  618,055 $ 1,040,704
  20    $477,952  $  939,200 $ 1,948,365 $477,952  $  939,200 $ 1,948,365
  25    $504,445  $1,315,557 $ 3,504,958 $504,445  $1,315,557 $ 3,504,958
  30    $259,352  $1,663,061 $ 6,104,242 $259,352  $1,663,061 $ 6,104,242
  35    $      0* $1,788,175 $10,362,217 $      0* $1,788,175 $10,362,217

--------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans or partial withdrawals have been made.

*Additional payment will be required to prevent policy termination.


THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

             FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE

   ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER
              VALUES BASED ON GUARANTEED COST OF INSURANCE RATES

DEATH BENEFIT OPTION: D                                 FACE AMOUNT: $1,500,000
MALE NONSMOKER ISSUE AGE 55                       FEMALE NONSMOKER ISSUE AGE 55
GUIDELINE PREMIUM TEST                                  ANNUAL PREMIUM: $33,093

                                  END OF YEAR DEATH BENEFIT
                     TOTAL                ASSUMING
                   PREMIUMS       HYPOTHETICAL GROSS ANNUAL
         END OF    PAID PLUS        INVESTMENT RETURN OF
         POLICY   INTEREST AT -----------------------------------
          YEAR        5%          0%          6%          12%
         ------   ----------- ----------  ----------  -----------
            1     $   34,748  $1,500,000  $1,500,000  $ 1,500,000
            2     $   71,233  $1,503,000  $1,503,000  $ 1,503,000
            3     $  109,542  $1,506,000  $1,506,000  $ 1,506,000
            4     $  149,767  $1,510,500  $1,510,500  $ 1,510,500
            5     $  192,003  $1,516,500  $1,516,500  $ 1,516,500
            6     $  236,350  $1,522,500  $1,522,500  $ 1,522,500
            7     $  282,916  $1,530,000  $1,530,000  $ 1,530,000
            8     $  331,809  $1,539,000  $1,539,000  $ 1,539,000
            9     $  383,147  $1,549,500  $1,549,500  $ 1,549,500
           10     $  437,052  $1,563,000  $1,563,000  $ 1,563,000
           15     $  749,804  $1,675,500  $1,675,500  $ 1,675,500
           20     $1,148,964  $1,903,500  $1,903,500  $ 1,986,033
           25     $1,658,405  $2,317,500  $2,317,500  $ 3,496,935
           30     $2,308,594  $        0* $2,766,000  $ 6,040,696
           35     $3,138,418  $        0* $        0* $10,100,312

          END OF YEAR ACCUMULATED          END OF YEAR NET CASH
                   VALUE                     SURRENDER VALUE
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
                   ANNUAL                         ANNUAL
END OF      INVESTMENT RETURN OF           INVESTMENT RETURN OF
POLICY  ------------------------------ ------------------------------
  YEAR     0%        6%        12%        0%        6%        12%
------  --------  --------  ---------- --------  --------  ----------
   1    $ 27,421  $ 29,134  $   30,849 $ 15,068  $ 16,782  $   18,496
   2    $ 54,331  $ 59,465  $   64,806 $ 43,351  $ 48,485  $   53,826
   3    $ 80,697  $ 91,015  $  102,173 $ 71,090  $ 81,407  $   92,566
   4    $106,484  $123,804  $  143,286 $ 98,249  $115,569  $  135,051
   5    $131,649  $157,851  $  188,515 $124,787  $150,988  $  181,653
   6    $156,263  $193,293  $  238,399 $150,773  $187,803  $  232,909
   7    $180,134  $230,009  $  293,267 $176,017  $225,892  $  289,149
   8    $203,168  $267,977  $  353,601 $200,423  $265,232  $  350,856
   9    $225,235  $307,142  $  419,924 $223,862  $305,769  $  418,551
  10    $246,180  $347,434  $  492,819 $246,180  $347,434  $  492,819
  15    $341,480  $579,166  $1,002,765 $341,480  $579,166  $1,002,765
  20    $362,206  $819,959  $1,856,105 $362,206  $819,959  $1,856,105
  25    $154,817  $979,305  $3,330,414 $154,817  $979,305  $3,330,414
  30    $      0* $700,725  $5,753,044 $      0* $700,725  $5,753,044
  35    $      0* $      0* $9,619,345 $      0* $      0* $9,619,345

--------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans or partial withdrawals have been made.

*Additional payment will be required to prevent policy termination.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                                  APPENDIX A

                  DESCRIPTION OF JOINT EQUAL AGE CALCULATION

1. A Joint Equal Age (JEA) conversion changes many possible combinations of Ages, risk classes, substandard ratings and sexes for two lives into a "two life status" in which both Insureds are assumed to have the same Age, sex (both always male), and risk class (both nonsmoker, or smoker).

2. Certain Policy charges are based on the JEA determined at issue. JEA eliminates many of the tables needed when Age rates are used. JEA will be used to determine the rates per $1000 of initial Face Amount for the Sales Surrender Target, underwriting surrender charge and the Face Amount component of the mortality and expense risk charge. JEA determined at issue is also used to determine the death benefit under Death Benefit Option D. Age is used for cost of insurance rates, both current and guaranteed.

3. To calculate JEA, the two Ages are each converted to an adjusted Age, the difference in adjusted Ages is converted to an Age add-on, and the Age add-on is added to the younger adjusted Age. The steps are as follows:

  a. Smoker Age Adjustment:

    If both Insureds are smoker or both Insureds are nonsmoker, no smoker adjustment is made. If exactly one Insured is a smoker, the Age of the smoker is adjusted as follows:

      NUMBER OF
       SMOKERS     SMOKER AGE ADD-ON
      ---------    -----------------
         0                0
         1 female         +4
         1 male           +6
         1 unisex         +5
         2                0

  b. Sex Age Adjustment:

    Each female Insured has a 5 year Age reduction. Each male Insured has a 0 year Age reduction. Each unisex Insured has a 1 year Age reduction.

  c. Table rating Age adjustment:

    The substandard Table ratings represent a multiple of standard mortality rates. An Age adjustment will be added to each Insured with a substandard Table rating as follows:

                          TABLE RATING AGE ADJUSTMENT

     Table Rating      0   A   B   C   D   E   F   H   J   L   N   P
    ----------------------------------------------------------------
     Age Adjustment    0   2   4   6   8  10  12  14  15  16  18  19

    The adjusted Age for substandard is capped at Age 100.

    For uninsurable Insureds, the adjusted Age will always be 100, independently of the Age and sex of the uninsurable Insureds. (We reserve the right to reject an application for a policy.)

  d. After the Ages are adjusted for sex, smoker, and table ratings, the younger adjusted Age is subtracted from the older adjusted Age. The difference is used to determine an adjusted Age add-on.

      DIFFERENCE IN       ADD TO YOUNGER         DIFFERENCE IN         ADD TO YOUNGER
      ADJUSTED AGE         ADJUSTED AGE          ADJUSTED AGE           ADJUSTED AGE
      -------------       --------------         -------------         --------------
           0                     0                  40-44                   12
           1-2                   1                  45-47                   13
           3-4                   2                  48-50                   14
           5-6                   3                  51-53                   15
           7-9                   4                  54-56                   16
          10-12                  5                  57-60                   17
          13-15                  6                  61-64                   18
          16-18                  7                  65-69                   19
          19-23                  8                  70-75                   20
          24-28                  9                  76-82                   21
          29-34                 10                  83-91                   22
          35-39                 11                  92-100                  23

  e. Add the Age add-on factor from Step d to the younger adjusted Age. This is the Joint Equal Age, or JEA.

EXAMPLE: Assuming a male smoker, Age 65, and a female nonsmoker, Age 55, Table D substandard rating, JEA is calculated as follows:

                                           MALE FEMALE
                                           ---- ------
      Age                                   65    55
      Step a--Smoker Age Adjustment         71    55
      Step b--Sex Age Adjustment            71    50
      Step c--Table Rating Age Adjustment   71    58
      Step d--Subtract Younger from Older              71-58=13
      Step e--Add Adjusted Age Add-On                  58+6=64 JEA

                                   APPENDIX B

                     RATES PER $1000 OF INITIAL FACE AMOUNT

                              FACE AMOUNT                              FACE AMOUNT
JOINT    SALES   UNDERWRITING  COMPONENT  JOINT   SALES   UNDERWRITING  COMPONENT
EQUAL  SURRENDER  SURRENDER   OF M&E RISK EQUAL SURRENDER  SURRENDER   OF M&E RISK
 AGE    TARGET      CHARGE      CHARGE     AGE   TARGET      CHARGE      CHARGE
-----  --------- ------------ ----------- ----- --------- ------------ -----------
 15       2.28       2.0         0.051      58    16.74        7.0        0.208
 16       2.35       2.1         0.052      59    18.04        7.3        0.230
 17       2.43       2.1         0.053      60    19.35        7.6        0.253
 18       2.50       2.2         0.054      61    20.64        7.9        0.275
 19       2.57       2.3         0.055      62    21.89        8.2        0.298
 20       2.65       2.3         0.056      63    23.08        8.5        0.320
 21       2.73       2.4         0.056      64    24.20        8.9        0.341
 22       2.81       2.4         0.057      65    25.26        9.3        0.362
 23       2.89       2.5         0.058      66    26.25        9.7        0.382
 24       2.98       2.6         0.059      67    27.20       10.1        0.401
 25       3.07       2.7         0.060      68    28.12       10.5        0.420
 26       3.16       2.8         0.061      69    29.00       10.9        0.439
 27       3.25       2.9         0.062      70    29.87       11.3        0.457
 28       3.35       3.0         0.063      71    30.73       11.7        0.475
 29       3.45       3.1         0.064      72    31.59       12.1        0.492
 30       3.55       3.2         0.065      73    32.46       12.5        0.510
 31       3.66       3.3         0.066      74    33.35       12.9        0.528
 32       3.77       3.4         0.067      75    34.26       13.3        0.547
 33       3.88       3.5         0.068      76    35.19       13.7        0.566
 34       4.04       3.6         0.069      77    36.14       14.1        0.585
 35       4.21       3.7         0.070      78    37.09       14.5        0.605
 36       4.38       3.8         0.072      79    38.06       14.9        0.626
 37       4.56       3.9         0.073      80    39.04       15.3        0.647
 38       4.75       4.0         0.074      81    40.02       15.7        0.668
 39       4.95       4.1         0.075      82    41.01       16.1        0.689
 40       5.15       4.2         0.076      83    42.00       16.5        0.711
 41       5.37       4.3         0.078      84    43.00       16.9        0.733
 42       5.59       4.4         0.079      85    44.00       17.3        0.756
 43       5.82       4.5         0.080      86    45.00       17.7        0.778
 44       6.20       4.6         0.082      87    46.00       18.1        0.801
 45       6.60       4.7         0.085      88    47.00       18.5        0.824
 46       7.03       4.8         0.087      89    48.00       18.9        0.848
 47       7.49       4.9         0.090      90    49.00       19.3        0.871
 48       7.98       5.0         0.093      91    50.00       19.7        0.895
 49       8.50       5.1         0.097      92    51.00       20.1        0.919
 50       9.05       5.2         0.102      93    52.00       20.5        0.944
 51       9.64       5.3         0.107      94    53.00       20.9        0.968
 52      10.27       5.4         0.113      95    54.00       21.3        0.993
 53      10.94       5.5         0.120      96    55.00       21.7        1.018
 54      11.94       5.8         0.134      97    56.00       22.1        1.044
 55      13.03       6.1         0.150      98    57.00       22.5        1.069
 56      14.21       6.4         0.168      99    58.00       22.9        1.095
 57      15.45       6.7         0.188     100    59.00       23.3        1.121

                                   APPENDIX C

                           DEATH BENEFIT PERCENTAGES

 AGE    PERCENTAGE   AGE   PERCENTAGE   AGE   PERCENTAGE    AGE    PERCENTAGE
 ----   ----------   ---   ----------   ---   ----------   -----   ----------
 0-40      250%      50       185%      60       130%       70        115%
   41      243       51       178       61       128        71        113
   42      236       52       171       62       126        72        111
   43      229       53       164       63       124        73        109
   44      222       54       157       64       122        74        107
   45      215       55       150       65       120       75-90      105
   46      209       56       146       66       119        91        104
   47      203       57       142       67       118        92        103
   48      197       58       138       68       117        93        102
   49      191       59       134       69       116       >93        101

                                  APPENDIX D

                          DEATH BENEFIT FACTOR TABLE

RATE PER $1.00 OF FACE AMOUNT

 JOINT
 EQUAL
  AGE                                         POLICY YEARS*
 -----  -----------------------------------------------------------------------------------------
          5    10    15    20    25    30    35    40    45    50    55    60    65    70    75+
        ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
 15     1.000 1.000 1.000 1.001 1.002 1.005 1.010 1.022 1.048 1.102 1.210 1.415 1.702 1.957 2.000
 20     1.000 1.000 1.001 1.002 1.004 1.009 1.021 1.046 1.100 1.207 1.411 1.700 1.957 2.000 2.000
 25     1.000 1.000 1.001 1.003 1.008 1.019 1.044 1.097 1.204 1.408 1.697 1.956 2.000 2.000 2.000
 30     1.000 1.001 1.003 1.007 1.018 1.042 1.094 1.200 1.404 1.694 1.955 2.000 2.000 2.000 2.000
 35     1.000 1.002 1.006 1.016 1.039 1.091 1.197 1.400 1.692 1.954 2.000 2.000 2.000 2.000 2.000
 40     1.001 1.005 1.014 1.036 1.087 1.192 1.395 1.688 1.953 2.000 2.000 2.000 2.000 2.000 2.000
 45     1.002 1.011 1.032 1.081 1.185 1.388 1.682 1.952 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 50     1.006 1.025 1.072 1.174 1.376 1.674 1.949 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 55     1.015 1.058 1.157 1.358 1.660 1.945 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 60     1.035 1.128 1.327 1.636 1.936 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 65     1.079 1.274 1.595 1.920 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 70     1.175 1.519 1.891 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 75     1.357 1.822 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 80     1.620 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 85     1.894 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 90     1.969 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 95     2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
 99     2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000

* Factors are portrayed for both Joint Equal Ages and Policy Anniversaries, at five year intervals. See your Policy for one year increments in Death Benefit factors.

                  [LOGO OF PACIFIC SELECT ESTATE PRESERVER]



                              Underwritten By

                        Pacific Life Insurance Company
                           700 Newport Center Drive
                                P.O. Box 9000
                     Newport Beach, California 92660

                             Underwritten by:

                            [LOGO OF PACIFIC LIFE]

                        PACIFIC LIFE INSURANCE COMPANY
                           700 NEWPORT CENTER DRIVE
                           NEWPORT BEACH, CA 92660
                              (800) 800-7681

               VISIT US AT OUR WEBSITE: WWW.PACIFICLIFE.COM


             [LOGO OF INSURANCE MARKETPLACE STANDARDS ASSOCIATION]

 *Membership promotes ethical market conduct for individual life insurance and annuities

FORM NO. 15-20514-03

                      SUPPLEMENT DATED MAY 1, 1998 TO

                     PROSPECTUS DATED MAY 1, 1998 FOR

  PACIFIC SELECT ESTATE PRESERVER AND PACIFIC SELECT ESTATE PRESERVER II

      LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                    ISSUED BY PACIFIC LIFE INSURANCE COMPANY

Death Benefit Options C and D are currently not available. We will notify
Owners of Pacific Select Estate Preserver Policies when these Death Benefit Options become available. We will change your current Death Benefit Option to Option C or D if we receive your request for such a change within 60 days after we notify you. If you elect to change to Death Benefit Option D we require evidence of insurability of both Insureds. A change to Death Benefit Option C does not require evidence of insurability.
--------------------------------------------------------------------------------

                 Supplement to Prospectus Dated May 1, 1998 for
       Pacific Select Exec, Pacific Select Choice, Pacific Select Estate Preserver Last Survivor and Pacific Select Estate Preserver II Last Survivor
               Flexible Premium Variable Life Insurance Policies
                      and Pacific Select Estate Maximizer
            Modified Single Premium Variable Life Insurance Policies
                 Each Issued by Pacific Life Insurance Company

     Capitalized terms used in this supplement are defined in the prospectuses referred to above or the prospectus for M Fund, Inc. ("M Fund").

Introduction

     A Policy Owner may choose to allocate net premium payments to four additional options available under the Policy (the "Investment Options") that are funded through the Variable Accounts of the Separate Account: The Edinburgh Overseas Equity Variable Account ("Variable Account I"), Turner Core Growth Variable Account ("Variable Account II"), the Frontier Capital Appreciation Variable Account ("Variable Account III"), and the Enhanced U.S. Equity Variable Account ("Variable Account IV"). A Policy Owner also may transfer Accumulated Value to the Variable Accounts funding these additional Variable Investment Options. The Variable Accounts funding the additional Variable Investment Options invest in the following corresponding portfolios ("Portfolios") of M
Fund:

        Variable Account I:   Edinburgh Overseas Equity Fund
        Variable Account II:  Turner Core Growth Fund
        Variable Account III: Frontier Capital Appreciation Fund
        Variable Account IV:  Enhanced U.S. Equity Fund

     In addition to these Investment Options, a Policy Owner may allocate all or a portion of net premium payments and transfer Accumulated Value to the Variable Accounts or the Fixed Account of Pacific Life Insurance Company ("Pacific Life", "we" "us", or "our", formerly known as Pacific Mutual Life Insurance Company) described in the accompanying prospectus for the Policy.

     Except as described below in relation to the four additional Variable Investment Options, all features of the Policy and all operational procedures regarding the Policy remain in effect as described in the Policy's prospectus.

INFORMATION ABOUT M FUND

M Fund, Inc.

     M Fund is a diversified, open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. M Fund currently offers four separate Portfolios as Investment Options under the Policies. Each Portfolio pursues different investment objectives and policies. The shares of each Portfolio are purchased by us for the corresponding Variable Account at net asset value, i.e., without sales load.
                                                       ----
All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless we, on behalf of the Separate Account, elect otherwise. M Fund shares may be redeemed by us at their net asset value to the extent necessary to make payments under the Policies.

     The chart below summarizes some basic information about each Portfolio of M Fund offered to the Separate Account. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying prospectus of M Fund, including information on the risks associated with the investments and investment techniques of each Portfolio of M Fund.

     M FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS SUPPLEMENT AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                                    Primary Investments          Investment
                                                      (under normal          Adviser/Portfolio
Portfolio                      Objective              circumstances)              Manager
-----------------------   --------------------       --------------------    ---------------------

Edinburgh Overseas        Long-term capital          Common stock and         M Financial Invest-
 Equity Fund              appreciation with          common stock equi-       ment Advisers, Inc.
                          reasonable invest-         valents of foreign       ("MFIA")/Edinburgh
                          ment risk through          issuers, including       Fund Managers plc.
                          active management          smaller issuers and
                          and investment in          issuers located in
                          common stock and           small, emerging
                          common stock equi-         markets
                          valents of foreign
                          issuers

Turner Core Growth        Long-term capital          Common stocks that       MFIA/Turner
 Fund                     appreciation through       show strong earnings     Investment Partners,
                          a diversified port-        potential with           Inc.
                          folio of common            reasonable market
                          stocks that show           prices
                          strong earnings
                          potential with
                          reasonable market
                          prices

Frontier Capital          Maximum capital            Common stock of com-     MFIA/Frontier
 Appreciation Fund        appreciation through       panies of all sizes,     Capital Management
                          investment in common       with emphasis on         Company, Inc.
                          stock of companies         stocks of small- to
                          of all sizes, with         medium-capitaliza-
                          emphasis on stocks         tion companies
                          of small- to medium-       (i.e., companies
                                                      ----
                          capitalization             with market capi-
                          companies                  talization of less
                                                     than $3 billion)

Enhanced U.S. Equity      Above-market total         Common stocks of         MFIA/Franklin
 Fund                     return through in-         companies perceived      Portfolio Associates
                          vestment in common         to provide a return      LLC
                          stock of companies         higher than that of
                          perceived to provide       the S&P 500 at
                          a return higher than       approximately the
                          that of the                same level of
                          Standard & Poor's          investment risk
                          500 Composite Stock
                          Price Index ("S&P
                          500") at approximately
                          the same level of
                          investment risk as the
                          S&P 500

The Investment Adviser and Portfolio Managers

     M Financial Investment Advisers, Inc. ("MFIA") serves as Investment Adviser to each Portfolio of M Fund. MFIA has engaged other firms, as shown in the chart above, to serve as Portfolio Managers under the supervision of MFIA and M Fund's Board of Directors.

     We assume no responsibility for the operation of M Fund or any Portfolio thereof, or the compliance of M Fund or the Portfolio with any applicable law.

SUMMARY OF THE POLICY

     The following supplements the discussion included in the Policy's prospectus under "SUMMARY OF THE POLICY: Charges and Deductions".

M Fund Expenses after Expense Limitation (as a percentage of each Fund's average net assets).

                                        Advisory      Other       Total
                                           Fee      Expenses    Expenses
                                        ---------   ---------   ---------

Edinburgh Overseas Equity Fund           1.05%        .25%        1.30%
Turner Core Growth Fund                   .45%        .25%         .70%
Frontier Capital Appreciation Fund        .90%        .25%        1.15%
Enhanced U.S. Equity Fund                 .55%        .25%         .80%

     The expenses listed for each of the M Fund Portfolios reflect current expenses for the year ended December 31, 1997, and reflect the policy of MFIA to pay operating expenses of M Fund (not including brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent such expenses, as accrued for each Portfolio for the year ended December 31, 1997, exceed .25% of that Portfolio's average daily net assets. In the absence of this policy, such expenses would have exceeded the expense cap and total expenses for the year ended December 31, 1997, would have been 4.94% for the Edinburgh Overseas Equity Fund, 6.20% for the Turner Core Growth Fund, 2.86% for the Frontier Capital Appreciation Fund and 5.42% for the Enhanced U.S. Equity Fund, respectively; MFIA has extended this policy through December 31, 1998. There can be no assurance that MFIA will continue this policy in the future.

     M Fund's expenses are assessed at the Fund level and are not direct charges against the Variable Accounts or the Policy's Accumulated Value. These expenses are taken into account in computing each Portfolio's net asset value, which in turn is used to compute the corresponding Variable Account's Accumulation Unit Value. M Fund's investment advisory fees and operating expenses are more fully described in M Fund's prospectus, which accompanies this prospectus.

THE POLICY

     All features of the Policy described in its prospectus remain intact.

     The following discussion supplements the one included in the Policy's prospectus under "CHARGES AND DEDUCTIONS - Other Charges."

     Other Charges

          M Fund and each of its Portfolios incur certain charges, including the investment advisory fee, and certain operating expenses. M Fund is governed by its Board of Directors. M Fund's expenses are not fixed or specified under the terms of the Policy, and these expenses may vary from year to year. The advisory fees and other expenses are more fully described in the prospectus of M Fund.

     We will exercise voting rights attributable to shares of M Fund consistent with the discussion in the prospectus on "Voting of Fund Shares." The rights we have as described in the prospectus under "Disregard of Voting Instructions" and "Substitution of Investments" also apply to M Fund and its Portfolios.

Report to Owners

     We will send to each Policy Owner any annual and semiannual reports containing financial statements for M Fund that we receive from that fund.

ILLUSTRATIONS

Upon request, we will furnish individualized illustrations reflecting allocation of net premiums to one or more of the Variable Accounts that each invest in a corresponding Portfolio of M Fund, which will reflect the expenses (after payment of certain operating expenses by MFIA and exclusive of foreign taxes) of the Portfolio(s), described above, and under "SUMMARY OF THE POLICY: Charges and Deductions". Foreign taxes were equal to 0.23% and 0.01% of the average daily net assets of the Edinburgh Overseas Equity Fund, and the Enhanced U.S. Equity Fund, respectively.



Supplement Dated May 1, 1998

Form No. 15-20535-03

PART II.  ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS

CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement on Form S-6 comprises the following papers and documents:

     The facing sheet.
     The cross-reference sheet.
     The Prospectus consisting of 98 pages (including illustrations). Supplement to Prospectus dated May 1, 1998 consisting of 1 page. Supplement to Prospectus dated May 1, 1998 consisting of 4 pages.
     The undertaking to file reports.
     Representation pursuant to Section 26(e) of the Investment Company Act of 1940.
     The signatures.
     Written consent of the following person (included in the exhibits shown below):
     Deloitte & Touche LLP, Independent Auditors
The following exhibits:

  1.  (1)   (a)  Resolution of the Board of Directors of the Depositor dated
                 November 22, 1989 and copies of the Memoranda concerning
                 Pacific Select Exec Separate Account dated May 12, 1988 and
                 January 26, 1993./1/
            (b)  Resolution of the Board of Directors of Pacific Life Insurance
                 Company authorizing conformity to the terms of the current
                 Bylaws.
      (2)   Inapplicable
      (3)   (a)  Distribution Agreement Between Pacific Mutual Life Insurance
                 Company and Pacific Equities Network/1/
            (b)  Form of Selling Agreement Between Pacific Equities Network and
                 Various Broker-Dealers/3/
      (4)   Inapplicable
      (5)   (a)  Last Survivor Flexible Premium Variable Life Insurance
                 Policy (Form 96-56)/2/
            (b)  Accelerated Living Benefit Rider/1/
            (c)  Policy Split Option Rider/1/
            (d)  Last Survivor Added Protection Benefit (Form R96-LSAPB)/2/
            (e)  Individual Annual Renewable Term Rider (Form R96-ART)/2/
            (f)  Enhanced Policy Split Option Rider (Form R96-EPSO)/2/
      (6)   (a)  Articles of Incorporation of Pacific Life Insurance Company
            (b)  Bylaws of Pacific Life Insurance Company
      (7)   Inapplicable
      (8)   Inapplicable
      (9)   (a)  Participation Agreement between Pacific Life Insurance
                 Company and Pacific Select Fund/3/
            (b)  M Fund Inc. Participation Agreement with Pacific Life
                 Insurance Company./4/
      (10)  Applications and General Questionnaire/1/

  2. Form of Opinion and consent of legal officer of Pacific Mutual as to legality of Policies being registered/1/ (Incorporated by reference to Exhibit No. 3 filed in Registrant's Registration Statement on Form S-6 filed via EDGAR on March 14, 1996, File No. 333-01713, Accession Number 0000898430-96-000838.)

  3.  Inapplicable

  4.  Inapplicable

  5.  Inapplicable

  6.  (a)   Consent of Independent Accountants
      (b)   Consent of Dechert Price & Rhoads/2/

  7.  Opinion of Actuary

  8.  Memorandum Describing Issuance, Transfer, and Redemption
      Procedures/1/

  9.  Powers of Attorney



_______________________

/1/    Filed as part of the Registration Statement on Form S-6 filed via EDGAR on March 14, 1996, File No. 333-01713, Accession Number 0000898430-96-000838.
/2/    Filed as part of Pre-Effective Amendment No. 1 to the Registration
       Statement on Form S-6 filed via EDGAR on October 25, 1996, File No.
       333-01713 Accession Number 0001017062-96-000349.
/3/    Filed as part of Post-Effective Amendment No.1 to the Registration
       Statement on Form S-6 filed via EDGAR on January 15, 1997, File
       No. 333-01713 Accession Number 0001017062-97-000040.
/4/    Filed as part of Post-Effective Amendment No. 2 to the Registration
       Statement on Form S-6 filed via EDGAR on April 25, 1997, File No. 333-01713,
       Accession Number 0001017062-97-000727.

UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940


     Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy ("Policy") described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed in connection with the Policy.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, Pacific Select Exec Separate Account of Pacific Life Insurance Company certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Newport Beach, and State of California, on this 24th day of April, 1998.

                                       PACIFIC SELECT EXEC SEPARATE ACCOUNT
                                       (Registrant)

                                  BY:  PACIFIC MUTUAL LIFE INSURANCE COMPANY
                                       (Depositor)

                                  BY:  _____________________________________
                                       Thomas C. Sutton*
                                       Chairman & Chief Executive Officer


*BY:  /s/SHARON A. CHEEVER
      Sharon A. Cheever
      as attorney-in-fact



(Power of Attorney is contained in Exhibit 9 of this Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 of Pacific Select Exec Separate Account, File No. 333-01713.)

SIGNATURES

     Pursuant to the requirements of the Securities act of 1933, Pacific Life Insurance Company certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1993 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Newport Beach, and State of California, on this 24th day of April, 1998.

                                       PACIFIC LIFE INSURANCE COMPANY
                                       (Registrant)


                                  BY:  _____________________________________
                                       Thomas C. Sutton*
                                       Chairman & Chief Executive Officer



*BY:  /s/SHARON A. CHEEVER
      Sharon A. Cheever
      as attorney-in-fact


(Power of attorney is contained as Exhibit 9 of this Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 of Pacific Select Exec Separate Account, File No. 333-01713.)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                              Title              Date
Thomas C. Sutton*             Director, Chairman          ____________, 1998
                              of the Board and
                              Chief Executive Officer

Glenn S. Schafer*             Director and President      ____________, 1998

Khanh T. Tran*                Director, Senior Vice       ____________, 1998
                              President and Chief
                              Financial Officer

David R. Carmichael*          Director, Senior Vice       ____________, 1998
                              President and General
                              Counsel

Audrey L. Milfs*              Director, Vice President    ____________, 1998
                              and Corporate Secretary

Richard M. Ferry*             Director                    ____________, 1998

Donald E. Guinn*              Director                    ____________, 1998

Ignacio E. Lozano, Jr.*       Director                    ____________, 1998

Charles D. Miller*            Director                    ____________, 1998

Donn B. Miller*               Director                    ____________, 1998

Richard M. Rosenberg*         Director                    ____________, 1998

James R. Ukropina*            Director                    ____________, 1998

Raymond L. Watson*            Director                    ____________, 1998

Edward Byrd*                  Vice President and
                              Controller                  ____________, 1998


*BY: /s/SHARON A. CHEEVER                                     April 24, 1998
Sharon A. Cheever
as attorney-in-fact



(Powers of Attorney are contained as Exhibit 9 in this Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 of Pacific Select Exec
Separate Account, File No. 333-01713.)